Dear Shareholders:

INVESTMENT RESULTS - FISCAL YEAR ENDED OCTOBER 31, 2000

The AAM Equity Fund (the "Fund") ended its October fiscal year with a positive return of 5.28%.
Investment Results

---------------------------------------------------------------------------
Comparative                      AAM             S&P 500         Dow Jones
Investment Returns (a)(b)    Equity Fund       Index (c)         Industrial
                                                                  Average (c)
----------------------------------------------------------------------------
1 Year Ending 10/31/2000         5.28%              6.08%           3.82%
----------------------------------------------------------------------------
Since Inception (d)             15.90%             29.86%          27.16%
----------------------------------------------------------------------------
Average Annual                   6.50%             11.80%          10.80%
Since Inception
----------------------------------------------------------------------------

                        AAM Equity Fund $11,590
                        S&P 500         $12,986
                        Dow Jones       $12,716


06/30/1998          10/31/98      10/31/99      10/31/2000
(Since Inception)                            (Fiscal Year End)
     10,000           9,430        11,009          11,590
     10,000           9,740        12,242          12,986
     10,000           9,651        12,249          12,716


The chart shows the value of a hypothetical initial investment of $10,000 in the Fund, the S&P 500 Index and the Dow Jones Industrial Average on June 30, 1998 and held through October 31, 2000.

a. Past performance is not indicative of future results.

b. The AAM Equity Fund's historical returns are presented net of all fees and expenses, versus the gross market benchmarks (the S&P 500 Index and the Dow
Jones Industrial Average). Investors should keep in mind that when trying to achieve benchmark returns, investment management fees, transaction costs and execution costs will be incurred.

c. The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the NY Stock Exchange. The Index is adjusted for dividends and weighted toward stocks with large market capitalizations. The Dow Jones Industrial Average is an unmanaged index of 30 selected common stocks, which are listed on the NY Stock Exchange. The Dow Jones Industrial Adverage is adjusted for dividends and is made up of leading industrial and consumer stocks with large capitalizations.

d. From June 30, 1998.

INVESTMENT APPROACH

To remind our shareholders, the AAM Equity Fund's investment approach is to achieve long-term growth of capital by investing in high quality large and mid-cap U.S. companies. We select companies which are leaders in their various industries which we believe will provide the greatest potential return over an 18 month to two year time horizon.

COMMENTARY AND OUTLOOK

So far, the year 2000 has proven tough for most stock market investors. As of the end of September, all three common measures of stock market performance (the Dow, S&P 500, and Nasdaq indices) had dropped in value since January 1.

In the medium and long-term, we believe that companies with sound fundamentals and a history of earnings will outperform cash and bond investments. Historically, this has been true even in ugly times - even on the eve of the stock market decline in the early 1970's, an investor would have been better off 10 years later having invested in stocks rather than Treasury notes.

These days, more than ever, we believe the risks of getting out of the stock market are greater than staying in. In 1998, the S&P 500 Index increased about 28%. However, if an investor happened to be out of the market during the best five days of that year, his return for that year would have dropped to roughly 1%. In short, we believe dramatic shifts into and out of stocks, or between styles of stock investing, suggest a power to "time the market" that we do not have.

Though some of our holdings may go down before they go up, we anticipate they will generate solid returns in the long run. Of course, there are no guarantees: however, whenever the market takes off next, we will be there with company holdings that we perceive to have a strong record of impressive bottom line profits.

Sincerely,



Knox H. Fuqua
President and Chief Investment Officer

                                        2

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND; THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE SHAREHOLDERS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

AAM EQUITY FUND
SCHEDULE OF INVESTMENTS - OCTOBER 31, 2000

Common Stocks - 91.8%                                       SHARES                        VALUE

BASIC INDUSTRIES  - 5.9%
CONSTRUCTION - 2.9%
Martin Marietta Materials, Inc.                                  2,000                    $ 76,800
Tredegar Corp.                                                   4,000                      76,250
                                                                                   ------------------
                                                                                           153,050
                                                                                   ------------------
METALS & MINING - 1.6%
Alcoa,  Inc.                                                     3,000                      86,063
                                                                                    ------------------
PAPER & FOREST PRODUCTS - 1.4%
Avery Dennison Corp.                                             1,500                      75,750
                                                                                    ------------------
   TOTAL BASIC INDUSTRIES                                                                  314,863
                                                                                    ------------------
CAPITAL GOODS - 8.2%
AEROSPACE & DEFENSE - 4.1%
Honeywell  International, Inc.                                   2,000                     107,625
General Dynamics Corp.                                           1,500                     107,344
                                                                                    ------------------
                                                                                           214,969
                                                                                    ------------------
ELECTRICAL EQUIPMENT - 4.1%
Emerson Electric Co.                                              1,500                     110,156
General Electric Co.                                              2,000                     109,625
                                                                                    ------------------
                                                                                            219,781
                                                                                    ------------------
   TOTAL CAPITAL GOODS                                                                      434,750
                                                                                    ------------------
CONSUMER CYCLICAL - 0.9%
CONSUMER ELECTRONICS - 0.9%
Circuit City Group                                                3,500                      46,375
                                                                                    ------------------
CONSUMER GROWTH STAPLE - 15.3%
BEVERAGES - 4.0%
Anheuser-Busch Companies, Inc.                                    1,950                      89,212
The Coca-Cola Co.                                                 2,000                     120,750
                                                                                    ------------------
                                                                                            209,962
                                                                                    ------------------
FOODS - 1.4%
Sara Lee Corp.                                                    3,500                      75,469
                                                                                    ------------------
MEDIA - DIVERSIFIED - 1.7%
The Walt Disney Co.                                               2,500                      89,531
                                                                                    ------------------
PUBLISHING - NEWSPAPERS - 1.1%
Media General, Inc. - Class A                                     1,500                      57,000
                                                                                    ------------------

AAM  EQUITY FUND
SCHEDULE OF INVESTMENTS - OCTOBER 31, 2000 - CONTINUED

COMMON STOCKS - CONTINUED                                   SHARES                        VALUE

CONSUMER GROWTH STAPLE - continued
RESTAURANT - 3.0%
McDonald's Corp.                                                  2,500                    $ 77,500
Outback Steakhouse, Inc. (a)                                      2,850                      81,225
                                                                                    ------------------
                                                                                            158,725
                                                                                    ------------------
RETAIL & WHOLESALE - 4.1%
SYSCO Corp.                                                       2,000                      104,375
Walgreen Co.                                                      2,500                      114,062
                                                                                    ------------------
                                                                                             218,437
                                                                                    ------------------
   TOTAL CONSUMER GROWTH STAPLE                                                              809,124
                                                                                    ------------------

ENERGY - 11.6%
ENERGY SERVICES - 5.4%
Enron Corp.                                                       1,200                       98,475
Halliburton Co.                                                   2,000                       74,125
Schlumberger Ltd.                                                 1,500                      114,187
                                                                                    ------------------
                                                                                             286,787
                                                                                    ------------------
OIL & GAS - 6.2%
Ashland,  Inc.                                                    2,500                       81,875
BP Amoco PLC (c)                                                  1,640                       83,538
Chevron Corp.                                                     1,000                       82,125
Conoco, Inc. - Class A                                            3,000                       77,437
                                                                                    ------------------
                                                                                              324,975
                                                                                    ------------------
   TOTAL ENERGY                                                                               611,762
                                                                                    ------------------
FINANCIAL - 12.3%
BANKS - 5.6%
BB&T Corp.                                                         3,500                      111,563
Citigroup Inc.                                                     2,000                      105,250
SunTrust Banks, Inc.                                               1,600                       78,100
                                                                                    ------------------
                                                                                              294,913
                                                                                    ------------------
DIVERSIFIED - 1.3%
Capital One Financial Corp.                                        1,125                       71,016
                                                                                    ------------------
INSURANCE - 5.4%
American International Group, Inc.                                 1,250                      122,500
Berkshire Hathaway, Inc. - Class B                                    50                      105,150
Markel Corp. (a)                                                     400                       57,950
                                                                                    ------------------
                                                                                              285,600
                                                                                    ------------------
   TOTAL FINANCIAL                                                                            651,529
                                                                                    ------------------

AAM  EQUITY FUND
SCHEDULE OF INVESTMENTS - OCTOBER 31, 2000 - CONTINUED

COMMON STOCKS - CONTINUED                                   SHARES                        VALUE

HEALTH CARE - 12.5%
DIVERSIFIED - 5.9%
American Home Products Corp.                                     1,800                      $ 114,300
Bristol-Myers Squibb Co.                                         1,750                        106,641
Johnson & Johnson                                                1,000                         92,125
                                                                                    ------------------
                                                                                              313,066
                                                                                    ------------------
DRUGS & PHARMACEUTICALS - 6.6%
Amgen, Inc. (a)                                                  1,500                         86,906
Merck & Co., Inc.                                                1,500                        134,906
Schering-Plough, Corp.                                           2,500                        129,219
                                                                                    ------------------
                                                                                              351,031
                                                                                    ------------------
   TOTAL HEALTH CARE                                                                          664,097
                                                                                    ------------------
TECHNOLOGY - 19.6%
BROADCASTING - 2.9%
Liberty Media Group - Class A (a)                                3,550                         63,900
Cox Communications, Inc. - Class A (a)                           2,000                         88,125
                                                                                    ------------------
                                                                                              152,025
                                                                                    ------------------
COMMUNICATIONS EQUIPMENT - 1.5%
Lucent Technologies, Inc.                                        1,025                         23,895
Motorola, Inc.                                                   2,250                         56,109
                                                                                     ------------------
                                                                                               80,004
                                                                                     ------------------
COMPUTER SERVICES & SOFTWARE - 4.6%
EMC Corp. (a)                                                    1,250                        111,328
Citrix Systems, Inc. (a)                                         1,200                         26,550
Microsoft Corp. (a)                                              1,500                        103,313
                                                                                    ------------------
                                                                                              241,191
                                                                                    ------------------
COMPUTER & OFFICE EQUIPMENT - 5.6%
Avaya Inc. (a)                                                      85                          1,142
Cisco Systems, Inc. (a)                                          2,000                        107,750
Hewlett-Packard Co.                                              2,000                         93,000
International Business Machines Corp.                            1,000                         98,500
                                                                                     ------------------
                                                                                              300,392
                                                                                     ------------------
ELECTRONIC - INSTRUMENTS - 2.1%
Agilent Technologies, Inc. (a)                                     266                         12,319
Koninklijke Phillips Electronics N.V.  (c)                       2,500                         99,844
                                                                                    ------------------
                                                                                              112,163
                                                                                    ------------------
ELECTRONIC - SEMICONDUCTOR - 1.7%
Intel Corp.                                                      2,000                         90,000
                                                                                    ------------------
TELECOMMUNCATIONS SERVICES - 1.2%
AT&T Corp.                                                       2,671                         61,934
                                                                                    ------------------
   TOTAL TECHNOLOGY                                                                         1,037,709
                                                                                    ------------------

AAM  EQUITY FUND
SCHEDULE OF INVESTMENTS - OCTOBER 31, 2000 - CONTINUED

COMMON STOCKS - CONTINUED                                   SHARES                        VALUE

UTILITIES - 5.5%
ELECTRICAL EQUIPMENT - 2.3%
Dominion Resources, Inc.                                         2,000                      $ 119,125
                                                                                    ------------------
TELEPHONE SERVICES - 3.2%
SBC Communications Inc.                                          2,000                        115,375
Ericsson L M Tel Co. (c)                                         4,000                         55,500
                                                                                    ------------------
                                                                                              170,875
                                                                                    ------------------
   TOTAL UTILITIES                                                                            290,000
                                                                                    ------------------
TOTAL COMMON STOCK (COST $4,161,695)                                                        4,860,209
                                                                                    ------------------
                                                           PRINCIPAL
                                                            AMOUNT                        VALUE

Money Market Securities - 7.8%
Firstar Treasury Fund, 5.53% (b) (Cost $413,863)               413,863                      $ 413,863
                                                                                    ------------------
TOTAL INVESTMENTS (COST $4,575,558) - 99.6%                                                 5,274,072
                                                                                    ------------------
OTHER ASSETS LESS LIABILITIES - 0.4%                                                           20,458
                                                                                    ------------------
TOTAL NET ASSETS - 100.0%                                                                 $ 5,294,530
                                                                                    ==================

(a) Non-income producing
(b) Variable rate security; the coupon rate shown represents the rate at October 31, 2000.
(c) American Depositary Receipt


See accompanying notes which are an integral part of the financial statements. AAM Equity Fund
Statement of Operations for the year ended October 31, 2000


Investment Income
Dividend Income                                                                    $ 48,963
Interest Income                                                                      13,844
                                                                                -------------------
Total Income                                                                         62,807

Expenses
Investment advisory fee                                                  52,693
Organizational expenses                                                   6,215
Trustees' fees                                                            3,064
                                                             -------------------
Total expenses before reimbursement                                      61,972
Reimbursed expenses                                                      (9,279)
                                                             -------------------
Total operating expenses                                                             52,693
                                                                                -------------------
Net Investment Income                                                                10,114
                                                                                -------------------

Realized & Unrealized Gain (Loss)
Net realized loss on investment securities                             (30,026)
Change in net unrealized appreciation / (depreciation)
   on investment securities                                             230,800
                                                             -------------------
Net gain on investment securities                                                       200,774
                                                                                -------------------
Net increase in net assets resulting from operations                                  $ 210,888
                                                                                ===================

AAM Equity Fund
Statement of Changes in Net Assets

                                                              Year                  Year
                                                             ended                 ended
                                                           October 31,           October 31,
                                                               2000                 1999
                                                         -----------------      -----------------
Increase (Decrease) in Net Assets
Operations

  Net investment income                                      $ 10,114              $ 16,393
  Net realized loss on investment securities                  (30,026)              (54,500)
  Change in net unrealized appreciation / (depreciation)      230,800               568,946
                                                         -----------------      -----------------
  Net increase  in net assets resulting from operations       210,888               530,839
                                                         -----------------      -----------------
Distributions to shareholders

  From net investment income                                  (16,393)               (7,205)
  From net realized gains                                           0                     0
                                                         -----------------      -----------------
  Total distributions                                         (16,393)               (7,205)
Share Transactions

  Net proceeds from sale of shares                           1,722,471             1,493,997
  Shares issued in reinvestment of dividends                    10,990                 4,455
  Shares redeemed                                             (970,172)             (537,268)
                                                          -----------------     -----------------
  Net increase in net assets resulting
  from share transactions                                      763,289               961,184
                                                          -----------------     -----------------
Total increase in net assets                                   957,784             1,484,818

Net Assets

  Beginning of period                                         4,336,746            2,851,928
                                                          -----------------     -----------------
  End of period [including accumulated undistributed net
    investment income of $10,114 and $16,393, respectively]  $ 5,294,530          $ 4,336,746
                                                          =================     =================

See accompanying notes which are an integral part of the financial statements.

AAM Equity Fund
Financial Highlights

                                                     Year                Year               Period
                                                     ended               ended               ended
                                                  October 31,         October 31,          October 31,
                                                     2000                1999               1998 (a)
                                                -----------------   -----------------    -----------------
Selected Per Share Data
Net asset value, beginning of period               $ 10.99              $ 9.43              $ 10.00
                                                -----------------   -----------------    -----------------
Income from investment operations
   Net investment income                              0.03                0.05                 0.03
   Net realized and unrealized gain (loss)            0.55                1.53                (0.60)
                                                -----------------   -----------------    -----------------

Total from investment operations                      0.58                1.58                (0.57)
                                                -----------------   -----------------    -----------------
Distribution to shareholders from:
  Net investment income                              (0.04)              (0.02)                0.00
  Net realized gains                                  0.00                0.00                 0.00
                                                -----------------   -----------------    -----------------
Total distributions                                  (0.04)              (0.02)                0.00
                                                -----------------   -----------------    -----------------

Net asset value, end of period                      $ 11.53             $ 10.99               $ 9.43
                                                =================   =================    =================

Total Return                                          5.28%              16.74%                (5.70)(b)

Ratios and Supplemental Data

Net assets, end of period (000)                      $5,295              $4,337               $2,852
Ratio of expenses to average net assets                1.15%               1.15%                1.14% (c)
Ratio of expenses to average net assets                1.35%               1.35%                1.40% (c)
   before reimbursement
Ratio of net investment income to average net assets   0.22%               0.43%                0.90% (c)
Ratio of net investment income to average net assets
   before reimbursement                                0.02%               0.23%                0.64% (c)
Portfolio turnover rate                               32.79%              27.34%               14.41% (c)

(a)  June 30, 1998 (commencement of operations) to October 31, 1998
(b)  For periods of less than a full year,  the total return is not annualized.
(c)  Annualized


See accompanying notes which are an integral part of the financial statements.

                                AAM EQUITY FUND
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2000

NOTE 1.  ORGANIZATION

     AAM Equity Fund (the "Fund") was  organized  as a series of the  AmeriPrime
Funds, an Ohio business trust (the "Trust"), on June 30, 1998 and commenced operations on June 30, 1998. The Trust is established under the laws of Ohio by an Agreement and Declaration of Trust (the "Trust Agreement") dated August 8, 1995. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund's investment objective is to provide long-term capital appreciation. The Trust Agreement permits the Board of Trustees (the "Board") to issue an unlimited number of shares of beneficial interest of separate series without par value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     SECURITIES VALUATIONS - Securities, which are traded on any exchange or on the NASDAQ over-the-counter market, are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

FEDERAL INCOME TAXES - The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. At October 31, 2000, loss carryovers totaled $122,366:
$30,026 expiring in 2008, $74,070 expiring in 2007, and $18,270 expiring in 2006.

                                 AAM EQUITY FUND
                          NOTES TO FINANCIAL STATEMENTS
                          OCTOBER 31, 2000 - CONTINUED

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

DIVIDENDS AND DISTRIBUTIONS - The Fund intends to comply with federal tax rules regarding distribution of substantially all of its net investment income and capital gains. These rules may cause multiple distributions during the course of the year.

OTHER - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains Appalachian Asset Management, Inc. (the "Advisor") to manage the Fund's investments. Its President, Knox H. Fuqua, controls the advisor. Mr. Fuqua is primarily responsible for the day-to-day management of the Fund's portfolio.

     Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage fees and commissions, taxes, interest, fees and expenses of non-interested person trustees, and extraordinary expenses (including organizational expenses). As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.15% of the average daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Advisor. For the year ended October 31, 2000, the Advisor received a fee of $52,693 from the Fund. The Advisor has voluntarily agreed to reimburse other expenses to the extent necessary to maintain total operating expenses at the rate of 1.15%. For the year ended October 31, 2000, the Advisor reimbursed expenses of $9,279. There is no assurance that such reimbursement will continue in the future.

Effective October 12, 2000, AmeriPrime Financial Services, Inc. and Unified Fund Services, Inc., both wholly owned subsidiaries of Unified Financial Services, Inc., merged with one another. Prior to the merger AmeriPrime Financial Services, Inc. served as Administrator to the Fund. The result of this merger is now Unified Fund Services, Inc., still a wholly owned subsidiary of Unified Financial Services, Inc.

The Fund retains Unified Fund Services, Inc. a wholly owned subsidiary of Unified Financial Services, Inc., to manage the Fund's business affairs and provide the Fund with administrative, transfer agency, and fund accounting services, including all regulatory reporting and necessary office equipment and personnel. The Advisor paid all administrative, transfer agency, and fund accounting fees on behalf of the Fund per the management agreement. The Fund retains AmeriPrime Financial Securities, Inc. (the "Distributor"), a wholly owned subsidiary of Unified Financial Services, Inc. to act as the principal distributor of the Fund's shares. There were no payments made to the Distributor for the

                              AAM EQUITY FUND
                          NOTES TO FINANCIAL STATEMENTS
                          OCTOBER 31, 2000 - CONTINUED

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

year ended October 31, 2000. Certain members of management of Unified Fund Services, Inc. and the Distributor are also directors and/or officers of AmeriPrime Trust.

NOTE 4.  SHARE TRANSACTIONS

     As of October 31, 2000, there were an unlimited number of authorized shares for the Fund. Paid in capital at October 31, 2000 was $4,708,268.

     Transactions in shares were as follows:

                                                YEAR ENDED                           YEAR ENDED
                                             OCTOBER 31, 2000                     OCTOBER 31, 1999

                                         SHARES           DOLLARS             SHARES            DOLLARS

Shares sold                              149,804       $1,722,471             144,204       $1,493,997
Shares issued in reinvestment of
Shares redeemed                          (86,503)        (970,172)            (52,307)         (537,268)
                                    -------------     -------------      --------------     -------------
                                          64,261         $763,289               92,290          $961,184
                                    =============     =============      ==============     =============

NOTE 5.  INVESTMENTS

     For the year ended October 31, 2000, purchases and sales of investment securities, other than short-term investments, aggregated $1,997,347 and $1,406,039, respectively. At October 31, 2000, the unrealized appreciation for all securities totaled $990,835 and the gross unrealized depreciation for all securities totaled $292,321 for a net unrealized appreciation of $698,514. The aggregate cost of securities for federal income tax purposes at October 31, 2000 was $4,575,558.

NOTE 6. ESTIMATES

     Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 7. RELATED PARTY TRANSACTIONS

     The Advisor is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Fund. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 2000, National Financial Services Corp. owned of record in aggregate more than 62% of the Fund.

                                 AAM EQUITY FUND
                          NOTES TO FINANCIAL STATEMENTS
                          OCTOBER 31, 2000 - CONTINUED

NOTE 8.  SUBSEQUENT EVENTS

   Effective December 31, 2000, AmeriPrime Financial Securities, Inc. sold substantially all of its assets to Unified Financial Securities, Inc. Both companies are wholly owned subsidiaries of Unified Financial Services, Inc. Effective as of the same date, the Fund will retain Unified Financial Securities, Inc. to act as the principal distributor of its shares.

                           INDEPENDENT AUDITOR'S REPORT

To The Shareholders and Board of Trustees
AAM Equity Fund

We have audited the accompanying statement of assets and liabilities of the AAM Equity Fund, including the schedule of portfolio investments as of October 31, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period of June 30, 1998 (commencement of operation) through October 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AAM Equity Fund as of October 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and for the period of June 30, 1998 (commencement of operations) through October 31, 1998, in conformity with generally accepted accounting principles.

McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
November 19, 2000

                                                                 December 2000

Dear Shareholders:

We are pleased to provide the Annual Report and investment results for the Carl Domino Equity Income Fund. Since inception, on December 1,1995, through October 31, 2000 the Fund has returned an average annual return of 11.93%.

                                                       Average Annual Return
Comparative Investment Returns     12 Months     Since Inception (Dec. 1, 1995)
------------------------------     ---------     ------------------------------
Carl Domino Equity Income Fund       -1.84%                  11.93%
S&P Barra Value Index                 9.67%                  17.77%
S&P 500 Index                         6.08%                  20.98%


                                [OBJECT OMITTED]

                        Carl Domino                                   S&P Barra
                     Equity Income Fund         S&P 500 Index        Value Index

12/31/95                $10,000                   $10,000              $10,000
03/31/96                 10,830                    10,740               10,933
06/30/96                 11,540                    11,221               11,156
09/30/96                 11,820                    11,568               11,451
12/31/96                 12,808                    12,531               12,531
03/31/97                 13,195                    12,868               12,754
06/30/97                 15,057                    15,113               14,589
09/30/97                 16,898                    16,245               15,930
12/31/97                 17,335                    16,711               16,282
03/31/98                 18,663                    19,040               18,161
06/30/98                 17,433                    19,669               18,255
09/30/98                 14,604                    17,716               15,904
12/31/98                 16,874                    21,486               18,671
03/31/99                 16,995                    22,557               19,204
06/30/99                 19,548                    24,146               21,272
09/30/99                 17,611                    22,640               19,311
12/31/99                 16,995                    26,007               21,045
03/31/00                 17,740                    26,603               21,092
06/30/00                 17,318                    25,896               20,187
09/30/00                 17,218                    25,645               21,965
12/31/00                 17,417                    25,536               22,374


This chart assumes a hypothetical initial investment of $10,000 in the Fund, the S&P 500 Index and the S&P Barra Value Index on December 1, 1995 and held through October 31, 2000. The S&P 500 Index and the S&P Barra Value Index are widely recognized unmanaged indexes of common stock prices. Performance figures include the change in value of the stocks in the index and reinvestment of dividends. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

 We believe that the fund is poised to take advantage of what we perceive as a market shift back to value stocks. Value stocks performed well in the second quarter of this year and continued the trend into the third quarter. In the third quarter, value stocks outperformed growth stocks by the greatest margin in twenty-five years. During 1998 and 1999, most of the return of the S&P 500 was derived from about ten to fifteen stocks. In 2000, however, some of the former leaders have become some of the largest laggards. Not only have the leaders broken down, but the whole market has broadened. The once highflying technology and growth stocks still have their fans, but investors are also becoming reacquainted with stocks that actually make profits. With some of the technology stocks down greater than 50% from their highs, companies with positive earnings are again fashionable. Valuations are now much more reasonable and consistent achievable earnings growth is being rewarded. Also with a perceived slowdown in the economy, growth stocks will have a much more difficult time producing the returns of the past few years. All of these issues bode well for a sustained return to value investing, as well as an argument for increasing the allocation to this area of the market.

Best regards,


Carl J. Domino

CARL DOMINO EQUITY INCOME FUND
SCHEDULE OF INVESTMENTS - OCTOBER 31,  2000

COMMON STOCKS - 82.8%                                              SHARES                        VALUE

AIRLINES - 1.9%
UAL Corp.                                                               1,900                       $ 72,081
                                                                                            -----------------
APPLIANCES & TOOLS - 2.0%
Snap-On, Inc.                                                           2,900                         74,131
                                                                                            -----------------
AUTO & TRUCK MANUFACTURING - 2.6%
Ford Motor Co.                                                          3,693                         96,480
                                                                                            -----------------
AUTOS & AUTO PARTS - 0.1%
American Quantum Cycles, Inc. (a)                                      15,000                          3,282
                                                                                            -----------------
BUILDING MATERIALS - 1.2%
Masco Corp.                                                             2,388                         44,626
                                                                                            -----------------
CHEMICAL MANUFACTURING - 2.1%
DuPont (E.I.) de NeMours & Co.                                          1,759                         79,815
                                                                                            -----------------
COMPUTER SOFTWARE & SERVICES - 1.9%
Hypercom Corp.                                                          4,000                         27,500
Korea Thrunet Co., Ltd. - Class A (a)                                   6,700                         43,131
                                                                                            -----------------
                                                                                                      70,631
                                                                                            -----------------
CONGLOMERATES - 2.6%
Minnesota Mining & Manufacturing Co.                                    1,000                         96,625
                                                                                            -----------------
CONSTRUCTION & AGRICULTURAL MACHINERY - 3.6%
Caterpillar, Inc.                                                       1,900                         66,619
Deere & Co.                                                             1,800                         66,262
                                                                                            -----------------
                                                                                                     132,881
                                                                                            -----------------
DRUGS - 2.6%
American Home Products Corp.                                            1,500                         95,250
                                                                                            -----------------
FOODS - 4.9%
General Mills Inc.                                                      2,200                         91,850
Heinz (H.J.) Co.                                                        2,200                         92,263
                                                                                            -----------------
                                                                                                     184,113
                                                                                            -----------------
HEALTHCARE - 1.8%
Baxter International, Inc.                                                800                         65,750
                                                                                            -----------------
INSURANCE - 3.5%
Allstate Corp.                                                          2,000                         80,500
Lincoln National Corp.                                                  1,000                         48,375
                                                                                            -----------------
                                                                                                     128,875
                                                                                            -----------------
See accompanying notes which are an integral part of the financial statements.

CARL DOMINO EQUITY INCOME FUND
SCHEDULE OF INVESTMENTS - OCTOBER 31, 2000 - CONTINUED

COMMON STOCKS - CONTINUED                                          SHARES                        VALUE

LODGING - 0.6%
Interstate Hotels Corp. (a)                                               566                        $ 1,114
Wyndham International, Inc. - Class A (a)                              13,500                         21,938
                                                                                            -----------------
                                                                                                      23,052
                                                                                            -----------------
MAJOR REGIONAL BANKS / OTHER BANKS - 8.2%
Community Savings Bankshares, Inc.                                      8,411                        103,035
First Union Corp.                                                       2,300                         69,719
SouthTrust Corp.                                                        2,150                         69,606
Summit Bancorp                                                          1,700                         63,750
                                                                                            -----------------
                                                                                                     306,110
                                                                                            -----------------
NATURAL GAS / UTILITIES - 3.9%
El Paso Energy Corp.                                                    1,000                         62,687
Williams Companies, Inc.                                                2,000                         83,625
                                                                                            -----------------
                                                                                                     146,312
                                                                                            -----------------
OFFICE SUPPLIES - 2.0%
Mead Corp.                                                              2,600                         75,238
                                                                                            -----------------
OIL & GAS - DOMESTIC - 4.4%
Conoco, Inc. - Class B                                                  3,000                         81,562
Midcoast Energy Resources, Inc.                                         4,000                         81,000
                                                                                            -----------------
                                                                                                     162,562
                                                                                            -----------------
OIL & GAS - INTEGRATED - 5.7%
Sunoco, Inc.                                                            2,600                         77,838
USX-Marathon Group, Inc.                                                2,400                         65,250
Unocal Corp.                                                            2,000                         68,250
                                                                                            -----------------
                                                                                                     211,338
                                                                                            -----------------
OIL & GAS - INTERNATIONAL - 2.4%
Statia Terminals Group NV                                              12,100                         88,481
                                                                                            -----------------
OIL & WELL SERVICES & EQUIPMENT - 1.4%
Baker Hughes, Inc.                                                      1,500                         51,562
                                                                                            -----------------
PAPER & PAPER PRODUCTS - 2.7%
Kimberly-Clark Corp.                                                    1,500                         99,000
                                                                                            -----------------
PERSONAL & HOUSEHOLD PRODUCTS - 6.9%
Avon Products, Inc.                                                     1,940                         94,090
International Flavors & Fragrances, Inc.                                4,100                         68,675
Tupperware Corp.                                                        4,600                         78,775
Ultralife Batteries, Inc. (a)                                           1,500                         14,062
                                                                                            -----------------
                                                                                                     255,602
                                                                                            -----------------

See accompanying notes which are an integral part of the financial statements.

CARL DOMINO EQUITY INCOME FUND
SCHEDULE OF INVESTMENTS - OCTOBER 31, 2000 - CONTINUED

COMMON STOCKS - CONTINUED                                          SHARES                        VALUE

PHOTOGRAPHY / OFFICE EQUIPMENT - 4.0%
Eastman Kodak Co.                                                       1,550                       $ 69,556
Pitney Bowes, Inc.                                                      1,313                         38,980
Xerox Corp.                                                             4,676                         39,454
                                                                                            -----------------
                                                                                                     147,990
                                                                                            -----------------
SCIENTIFIC & TECHNICAL INSTRUMENTS - 2.5%
Pall Corp.                                                              4,300                         92,719
                                                                                            -----------------
SERVICES - MISCELLANEOUS - 2.4%
Block (H&R), Inc.                                                       2,000                         71,375
Rare Medium Group, Inc. (a)                                             4,000                         18,500
                                                                                            -----------------
                                                                                                      89,875
                                                                                            -----------------
SPECIALTY - 1.7%
Callaway Golf Co.                                                       4,000                         64,000
                                                                                            -----------------
TELECOMMUNICATIONS - 1.2%
AT&T Corp.                                                              2,000                         46,375
                                                                                            -----------------
TRANSPORTATION - 2.0%
Knightsbridge Tankers Ltd.                                              3,500                         75,469
                                                                                            -----------------

TOTAL COMMON STOCKS (COST $3,550,453)                                                              3,080,225
                                                                                            -----------------

PREFERRED STOCK - 0.5%
INSURANCE - 0.5%
Conseco Financial Preferred Series F, 7% (Cost $100,000)                2,000                         18,375
                                                                                            -----------------

WARRANTS - 0.0%
REAL ESTATE DEVELOPMENT - 0.0%
New China Homes Ltd. Warrants
(Cost $312) Expire 03/09/05                                             2,500                            937
                                                                                            -----------------

                                                                 PRINCIPAL
                                                                   AMOUNT                        VALUE

MONEY MARKET SECURITIES - 3.4%
Firstar Treasury Fund, 5.55% (b) (Cost $127,705)                      127,705                        127,705
                                                                                            -----------------

TOTAL INVESTMENTS - 86.7%  (COST $3,778,470)                                                       3,227,242
                                                                                            -----------------
OTHER ASSETS LESS LIABILITIES - 13.3%                                                                493,186
                                                                                            -----------------
TOTAL NET ASSETS - 100.0%                                                                        $ 3,720,428
                                                                                            =================

(a) Non-income producing
(b) Variable rate security; the coupon rate shown represents the rate at October 31, 2000.

See accompanying notes which are an integral part of the financial statements.

CARL DOMINO EQUITY INCOME FUND                                                    OCTOBER 31, 2000
STATEMENT OF ASSETS & LIABILITIES

ASSETS

Investment in securities, at value (cost $3,778,470)                                   $ 3,227,242
Cash                                                                                       418,593
Dividends receivable                                                                        13,703
Interest receivable                                                                            550
Receivable for fund shares sold                                                              1,680
Receivable for securities sold                                                              63,231
                                                                                 ------------------
     TOTAL ASSETS                                                                        3,724,999

LIABILITIES
Accrued investment advisory fee                                       $ 4,571
                                                             -----------------
     TOTAL LIABILITIES                                                                       4,571
                                                                                 ------------------

NET ASSETS                                                                             $ 3,720,428
                                                                                 ==================

Net Assets consist of:
Paid in capital                                                                        $ 3,827,279
Accumulated undistributed net investment income                                             75,284
Accumulated undistributed net realized gain on investments                                 369,093
Net unrealized depreciation on investments                                                (551,228)
                                                                                 ------------------

NET ASSETS, for 265,213 shares                                                         $ 3,720,428
                                                                                 ==================

NET ASSET VALUE

Net Assets
Offering price and redemption price per share  ($3,720,428 / 265,213)                      $ 14.03
                                                                                 ==================
See accompanying notes which are an integral part of the financial statements.


CARL DOMINO EQUITY INCOME FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2000

INVESTMENT INCOME
Dividend income                                                                 $ 182,173
Interest income                                                                     3,916
                                                                           -----------------
TOTAL INCOME                                                                      186,089


EXPENSES

Investment advisory fee                                         $ 90,769
Trustees' fees                                                     2,892
Tax expense                                                          151
                                                          ---------------
Total expenses before reimbursement                               93,812
Reimbursed expenses                                               (2,892)
                                                          ---------------
Total operating expenses                                                           90,920
                                                                           -----------------
NET INVESTMENT INCOME                                                              95,169
                                                                           -----------------

REALIZED & UNREALIZED GAIN (LOSS)
Net realized gain on investment securities                       412,205
Change in net unrealized appreciation (depreciation)
on investment securities                                        (682,002)
                                                          ---------------
Net realized and unrealized gain (loss)
on investment securities                                                         (269,797)
                                                                           -----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                           $ (174,628)
                                                                           =================

See accompanying notes which are an integral part of the financial statements.


CARL DOMINO EQUITY INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                                 YEAR                  YEAR
                                                                                ENDED                 ENDED
                                                                             OCTOBER 31,           OCTOBER 31,
                                                                                 2000                  1999
                                                                           -----------------     -----------------
Increase (Decrease) in Net Assets
Operations
  Net investment income                                                            $ 95,169             $ 111,504
  Net realized gain on investment securities                                        412,205               693,933
  Change in net unrealized appreciation (depreciation)                             (682,002)              (47,202)
                                                                           -----------------     -----------------
  Net increase (decrease) in net assets resulting from operations                  (174,628)              758,235
                                                                           -----------------     -----------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income                                                       (112,488)              (87,853)
  From net realized gain                                                           (693,933)                    0
                                                                           -----------------     -----------------
  Total distributions                                                              (806,421)              (87,853)
                                                                           -----------------     -----------------
SHARE TRANSACTIONS
  Net proceeds from sale of shares                                                1,167,265             1,016,253
  Shares issued in reinvestment of distributions                                    795,280                83,004
  Shares redeemed                                                                (4,940,290)           (1,428,177)
                                                                           -----------------     -----------------
  Net increase (decrease) in net assets resulting
    from share transactions                                                      (2,977,745)             (328,920)
                                                                           -----------------     -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          (3,958,794)              341,462

NET ASSETS
  Beginning of period                                                             7,679,222             7,337,760
                                                                           -----------------     -----------------
  End of period [including accumulated undistributed net
    investment income of $75,284 and $92,603, respectively]                     $ 3,720,428           $ 7,679,222
                                                                           =================     =================

See accompanying notes which are an integral part of the financial statements.


CARL DOMINO EQUITY INCOME FUND
FINANCIAL HIGHLIGHTS


                                                                                                                         PERIOD
                                                                          YEARS ENDED OCTOBER 31,                         ENDED
                                                     ----------------------------------------------------------------   OCTOBER 31,
                                                          2000             1999             1998            1997          1996 (A)
                                                     ----------------  --------------  --------------   -------------   ------------
SELECTED PER SHARE DATA
Net asset value, beginning of period                         $ 16.12         $ 14.68         $ 16.15         $ 12.03        $ 10.00
                                                     ----------------  --------------  --------------   -------------   ------------
Income from investment operations:
  Net investment income                                         0.22            0.23            0.21            0.19           0.16
  Net realized and unrealized gain (loss)                      (0.58)           1.38           (0.60)           4.15           1.87
                                                     ----------------  --------------  --------------   -------------   ------------
Total from investment operations                               (0.36)           1.61           (0.39)           4.34           2.03
                                                     ----------------  --------------  --------------   -------------   ------------
Less distributions:
  From net investment income                                   (0.24)          (0.17)          (0.14)          (0.22)          0.00
  From net realized gain                                       (1.49)           0.00           (0.94)           0.00           0.00
                                                     ----------------  --------------  --------------   -------------   ------------
Total distributions                                            (1.73)          (0.17)          (1.08)          (0.22)          0.00
                                                     ----------------  --------------  --------------   -------------   ------------

Net asset value, end of period                               $ 14.03         $ 16.12         $ 14.68         $ 16.15        $ 12.03
                                                     ================  ==============  ==============   =============   ============


TOTAL RETURN                                                 (1.84)%          11.52%         (3.17)%          36.58%       20.30%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000)                              $3,720           $7,679         $7,338           $3,750       $1,122
Ratio of expenses to average net assets                       1.50%            1.50%          1.50%            1.50%        1.51%(c)
Ratio of expenses to average net assets
   before reimbursement                                       1.55%            1.52%          1.53%            1.55%        1.73%(c)
Ratio of net investment income to
   average net assets                                         1.57%            1.43%          1.37%            1.28%        1.57%(c)
Ratio of net investment income to
   average net assets before reimbursement                    1.52%            1.41%          1.33%            1.22%        1.35%(c)
Portfolio turnover rate                                      26.10%           69.92%         75.95%           52.49%       62.51%(c)

(a)  December 1, 1995 (commencement of operations) to October 31, 1996
(b)  For periods of less than a full year, the total return is not annualized.
(c)  Annualized

See accompanying notes which are an integral part of the financial statements.


         CARL DOMINO EQUITY INCOME FUND
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2000

NOTE 1.  ORGANIZATION

     Carl Domino Equity Income Fund (the "Fund") was organized as a series of AmeriPrime Funds (the "Trust") on August 8, 1995 and commenced operations on December 1, 1995. The Trust is established under the laws of Ohio by an Agreement and Declaration of Trust dated August 8, 1995 (the "Trust Agreement"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund's investment objective is to provide long-term growth of capital together with current income. The Declaration of Trust permits the Board of Trustees (the "Board") to issue an unlimited number of shares of beneficial interest of separate series without par value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     SECURITIES VALUATIONS - Securities, which are traded on any exchange or on the NASDAQ over-the-counter market, are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the adviser, in conformity with guidelines adopted by and subject to review of the Board.

     Fixed-income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the adviser, subject to review of the Board. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

     FEDERAL INCOME TAXES - The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. The Fund incurred a tax expense of $151 during the year ended October 31, 2000.

     DIVIDENDS AND DISTRIBUTIONS - The Fund intends to comply with federal tax rules regarding distribution of substantially all of its net investment income and capital gains. These rules may cause multiple distributions during the course of the year.

     OTHER - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

                         CARL DOMINO EQUITY INCOME FUND
                          NOTES TO FINANCIAL STATEMENTS
                          OCTOBER 31, 2000 - CONTINUED

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retained Northern Trust Investments, Inc. (the "Adviser") to manage the Fund's investments. On April 29, 2000, a majority of shareholders of Carl Domino Equity Income Fund approved the selection of Northern Trust Investments, Inc. ("NTI") as the new investment adviser to the Fund, effective May 1, 2000. On that date, NTI acquired substantially all of the assets of Carl Domino Associates, L.P. ("Domino LP"), the Fund's former investment adviser, and converted Domino LP into a division of NTI known as Northern Trust Value Investors ("NT Value"). The portfolio manager of the Fund, Carl Domino, is now a portfolio manager with NT Value and will remain responsible for the day-to-day management of the Fund's portfolio.

     Total votes at the shareholder meeting were as follows:

         For Approval:               297,920
         Against Approval:             2,622
         Abstain:                          0

     Under the terms of the management agreement (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of non-interested person trustees, and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.50% of the average daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Adviser. For the year ended October 31, 2000, the Adviser received a fee of $90,769 from the Fund. The Adviser has voluntarily agreed to reimburse other expenses to the extent necessary to maintain total operating expenses at the rate of 1.50%. For the year ended October 31, 2000, the Adviser reimbursed expenses of $2,892. There is no assurance that such reimbursement will continue in the future.

     Effective October 12, 2000, AmeriPrime Financial Services, Inc. and Unified Fund Services, Inc., both wholly owned subsidiaries of Unified Financial Services, Inc., merged with one another. Prior to the merger, AmeriPrime Financial Services, Inc. served as Administrator to the Fund. The result of this merger is now Unified Fund Services, Inc. ("Unified"), still a wholly owned subsidiary of Unified Financial Services, Inc. A Trustee and the officers of the Trust are members of management and/or employees of Unified.

     The Fund retains Unified to manage the Fund's business affairs and to provide the Fund with administrative, transfer agency, and fund accounting services, including all regulatory reporting and necessary office equipment and personnel. The Adviser paid all administrative, transfer agency, and fund accounting fees on behalf of the Fund per the management agreement. The Fund retains AmeriPrime Financial Securities, Inc. (the "Distributor"), a wholly owned subsidiary of Unified Financial Services, Inc., to act as the principal Distributor of the Fund's shares. There were no payments made to the Distributor for the year ended October 31, 2000. A Trustee and officer of the Trust may be deemed to be an affiliate of the Distributor.

                         CARL DOMINO EQUITY INCOME FUND
                          NOTES TO FINANCIAL STATEMENTS
                          OCTOBER 31, 2000 - CONTINUED

NOTE 4. SHARE TRANSACTIONS

     As of October 31, 2000, there were an unlimited number of authorized shares for the Fund. Paid in capital at October 31, 2000 was $3,827,279.

     Transactions in shares were as follows:

                             Year ended                  Year ended
                          October 31, 2000            October 31, 1999

                         Shares      Dollars          Shares      Dollars

Shares sold              79,589    $ 1,167,265         62,316    $ 1,016,253
Shares issued in
reinvestment of
dividends                58,265        795,280          5,461         83,004
Shares redeemed        (349,001)    (4,940,290)       (91,234)    (1,428,177)
                      -----------  ------------     ----------   ------------
                       (211,147)   $(2,977,745)       (23,457)   $  (328,920)
                      ===========  ============     ==========   ============

NOTE 5. INVESTMENTS

     For the year ended October 31, 2000, purchases and sales of investment securities, other than short-term investments, aggregated $1,519,596 and $5,793,582, respectively. The gross unrealized appreciation for all securities totaled $390,815 and the gross unrealized depreciation for all securities totaled $942,043 for a net unrealized depreciation of $551,228. The aggregate cost of securities for federal income tax purposes at October 31, 2000 was $3,778,470.

NOTE 6. ESTIMATES

     Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 7. RELATED PARTY TRANSACTIONS

     The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 2000, Carl J. Domino beneficially owned or controlled, in aggregate, more than 34% of the Fund.

                         CARL DOMINO EQUITY INCOME FUND
                          NOTES TO FINANCIAL STATEMENTS
                          OCTOBER 31, 2000 - CONTINUED

NOTE 8. SUBSEQUENT EVENTS

     Effective December 31, 2000, AmeriPrime Financial Securities, Inc. sold substantially all of its assets to Unified Financial Securities, Inc. Both companies are wholly owned subsidiaries of Unified Financial Services, Inc. Effective as of the same date, the Fund retained Unified Financial Securities, Inc. to act as the principal distributor of its shares. A Trustee and officer of the Trust may be deemed to be an affiliate of Unified Financial Securities, Inc.

                          INDEPENDENT AUDITOR'S REPORT



To The Shareholders and Board of Trustees
Carl Domino Equity Income Fund

We have audited the accompanying statement of assets and liabilities of the Carl Domino Equity Income Fund, including the schedule of portfolio investments as of October 31, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period of December 1, 1995 (commencement of operation) through October 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Carl Domino Equity Income Fund as of October 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, and for the period of December 1, 1995 (commencement of operations) through October 31, 1996, in conformity with accounting principles generally accepted in the United States of America.

McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
November 19, 2000

                                                                 December 2000

Dear Shareholders:

We are pleased to provide the Annual Report and investment results for the Carl Domino Global Equity Income Fund. During the twelve-month period ending October 31, 2000 the Fund has returned 3.42%.

                                                                     Average Annual Return
 Comparative Investment Returns          Last 12 Months      Since Inception (Dec. 31, 1998)
 ------------------------------         ---------------      --------------------------------
 Carl Domino Global Equity Income Fund       3.42%                  10.82%
 MSCI World Index                            0.09%                   6.19%
 S&P 500                                     5.85%                   9.52%

        Carl Domino Global             MSCI                 S&P 500
        Equity Income Fund          World Index
               $ 12,079.00          $11,166.00             $ 11,819.00
Date
12/31/98       $ 10,000.00          $ 10,000.00            $ 10,000.00
01/31/99       $ 11,070.00          $ 10,223.31            $ 10,395.27
 2/28/99       $ 10,880.00           $ 9,940.12            $ 10,072.37
 3/31/99       $ 11,250.00          $ 10,342.64            $ 10,475.25
 4/30/99       $ 12,160.00          $ 10,739.02            $ 10,880.90
 5/31/99       $ 11,840.00          $ 10,335.29            $ 10,624.32
 6/30/99       $ 12,300.00          $ 10,806.02            $ 11,213.47
 7/31/99       $ 12,020.00          $ 10,762.04            $ 10,863.67
 8/31/99       $ 11,790.00          $ 10,731.21            $ 10,809.91
 9/30/99       $ 11,410.00          $ 10,615.69            $ 10,501.40
10/31/99       $ 11,680.00          $ 11,156.06            $ 11,165.67
11/30/99       $ 11,720.00          $ 11,458.56            $ 11,378.65
12/31/99       $ 12,352.18          $ 12,374.86            $ 12,036.95
 1/31/00       $ 11,836.25          $ 11,655.13            $ 11,432.25
 2/29/00       $ 11,775.55          $ 11,675.49            $ 11,216.05
 3/31/00       $ 12,342.07          $ 12,471.12            $ 12,312.62
 4/30/00       $ 12,099.27          $ 11,932.63            $ 11,942.32
 5/31/00       $ 11,998.11          $ 11,619.34            $ 11,697.16
 6/30/00       $ 11,846.36          $ 11,998.94            $ 11,985.58
 7/31/00       $ 11,573.22          $ 11,649.92            $ 11,798.34
 8/31/00       $ 12,200.44          $ 12,017.65            $ 12,530.74
 9/30/00       $ 12,028.46          $ 11,367.72            $ 11,869.36
10/31/00       $ 12,079.00          $ 11,166.47            $ 11,819.02

This chart assumes a hypothetical initial investment of $10,000 in the Fund, the S&P 500 Index and the MSCI World Index on December 31, 1998 and held through October 31, 2000. The S&P 500 Index and the MSCI World Index are unmanaged indices of common stock prices. Performance figures include the change in value of the stocks in the index and reinvestment of dividends. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

 Over the last year the Fund has favored the energy, financial, and telecommunications sectors. The energy sector has performed well due primarily to rising oil prices. Exploration activity that had been deferred (due to low oil prices of roughly $10 a barrel in 1999) has been accelerating with oil prices now in the $30 plus range. While telecommunications has enjoyed strong growth over the past few years, increased competitive pressure has continued to erode earnings and made this a difficult sector of the economy. Our telecommunications stocks as a whole have been disappointing this year.

As we look back over the past year, the global economy faced a number of challenges. The Euro, which was created to stimulate the European economy, has been under a great deal of pressure and has lost almost 15% of its value since its inception. This not only has hurt European buying power, but it has also caused earning problems for US companies selling in Europe. Europe has lagged behind the US with high unemployment, sluggish economies, and lower productivity.

In the US the previous Federal Reserve rate increases look like they will cause a "soft landing" and not trigger a recession. As a result, the Federal Reserve probably will not need to raise interest rates in the near term. S&P 500 earnings growth is projected to be in the respectable 12% range, and profit growth should be continuing. Demand is relatively healthy; it appears that productivity growth is continuing, and costs are under control. Technological innovation in the communications and computer industries remains healthy.

Our goal is to invest in dividend paying large companies that exhibit reasonable value. These companies, in our view, offer solid price appreciation potential for the year ahead.

Sincerely,


Bruce Honig
Portfolio Manager

Carl Domino Global Equity Income Fund
Schedule of Investments - October 31, 2000

Common Stocks - 101.5%                                   Shares         Value

Aerospace / Defense - 1.5%
Honeywell International, Inc.                              300         $ 16,144
                                                                  --------------

Air Delivery, Freight & Parcel Services - 2.8%
United Parcel Service, Inc. - Class B                      500           30,375
                                                                 ---------------

Appliances & Tools - 0.8%
Snap-On, Inc.                                              350            8,947
                                                                  --------------
Auto & Truck Manufacturing - 1.6%
Ford Motor Co.                                             349            9,118
Visteon Corp.                                               26              463
Volvo Aktiebolaget  - Series B (c)                         500            7,812
                                                                 ---------------
                                                                         17,393
                                                                 ---------------
Business Forms & Other Office Supplies - 1.1%
Avery Dennison Corp.                                       250           12,625
                                                                 ---------------
Chemical Manufacturing - 1.9%
DuPont (E.I.) de NeMours & Co.                             176            7,986
PPG Industries, Inc.                                       300           13,388
                                                                 ---------------
                                                                         21,374
                                                                 ---------------
Computer Software & Services - 1.9%
SAP Aktiengesellschaft (c)                                 400           20,400
                                                                ----------------
Conglomerates - 2.7%
E. On AG  (c)                                              200           10,162
Minnesota Mining & Manufacturing Co.                       200           19,325
                                                                 ---------------
                                                                         29,487
                                                                 ---------------
Construction & Agricultural Machinery - 1.6%
Caterpillar, Inc.                                          500           17,531
                                                                 ---------------
Drugs - 6.1%
American Home Products Corp.                               200           12,700
Glaxo Wellcome PLC (c)                                     600           34,912
SmithKline Beecham PLC (c)                                 300           19,556
                                                                 ---------------
                                                                         67,168
                                                                 ---------------
Tektronix Inc. (a)                                        500            35,625
                                                                  --------------
Finance - Miscellaneous - 4.9%
AXA  (c)                                                  300            19,931
Barclays PLC (c)                                          200            23,625
ING Groep N.V. (c)                                        154            10,655
                                                                  --------------
                                                                         54,211
                                                                  --------------

Carl Domino Global Equity Income Fund
Schedule of Investments - October 31, 2000 - continued

Common Stocks - continued                              Shares          Value

Healthcare - 3.0%
Baxter International, Inc.                               400           $ 32,875
                                                                  --------------
Insurance - 4.9%
Hartford Financial Services Group, Inc.                  550             40,941
SAFECO Corp.                                             550             13,303
                                                                  --------------
                                                                         54,244
                                                                  --------------
Machinery - Diversified - 0.9%
CNH Global N.V. (c)                                    1,000              9,688
                                                                  --------------
Major Regional Banks / Other Banks - 1.0%
First Union Corp.                                        350             10,609
                                                                  --------------
Metals & Mining - 5.1%
Phelps Dodge Corp.                                       500             23,375
Rio Tinto PLC (c)                                        500             32,563
                                                                  --------------
                                                                         55,938
                                                                  --------------
Money Center Banks - 2.7%
Bank of America Corp.                                    400             19,225
Chase Manhattan Corp.                                    225             10,238
                                                                  --------------
                                                                         29,463
                                                                  --------------
Natural Gas / Utilities - 6.6%

El Paso Energy Corp.                                     700             43,881
Williams Companies, Inc.                                 700             29,269
                                                                  --------------
                                                                         73,150
                                                                  --------------
Oil & Gas - Domestic - 0.9%
Conoco, Inc. - Class B                                   365              9,923
                                                                  --------------
Oil & Gas Equipment / Services / Drilling - 3.2%
Schlumberger Ltd. (d)                                    300             22,837
Transportadora de Gas del Sur S.A. (c)                 1,500             12,656
                                                                  --------------
                                                                         35,493
                                                                  --------------
Oil & Gas - Integrated - 9.1%
Royal Dutch Petroleum Co. (e)                            400             23,750
Shell Transport & Trading Co. PLC (c)                    600             29,513
Texaco, Inc.                                             200             11,812
USX-Marathon Group, Inc.                               1,300             35,344
                                                                  --------------
                                                                        100,419
                                                                  --------------
Oil & Gas - International - 4.5%
BG Group PLC (c)                                        444               9,102
Lattice Group PLC (a) (f)                             2,220               4,738
Total Fina Elf  S.A. (c)                                500              35,813
                                                                  --------------
                                                                        49,653
                                                                  --------------
Carl Domino Global Equity Income Fund
Schedule of Investments - October 31, 2000 - continued

Common Stocks - continued                            Shares              Value

Oil Well Services & Equipment - 1.2%
Baker Hughes, Inc.                                      400            $ 13,750
                                                                  --------------
Paper Products - 1.2%
Kimberly-Clark Corp.                                    200              13,200
                                                                 ---------------
Personal & Household Products - 5.9%
Avon Products, Inc.                                     500              24,250
Procter & Gamble Co.                                    300              21,431
Unilever PLC (c)                                        714              19,903
                                                                ----------------
                                                                         65,584
                                                               -----------------
Photography / Office Equipment - 1.2%
Eastman Kodak Co.                                       200               8,975
Xerox Corp.                                             500               4,219
                                                                ----------------
                                                                         13,194
                                                                ----------------
Publishing / Business Services - 2.3%
McGraw-Hill Companies, Inc.                             400              25,675
                                                                ----------------
Publishing & Entertainment - 2.3%
News Corp. Ltd. (c)                                     600              25,800
                                                                ----------------
Recreational Activities - 0.8%
Cedar Fair, L.P.                                        500               8,906
                                                                ----------------
Services - Miscellaneous - 1.6%
Block (H&R), Inc.                                       500              17,844
                                                               -----------------
Telecommunications - 13.0%
AT&T Corp.                                            1,100              25,506
British Telecommunications PLC (c)                      150              17,850
Global Crossing Ltd. (a)                                500              11,812
Nippon Telegraph & Telephone Corp. (c)                  400              18,275
SBC Communications, Inc.                                500              28,844
Telecom Italia S.p.A. (c)                               200              23,500
Verizon Communications                                  200              11,563
VersaTel Telecom International N.V. (a) (c)             300               6,000
                                                                  --------------
                                                                        143,350
                                                                  --------------
TOTAL COMMON STOCKS (Cost $ 1,029,680)                              $ 1,120,038
                                                                  --------------
Carl Domino Global Equity Income Fund
Schedule of Investments - October 31, 2000 - continued

                                                      Principal
                                                        Amount           Value
Money Market Securities - 11.0%
Firstar Treasury Fund, 5.55% (b) (Cost $121,452)       121,452        $ 121,452
                                                                   -------------
TOTAL INVESTMENTS - 112.5%  (Cost $1,151,132)                         1,241,490
                                                                   -------------
Liabilities in excess of other assets - (12.5)%                        (138,353)
                                                                   -------------
 TOTAL NET ASSETS - 100.0%                                           $ 1,103,137
                                                                   =============
(a) Non-income producing
(b) Variable rate security; the coupon rate shown represents the rate at October 31, 2000.
(c) American Depositary Receipt
(d) Ordinary Shares
(e) New York Registry Shares
(f) Represents foreign ordinary shares; the exchange rate used was $1.4520 per GBP on October 31, 2000.

Carl Domino Global Equity Income Fund                                             October 31, 2000
Statement of Assets & Liabilities

Assets
Investment in securities, at value (cost $1,151,132)                                   $ 1,241,490
Dividends receivable                                                                         1,073
Interest receivable                                                                            628
Other receivable                                                                               209
                                                                                 ------------------
     Total assets                                                                        1,243,400

Liabilities
Accrued investment advisory fee payable                               $ 1,419
Payable to custodian                                                  138,844
                                                              -----------------
     Total liabilities                                                                     140,263
                                                                                 ------------------
Net Assets                                                                             $ 1,103,137
                                                                                 ==================
Net Assets consist of:
Paid in capital                                                                        $ 1,020,479
Accumulated undistributed net investment income                                              9,335
Accumulated net realized loss on investments                                               (17,035)
Net unrealized appreciation on investments                                                  90,358
                                                                                 ------------------

Net Assets, for 92,427 shares                                                          $ 1,103,137
                                                                                 ==================
Net Asset Value

Net Assets
Offering price and redemption price per share ($1,103,137 / 92,427)                        $ 11.94
                                                                                 ==================

See accompanying notes which are an integral part of the financial statements.


Carl Domino Global Equity Income Fund
Statement of Operations
For the year ended October 31, 2000

Investment Income
Dividend income                                                                          $ 26,707
Interest income                                                                             2,750
                                                                                 ------------------
Total Income                                                                               29,457

Expenses
Investment advisory fee                                              $ 18,948
Trustees' fees                                                          1,196
                                                                 ---------------
Total Expenses before Reimbursement                                    20,144
Reimbursed expenses                                                    (1,196)
                                                                 ---------------
Total Operating Expenses                                                                   18,948
                                                                                 ------------------
Net Investment Income                                                                      10,509
                                                                                 ------------------
Realized & Unrealized Gain (Loss)
Net realized gain on investment securities                              2,293
Change in net unrealized appreciation (depreciation)
   on investment securities                                            33,253
                                                                 ---------------
Net realized and unrealized gain on investment securities                                   35,546
                                                                                 ------------------
Net increase in net assets resulting from operations                                      $ 46,055
                                                                                 ==================

See accompanying notes which are an integral part of the financial statements.

Carl Domino Global Equity Income Fund
Statement of Changes In Net Assets

                                                                            Year ended           Period ended
                                                                         October 31, 2000      October 31, 1999  (a)
                                                                         -----------------     ------------------
Increase/(Decrease) in Net Assets
Operations
  Net investment income                                                          $ 10,509               $ 14,817
  Net realized gain (loss) on investment securities                                 2,293                (19,328)
  Change in net unrealized appreciation (depreciation)                             33,253                 57,105
                                                                         -----------------     ------------------
  Net increase in net assets resulting from operations                             46,055                 52,594
                                                                         -----------------     ------------------
Distributions
   From net investment income                                                     (15,991)                     0
   From net realized gain                                                               0                      0
                                                                         -----------------     ------------------
   Total distributions                                                            (15,991)                     0
                                                                         -----------------     ------------------
Share Transactions
  Net proceeds from sale of shares                                                      0              1,382,789
  Shares issued in reinvestment of distributions                                   15,991                      0
  Shares redeemed                                                                (268,401)              (109,900)
                                                                         -----------------     ------------------
  Net increase (decrease) in net assets resulting
  from share transactions                                                        (252,410)             1,272,889
                                                                         -----------------     ------------------
Total increase (decrease) in net assets                                          (222,346)             1,325,483
Net Assets
  Beginning of period                                                           1,325,483                      0
                                                                         -----------------     ------------------
  End of period [including accumulated undistributed net
    investment income of $9,335 and $14,817, respectively]                    $ 1,103,137            $ 1,325,483
                                                                         =================     ==================

(a) December 31, 1998 (commencement of operations) to October 31, 1999
See accompanying notes which are an integral part of the financial statements.

Carl Domino Global Equity Income Fund
Financial Highlights

                                                                         Year ended             Period ended
                                                                        October 31, 2000    October 31, 1999 (a)
                                                                     --------------------  -------------------
Selected Per Share Data
Net asset value, beginning of period                                        $ 11.68                  $ 10.00
                                                                     ---------------        -----------------
Income from investment operations
  Net investment income                                                        0.10                     0.14
  Net realized and unrealized gain                                             0.30                     1.54
                                                                     ---------------        -----------------
Total from investment operations                                               0.40                     1.68
                                                                     ---------------        -----------------
Distributions to shareholders
  From net investment income                                                  (0.14)                    0.00
  From net realized gain                                                       0.00                     0.00
                                                                     ---------------        -----------------
Total distributions                                                           (0.14)                    0.00
                                                                     ---------------        -----------------
Net asset value, end of period                                              $ 11.94                  $ 11.68
                                                                     ===============        =================
Total Return                                                                  3.42%                   16.80% (b)

Ratios and Supplemental Data
Net assets, end of period (000)                                              $1,103                   $1,325
Ratio of expenses to average net assets                                       1.50%                    1.50% (c)
Ratio of expenses to average net assets
   before reimbursement                                                       1.59%                    1.55% (c)
Ratio of net investment income to
   average net assets                                                         0.83%                    1.42% (c)
Ratio of net investment income to
   average net assets before reimbursement                                    0.74%                    1.37% (c)
Portfolio turnover rate                                                      11.65%                   28.34% (c)

(a) December 31, 1998  (commencement  of operations) to October 31, 1999
(b) For periods of less than a full year, total returns are not annualized
(c) Annualized
See accompanying notes which are an integral part of the financial statements.

                      Carl Domino Global Equity Income Fund
                          Notes to Financial Statements
                                October 31, 2000



NOTE 1.  ORGANIZATION

     Carl Domino Global Equity Income Fund (the "Fund") was organized as a series of the AmeriPrime Funds (the "Trust) on October 28, 1998 and commenced operations on December 31, 1998. The Trust is established under the laws of Ohio by an Agreement and Declaration of Trust dated August 8, 1995 (the "Trust Agreement"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund's investment objective is to provide long-term growth of capital together with current income. The Declaration of Trust permits the Board of Trustees (the "Board") to issue an unlimited number of shares of beneficial interest of separate series without par value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     Securities Valuations - Securities, which are traded on any exchange or on the NASDAQ over-the-counter market, are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, and the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

                      Carl Domino Global Equity Income Fund
                          Notes to Financial Statements
                          October 31, 2000 - continued

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

     Federal Income Taxes - The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. As of October 31, 2000, loss carryovers totaled $17,035, expiring in 2007.

     Dividends and Distributions - The Fund intends to comply with federal tax rules regarding distribution of substantially all of its net investment income and capital gains. These rules may cause multiple distributions during the course of the year.

     Other - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.


NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retained Northern Trust Investments, Inc. (the "Adviser") to manage the Fund's investments. On April 29, 2000, a majority of shareholders of Carl Domino Global Equity Income Fund approved the selection of Northern Trust Investments, Inc. ("NTI") as the new investment adviser to the Fund, effective May 1, 2000. On that date, NTI acquired substantially all of the assets of Carl Domino Associates, L.P. ("Domino LP"), the Fund's former investment adviser, and converted Domino LP into a division of NTI known as Northern Trust Value
Investors ("NT Value"). The portfolio manager of the Fund, John Wagstaff-Callahan, is now a portfolio manager with NT Value and remained responsible for the day-to-day management of the Fund's portfolio through September, 2000. Bruce Honig became the portfolio manager for the Fund beginning in October, 2000 and is now responsible for the day-to-day management of the Fund's portfolio.

     Total votes at the shareholder meeting were as follows:

         For Approval:              114,817
         Against Approval:                0
         Abstain:                         0

                      Carl Domino Global Equity Income Fund
                          Notes to Financial Statements
                          October 31, 2000 - continued

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

     Under the terms of the management agreement (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of non-interested person trustees, and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Adviser a fee of 1.50% of the average daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Adviser. For the year ended October 31, 2000, the Adviser received a fee of $18,948 from the Fund. The Adviser has voluntarily agreed to reimburse other expenses to the extent necessary to maintain total operating expenses at the rate of 1.50%. For the year ended October 31, 2000, the Adviser reimbursed expenses of $1,196. There is no assurance that such reimbursement will continue in the future.

     Effective October 12, 2000, AmeriPrime Financial Services, Inc. and Unified Fund Services, Inc. ("Unified"), both wholly owned subsidiaries of Unified Financial Services, Inc., merged with one another. Prior to the merger, AmeriPrime Financial Services, Inc. served as Administrator to the Fund. The result of this merger is now Unified Fund Services, Inc., still a wholly owned subsidiary of Unified Financial Services, Inc.

     The Fund retains Unified to manage the Fund's business affairs and provide the Fund with administrative, transfer agency, and fund accounting services, including all regulatory reporting and necessary office equipment and personnel. The Adviser paid all administrative, transfer agency, and fund accounting fees on behalf of the Fund per the management agreement. The Fund retains AmeriPrime Financial Securities, Inc. (the "Distributor), a wholly owned subsidiary of Unified Financial Services, Inc., to act as the principal Distributor of the Fund's shares. There were no payments made to the Distributor for the year ended October 31, 2000. Certain members of management of Unified Fund Services, Inc. and the Distributor are also trustees and/or officers of the Trust.

                      Carl Domino Global Equity Income Fund
                          Notes to Financial Statements
                          October 31, 2000 - continued

NOTE 4.  SHARE TRANSACTIONS

     As of October 31, 2000, there were an unlimited number of authorized shares for the Fund. Paid in capital at October 31, 2000 was $1,020,479.

     Transactions in shares were as follows:

                                                               For the period December 31, 1998
                             For the year                     (Commencement of Operations)
                        Ended October 31, 2000                  through October 31, 1999

                          Shares           Dollars               Shares        Dollars
Shares sold                 0              $   0                 123,489      $1,382,789

Shares issued in
reinvestment of           1,328             15,991                  0            0
distributions
Shares redeemed         (22,390)          (268,401)              (10,000)       (109,900)
                       ----------        ----------          -------------       --------
                        (21,062)         $(252,410)              113,489       $1,272,889
                         =======          ========               =======        ========

NOTE 5.  INVESTMENTS

     For the year ended October 31, 2000, purchases and sales of investment securities, other than short-term investments, aggregated $142,957 and $381,003, respectively. As of October 31, 2000, the gross unrealized appreciation for all securities totaled $224,849 and the gross unrealized depreciation for all securities totaled $134,491 for a net unrealized appreciation of $90,358. The aggregate cost of securities for federal income tax purposes at October 31, 2000 was $1,151,132.

NOTE 6. ESTIMATES

     Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                      Carl Domino Global Equity Income Fund
                          Notes to Financial Statements
                          October 31, 2000 - continued

NOTE 7. RELATED PARTY TRANSACTIONS

     The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Fund. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 2000, Carl J. Domino beneficially owned or controlled, in aggregate, more than 95% of the Fund.

NOTE 8. SUBSEQUENT EVENTS

   Effective December 31, 2000, AmeriPrime Financial Securities, Inc. sold substantially all of its assets to Unified Financial Securities, Inc. Both companies are wholly owned subsidiaries of Unified Financial Services, Inc. Effective as the same date, the Fund retained Unified Financial Securities, Inc. to act as the principal distributor of its shares. A Trustee and officer of the Trust may be deemed to be an affiliate of Unified Financial Securities, Inc.

INDEPENDENT AUDITOR'S REPORT


To The Shareholders and Board of Trustees
Carl Domino Global Equity Income Fund

We have audited the accompanying statement of assets and liabilities of the Carl Domino Global Equity Fund, including the schedule of portfolio investments as of October 31, 2000, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and the period of December 31, 1998 (commencement of operations) through October 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Carl Domino Global Equity Income Fund as of October 31, 2000, the results of their operations for the year then ended, the changes in their net assets and financial highlights for the year then ended, and the period of December 31, 1998 (commencement of operations) through October 31, 1999, in conformity with accounting principles generally accepted in the United States of America.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
November 19, 2000

                                                                 December 2000
Dear Shareholders:
     We are pleased to provide the Annual Report and investment results for the Carl Domino Growth Fund. During the twelve-month period ending October 31, 2000 the Fund has returned 7.38%.

                                                          Average Annual Return
                                                              Since Inception
Comparative Investment Returns      Last 12 Months           (Dec. 31, 1998)
Carl Domino Growth Fund                 7.38%                      7.85%
S&P 500 Index                           5.85%                      9.52%

                         Carl Domino        S&P 500
                         Growth Fund         Index
Date                     $11,490.00       $11,819.00

12/31/98                  10,000.00        10,000.00
01/31/99                  10,650.00        10,395.27
2/28/99                   10,180.00        10,072.37
3/31/99                   10,700.00        10,475.25
4/30/99                   10,450.00        10,880.90
5/31/99                   10,010.00        10,624.32
6/30/99                   10,530.00        11,213.47
7/31/99                   10,240.00        10,863.67
8/31/99                   10,300.00        10,809.91
9/30/99                   10,020.00        10,501.40
10/31/99                  10,700.00        11,165.67
11/30/99                  11,140.00        11,378.65
12/31/99                  12,130.00        12,036.95
1/31/00                   11,260.00        11,432.25
2/29/00                   11,690.00        11,216.05
3/31/00                   12,790.00        12,312.62
4/30/00                   12,160.00        11,942.32
5/31/00                   11,230.00        11,697.16
6/30/00                   12,490.00        11,985.58
7/31/00                   12,220.00        11,798.34
8/31/00                   13,530.00        12,530.74
9/30/00                   12,220.00        11,869.36
10/31/00                  11,490.00        11,819.02

This chart assumes a hypothetical initial investment of $10,000 in the Fund and the S&P 500 Index on December 31, 1998 and held through October 31, 2000. The S&P 500 Index is a widely recognized unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and reinvestment of dividends. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

This has been an unsettled year in the U.S. stock market. The market over the short term seems to have been driven by four major factors: energy prices, the Euro, earnings, and the election. Until some of these challenges are resolved, the market will probably continue to be volatile. Also, companies that have negative earnings "surprises" will probably continue to be punished with dramatic price swings.

Even with these market problems, we continue to be optimistic for reasonable stock market growth. The previous Federal Reserve rate increases look like they will cause a "soft landing" and not trigger a recession. So, the Federal Reserve probably will not need to raise interest rates in the near term. S&P 500 earnings growth is projected to be in the respectable 12% range, and profit growth should be continuing. Demand inside and outside the U.S. is healthy; it appears that productivity growth is continuing, and costs are under control. Technological innovation in the communications and computer industries continues.

In our view, your portfolio continues to be well positioned for long term appreciation. We continue to remain true to our theme of searching out companies with stable products, strong brand names, and dominant positions in their markets. We like management that is seasoned and that own a solid position in their company. We also look hard for companies that have demonstrated consistent revenue growth, as well as, consistent earnings per share growth. Finally, having a focused business plan, a unique product, and reasonable market dominance are important criteria in our company selections.

Our goal is to invest in growing large U.S. companies that will reward our investors with solid growth and price appreciation over the long term.

Sincerely,

Bruce  Honig
Portfolio Manager

Carl Domino Growth Fund
Schedule of Investments - October 31, 2000


Common Stocks - 90.2%                                               Shares                Value

Computer Hardware - 15.6%
Cisco Systems, Inc. (a)                                                940              $ 50,642
EMC Corp. (a)                                                        1,730               154,078
                                                                                 ----------------
                                                                                         204,720
                                                                                 -----------------
Computer Services & Software - 17.4%
America Online, Inc. (a)                                               660                33,330
Microsoft Corp. (a)                                                  1,360                93,670
Oracle Corp. (a)                                                     3,080               101,640
                                                                                 -----------------
                                                                                         228,640
                                                                                 -----------------
Computer Systems - 11.1%
Automatic Data Processing, Inc.                                        440                28,738
International Business Machines Corp.                                  290                28,565
Sun Microsystems, Inc. (a)                                             800                88,700
                                                                                 -----------------
                                                                                         146,003
                                                                                 -----------------
Drug Manufacturers - 2.3%
Schering-Plough Corp.                                                  600                31,012
                                                                                 -----------------
Electrical Power Co. 1.5%
AES Corp. (a)                                                          360                20,340
                                                                                 -----------------
Electronics - Equipment & Instruments - 4.5%
Nokia Corp.  (c)                                                       760                32,490
Tellabs, Inc. (a)                                                      540                26,966
                                                                                 -----------------
                                                                                          59,456
                                                                                 -----------------
Finance - Miscellaneous - 7.0%
MBNA Corp.                                                           1,000                37,563
MGIC Investment Corp.                                                  800                54,500
                                                                                 -----------------
                                                                                          92,063
                                                                                 -----------------
Health Care - 9.2%
Johnson & Johnson                                                      360                33,165
Medtronic, Inc.                                                      1,620                87,986
                                                                                 -----------------
                                                                                         121,151
                                                                                 -----------------
Major Reg. Banks/Other Banks - 0.4%
Citigroup, Inc.                                                        100                 5,263
                                                                                 -----------------
Oil & Gas Domestic - 2.7%
Enron Corp.                                                            430                35,287
                                                                                 -----------------
Retail - 3.6%
Wal-Mart Stores, Inc.                                                1,030                46,736
                                                                                 -----------------
Semiconductor - 6.8%
Intel Corp.                                                          2,000                90,000
                                                                                 -----------------
Specialty - 4.5%
Home Depot, Inc.                                                     1,365                58,695
                                                                                 -----------------
Carl Domino Growth Fund
Schedule of Investments - October 31, 2000 - continued
Common Stocks - continued                                          Shares              Value

Telecommunications - 3.6%
WorldCom, Inc. (a)                                                    940              $ 22,325
Vodafone Group PLC  (c)                                               600                25,538
                                                                                 -----------------
                                                                                         47,863
                                                                                 -----------------
TOTAL COMMON STOCKS (Cost $966,671)                                                   1,187,229
                                                                                 -----------------
                                                                       Principal
                                                                   Amount             Value

Money Market Securities - 2.7%
Firstar Treasury Fund, 5.55% (b) (Cost $35,408)                    35,408                35,408
                                                                                 -----------------
TOTAL INVESTMENTS - 92.9%  (Cost $1,002,079)                                          1,222,637
                                                                                 -----------------
Other assets less liabilities  - 7.1%                                                    93,653
                                                                                 -----------------
TOTAL NET ASSETS - 100.0%                                                           $ 1,316,290
                                                                                 =================

(a) Non-income producing
(b) Variable rate security; the coupon rate shown represents the rate at October 31, 2000.
(c) American Depositary Receipt

See accompanying notes which are an integral part of the financial statements.


Carl Domino Growth Fund                                                            October 31, 2000
Statement of Assets & Liabilities

Assets

Investment in securities, at value (cost $1,002,079)                               $ 1,222,637
Cash                                                                                    94,289
Dividend receivable                                                                         54
Interest receivable                                                                        224
Other receivable                                                                         1,281
                                                                                 ----------------
     Total assets                                                                    1,318,485

Liabilities

Accrued investment advisory fee                                   2,195
                                                            ----------------
     Total liabilities                                                                   2,195
                                                                                 -------------------
Net Assets                                                                         $ 1,316,290
                                                                                 ===================
Net Assets consist of:
Paid in capital                                                                    $ 1,154,714
Accumulated net realized loss on investments                                           (58,982)
Net unrealized appreciation on investments                                             220,558
                                                                                 -------------------
Net Assets, for 114,548 shares                                                     $ 1,316,290
                                                                                 ===================
Net Asset Value

Net Assets

Offering price and redemption price per share ($1,316,290 / 114,548)                  $ 11.49
                                                                                ====================

See accompanying  notes  which are an integral part of the financial statements.



Carl Domino Growth Fund
Statement of Operations for the year ended October 31, 2000

Investment Income

Dividend income                                                                        $ 2,942
Interest income                                                                            675
                                                                                 ------------------
Total Income                                                                             3,617

Expenses

Investment advisory fee                                         $ 20,651
Trustees' fees                                                       884
                                                          ---------------
Total expenses before reimbursement                               21,535
Reimbursed expenses                                                 (884)
                                                          ---------------
Total operating expenses                                                                20,651
                                                                                 ------------------
Net Investment Loss                                                                    (17,034)
                                                                                 ------------------
Realized & Unrealized Gain (Loss)
Net realized loss on investment securities                       (37,616)
Change in net unrealized appreciation (depreciation)
   on investment securities                                      143,522
                                                          ---------------
Net gain on investment securities                                                      105,906
                                                                                 ------------------
Net increase in net assets resulting from operations                                  $ 88,872
                                                                                 ==================

See accompanying notes which are an integral part of the financial statements.

Carl Domino Growth Fund
Statement of Changes In Net Assets


                                                              For the               For the
                                                            Year ended           period ended
                                                            October 31,           October 31,
                                                               2000                1999 (a)
                                                        -----------------        ----------------
Increase/(Decrease) in Net Assets
Operations

  Net investment loss                                        $ (17,034)             $ (8,365)
  Net realized loss on investment securities                   (37,616)              (21,366)
  Change in net unrealized appreciation / (depreciation)       143,522                77,036
                                                         -----------------       ----------------
  Net increase in net assets resulting from operations          88,872                47,305
                                                         -----------------       -----------------
Distributions
   From net investment income                                        0                     0
   From net realized gain                                            0                     0
                                                         -----------------       -----------------
   Total distributions                                               0                     0
                                                         -----------------       -----------------
Share Transactions

  Net proceeds from sale of shares                             106,000             1,227,300
  Shares issued in reinvestment of dividends                         0                     0
  Shares redeemed                                              (49,372)             (103,815)
                                                         -----------------       -----------------
  Net increase in net assets resulting
  from share transactions                                       56,628             1,123,485
                                                           -----------------     -----------------
Total increase in net assets                                   145,500             1,170,790
Net Assets

  Beginning of period                                        1,170,790                     0
                                                            ----------------     -----------------

  End of period                                            $ 1,316,290           $ 1,170,790
                                                           =================     =================

(a)  December  31, 1998  (commencement  of  operations)  to October 31, 1999.

See accompanying notes which are an integral part of the financial statements.

Carl Domino Growth Fund Financial Highlights


                                                             For the                 For the
                                                            Year ended            period ended
                                                           October 31,             October 31,
                                                               2000                  1999 (c)
                                                         -----------------       ----------------
Selected Per Share Data
Net asset value, beginning of period                             $ 10.70                $ 10.00
                                                         -----------------       ----------------
Income from investment operations:
  Net investment loss                                              (0.15)                 (0.09)
  Net realized and unrealized gain                                  0.94                   0.79
                                                         -----------------       ----------------
Total from investment operations                                    0.79                   0.70
                                                         -----------------       ----------------
Less distributions:
  From net realized gain                                            0.00                   0.00
  From net investment income                                        0.00                   0.00
                                                         -----------------       ----------------
Total distributions                                                 0.00                   0.00
                                                         -----------------       ----------------
Net asset value, end of period                                   $ 11.49                $ 10.70
                                                         =================       ================

Total Return                                                        7.38%                  7.00% (a)

Ratios and Supplemental Data
Net assets, end of period (000)                                   $1,316                 $1,171
Ratio of expenses to average net assets                             1.50%                  1.50% (b)
Ratio of expenses to average net assets
   before reimbursement                                             1.56%                  1.56% (b)
Ratio of net investment income (loss) to
   average net assets                                              (1.24)%                (0.99)(b)
Ratio of net investment income (loss) to
   average net assets before reimbursement                         (1.30)%                (1.06)(b)
Portfolio turnover rate                                            25.30%                 34.37% (b)

(a) For periods of less than a full year,  the total  return is not  annualized.
(b) Annualized
(c) December 31, 1998 (commencement of operations) to October 31, 1999.

See accompanying notes which are an integral part of the financial statements.

                             Carl Domino Growth Fund
                          Notes to Financial Statements
                                October 31, 2000

NOTE 1.  ORGANIZATION

     Carl Domino Growth Fund (the "Fund") was organized as a series of AmeriPrime Funds (the "Trust") on October 28, 1998 and commenced operations on December 31, 1998. The Trust is established under the laws of Ohio by an Agreement and Declaration of Trust dated August 8, 1995 (the "Trust Agreement"). The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The Fund's investment objective is to provide long-term growth of capital. The Declaration of Trust permits the Board of Trustees (the "Board") to issue an unlimited number of shares of beneficial interest of separate series without par value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     Securities Valuations - Securities, which are traded on any exchange or on the NASDAQ over-the-counter market, are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

     Federal Income Taxes - The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. As of October 31, 2000, loss carryovers totaled $58,982: $37,616 expiring in 2008, and $21,366 expiring in 2007.

     Dividends and Distributions - The Fund intends to comply with federal tax rules regarding distribution of substantially all of its net investment income and capital gains. These rules may cause multiple distributions during the course of the year.

     Other - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on

                             Carl Domino Growth Fund
                          Notes to Financial Statements
                          October 31, 2000 - continued

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

     an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retained Northern Trust Investments, Inc. (the "Adviser") to manage the Fund's investments. On April 29, 2000, a majority of shareholders of Carl Domino Growth Fund approved the selection of Northern Trust Investments, Inc. ("NTI") as the new investment adviser to the Fund, effective May 1, 2000. On that date, NTI acquired substantially all of the assets of Carl Domino Associates, L.P. ("Domino LP"), the Fund's former investment adviser, and converted Domino LP into a division of NTI known as Northern Trust Value Investors ("NT Value"). The portfolio manager of the Fund, Bruce Honig, is now a portfolio manager with NT Value and remains responsible for the day-to-day management of the Fund's portfolio.

         Total votes at the shareholder meeting were as follows:

                For Approval:                   107,697
                Against Approval:                  0
                Abstain:                           0

     Under the terms of the management agreement (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of non-interested person trustees, and extraordinary expenses or non-recurring expenses that may arise. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Adviser a fee of 1.50% of the average daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Adviser. For the year ended, October 31, 2000, the Adviser received a fee of $20,651 from the Fund. The Adviser has voluntarily agreed to reimburse other expenses to the extent necessary to maintain total operating expenses at the rate of 1.50%. For the year ended October 31, 2000, the Adviser reimbursed expenses of $884. There is no assurance that such reimbursement will continue in the future.

     Effective October 12, 2000, AmeriPrime Financial Services, Inc. and Unified Fund Services, Inc., both wholly owned subsidiaries of Unified Financial Services, Inc., merged with one another. Prior to the merger AmeriPrime Financial Services, Inc. served as Administrator to the Fund. The result of this merger is now Unified Fund Services, Inc., still a wholly owned subsidiary of Unified Financial Services, Inc.

     The Fund retains Unified Fund Services, Inc., a wholly owned subsidiary of Unified Financial Services, Inc., to manage the Fund's business affairs and provide the Fund with administrative, transfer agency, and fund accounting services, including all regulatory reporting and necessary office equipment and personnel. The Adviser paid all administrative, transfer agency, and fund accounting fees on behalf of the Fund per the management agreement. The Fund retains AmeriPrime Financial Securities, Inc. (the "Distributor"), a wholly owned subsidiary of Unified Financial Services, Inc., to act as the principal distributor of the Fund's shares. There were no payments made to the Distributor for the year ended October 31, 2000.

                             Carl Domino Growth Fund
                          Notes to Financial Statements
                          October 31, 2000 - continued

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

     Certain members of management of Unified Fund Services, Inc. and the Distributor are also directors and/or officers of the AmeriPrime Trust.

NOTE 4.  SHARE TRANSACTIONS

     As of October 31, 2000, there were an unlimited number of authorized shares for the Fund. Paid in capital at October 31, 2000 was $1,154,714.

     Transactions in shares were as follows:


                                   Year ended               For the period December 31, 1998
                                October 31, 2000               (Commencement of Operations)
                                                                   to October 31, 1999
                          Shares             Dollars              Shares               Dollars
Shares sold               8,914             $106,000             119,405              $1,227,300
Shares redeemed          (3,769)            (49,372)             (10,001)               (103,815)
                        --------          -----------          -----------            -----------
                          5,145             $56,628              109,404              $1,123,485
                         ======             ========             ========              ==========

NOTE 5.  INVESTMENTS

     For the year ended October 31, 2000, purchases and sales of investment securities, other than short-term investments, aggregated $550,410 and $633,426, respectively. The gross unrealized appreciation for all securities totaled
$292,177 and the gross unrealized depreciation for all securities totaled $71,619 for a net unrealized appreciation of $220,558. The aggregate cost of securities for federal income tax purposes at October 31, 2000 was $1,002,079.

NOTE 6.  ESTIMATES

     Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 7. RELATED PARTY TRANSACTIONS

     The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Fund. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 2000, Carl J. Domino, beneficially owned or controlled, in aggregate, more than 66% of the Fund.

                             Carl Domino Growth Fund
                          Notes to Financial Statements
                          October 31, 2000 - continued

NOTE 8.  SUBSEQUENT EVENTS

     Effective December 31, 2000, AmeriPrime Financial Securities, Inc. sold substantially all of its assets to Unified Financial Securities, Inc. Both companies are wholly owned subsidiaries of Unified Financial Services, Inc. Effective as the same date, each Fund will retain Unified Financial Securities, Inc. to act as the principal distributor of its shares. A Trustee and officer of the Trust may be deemed to be an affiliate of Unified Financial Securities, Inc.

INDEPENDENT AUDITOR'S REPORT

To The Shareholders and Board of Trustees
Carl Domino Growth Fund

We have audited the accompanying statement of assets and liabilities of the Carl Domino Growth Fund, including the schedule of portfolio investments as of October 31, 2000, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and the period of December 31, 1998 (commencement of operations) through October 31, 1999 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Carl Domino Growth Fund as of October 31, 2000, the results of their operations for the year then ended, the changes in their net assets and financial highlights for the year then ended, and the period of December 31, 1998
(commencement of operations) through October 31, 1999, in conformity with generally accepted accounting principles.

McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
November 19, 2000

November 20, 2000
Dear Shareholder:

This is the week of Thanksgiving, and, in reflecting upon this year, I realize that I and the Fund's shareholders have much to be thankful for. At this time, the nation has not concluded the presidential election, the economy appears to be slowing, the dot.coms have collapsed, last year's fascination with technology and telecommunications has evaporated, and now the press is starting to use the "V" word again. The "V" word (as in value) has not been much of a force on Wall Street over the past few years, as investors focused their attention on the vapors that were passing as businesses on Wall Street. While these are things that were addressed in last year's annual report, they bear mentioning as a matter of history, as well as evidence of how fast people's attitudes change these days. It certainly seems that the pendulum has begun a multi-year swing back toward the kinds of companies and sectors that we customarily invest in for the Fund.

The overall level of investor frustration is high. Investors who had a belief in true economic value have been frustrated the last several years, while the growth crowd have seen their portfolio values massacred over the last six months. Bonds have produced a low total return, and international stocks have been mediocre performers. What is the next big thing, and when will it come to pass? I believe that the answers lie right in your hands, for a number of reasons. While clearly I am a biased source of information, allow me to make the case as strongly as possible for small-cap value.

In the slower growth environment that we are entering, companies are going to look for ways to grow their businesses, and one of the major opportunities is through mergers/acquisitions. In the last few years, the bulk of these acquisitions/mergers have centered on large business combinations that have involved stock swaps. Due to the flagging price of most companies' stocks, this is no longer an option. Many of these companies are also in a position in which they cannot afford earnings dilution or cash flow problems. Therefore, the acquisitions made must be cheap, profitable companies that can be easily acquired for cash or financed by lending syndicates. The Fund has experienced this activity several times in the last few months. Firms like Republic Group and Taco Cabana are examples of this principle in action.

In addition, solidly profitable companies have reduced risk in a sluggish market environment because they can pay down debt, repurchase shares, or take advantage of other opportunities not available to the more leveraged/less profitable firms. Currently, over one-third of our portfolio companies are repurchasing their own shares in the marketplace, in some cases in large quantities. This means that current shareholders will get a larger percentage of future earnings, eventually leading to a higher stock price. Stock prices follow profits in the long term.

Coming out of an economic slowdown is when small-cap value stocks shine, because, in a profit-filled environment with a growing business sector, smaller companies can usually grow at a much faster pace than larger companies. This fact, coupled with attractive valuations, leads investors to bid up the prices of such companies. This in turn attracts more investors and causes prices to move higher. This is the scenario I envision for small-cap value stocks.

In last year's report, I talked about "the giant sucking sound" that had removed money from all sectors of the marketplace to go into technology and the hyper-growth stocks of the day. That has come to an end, and investors will feel the consequences of those decisions for years to come. Small-cap value is not the "New New Thing," it is the same thing that it has been over the years: the best asset class to be in for maximizing return, while minimizing risk, over the long term. I said in one report a few years ago that what we do here will not be measured over quarters, but over years. While our first calendar year (1998) was a disaster for small-cap value investors in general, and our Fund in particular, in the 1999 calendar year this was one of the best small-cap value funds in the country. For the 12-month period ending December 31, 1999, Morningstar ranked it 21st out of 235 funds in that category. I am going to continue to work as hard as possible to insure the success of this venture for a number of reasons, chief among them being that my name is on this Fund, my liquid net worth is primarily invested in this Fund, and most members of my family have holdings in it. In addition, I know many of the Fund's shareholders and do not wish to let them down. I feel that great days are ahead, and I look forward to enjoying them together.

PERFORMANCE REVIEW

For the six-month period ended October 31st, your Fund returned -10.57%, versus the Russell 2000 Index at -1.11% and the S&P 600 Small-Cap Index at 6.83%. For the year, the Corbin Small-Cap Value Fund returned 5.33%, and the Russell 2000 and S&P 600 Small-Cap were at 17.41% and 20.18%, respectively.

Returns for the Year Ended October 31, 2000
------------------------- ----------- ------------------------------------------
     Fund/Index             1 Year           Average Annual Total Return
                                                   Since Inception
                                                    June 30, 1997
------------------------- ----------- ------------------------------------------
Corbin Small-Cap Fund        5.33%                     -7.98%
---------------------
S&P 600                     20.18%                     10.02%
---------------------
Russell 2000                17.41%                      8.11%
------------------------- ----------- ------------------------------------------

                        Growth of $10,000
Corbin Small Cap Fund - $7,573
S&P 600 - $13,864
Russell 2000 - $13,059
                        Corbin           S&P 600        Russell 2000
                   ----------------------------------------------------
           6/30/97           10,000             10,000          10,000
           7/31/97           10,310             10,629          10,465
          10/31/97           11,030             11,116          10,984
           1/31/98           10,577             11,037          10,928
           4/30/98           11,173             12,577          12,288
           7/31/98            9,597             11,031          10,708
          10/31/98            7,051              9,887           9,683
           1/31/99            6,593             10,969          10,965
           4/30/99            7,126             10,777          11,151
           7/31/99            7,882             11,564          11,501
          10/31/99            7,189             11,075          11,123
           1/31/00            8,255             12,098          12,910
           4/28/00            8,468             12,978          13,205
           7/31/00            7,573             13,011          13,085
          10/31/00            7,573             13,864          13,059

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund, the S&P 600 Index and the Russell 2000 Index on June 30, 1997 (the inception of the Fund) and held through October 31, 2000. The S&P 600 Index and the Russell 2000 Index are widely recognized unmanaged indices of common stock prices. Performance figures include the change in value of the stocks in the indices and reinvestment of dividends, and are not annualized. The index returns do not reflect expenses, which have been deducted from the Fund's return. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

I dislike using these comparison periods, because they are not the way I that I view performance. When I judge performance, I usually look at calendar quarters and years. During the period December 31, 1998, through December 31, 1999, the Fund's return was 26.50%, the Russell 2000 was 21.35%, and the S&P 600 Small-Cap was 12.10%. And for the period January 1, 2000 to October 31, 2000, the Fund's return was -11.35%, the Russell 2000 was -0.47%, and the S&P 600 Small-Cap was 11.11%.
The Fund's performance would probably have been spectacular this year if it had not been for one decision: not selling Titan Corporation in the month of March. Titan had been purchased by the Fund at between $5 and $6 per share in 1998, and in March of 2000 it briefly touched $60 per share. Since that time, it has retreated to about $20 per share. While we did sell some on the way down, the sales prices did not approach the stock's price in March. We have since repurchased that position and have added to it. In the short term, the stock did not help performance. In the long term, I believe that this could be one of the most profitable stocks of our time.

FIVE STOCKS TO WATCH

I would like to highlight a few of the Fund's holdings that we believe will be particularly interesting over the next year. These are:

Titan Corporation - The company is primarily in the defense business, but has three rapid-growth subsidiaries that are outgrowths of its primary business. The first, Cayenta.com, is an information technology company. The second, Surebeam, is in the food-sterilization business. The third, Titan Technologies, is in the mobile-telecom business. We believe that at least one of these fast-growth subsidiaries will be brought public in 2001, unlocking value. The defense business should continue its steady growth, making acquisitions and building value in a consolidating industry.

Successories, Inc. - The company is a leader in the motivational and people-recognition business. Currently, it has just finished the process of cleaning up its balance sheet through a rights offering. Jack Miller, the well-known Chicago catalog entrepreneur, has used the offering to increase his stake in the company to 27% and serves as the company's chairman of the board. The company has high-margin products and an improving financial position, which, when coupled with sales growth, could yield spectacular profitability.

Lancer Corporation- The company provides soft-drink dispensing equipment and valve systems worldwide. Lancer's products are primarily used to dispense Coca-Cola, one of the best-known brand names in the world.

Duckwall-Alco Stores Inc. - Duckwall operates general merchandise stores in Midwestern and Southwestern towns with under 20,000 residents. The company is currently trading at a very cheap valuation, is repurchasing shares, and is looking for other ways to enhance shareholder value.

VTEL Corporation- VTEL is one of the largest players in the area of digital video communications. The company is moving from a hardware-based platform to software-based products. It is looking forward to quick revenue growth as it attempts to build a large service business based on providing the expertise to build and enable video over private networks.

CONCLUSION

In my opinion, the time is rapidly approaching when the Fund's investors will be rewarded for their patience. We have stayed the course, have remained faithful to our discipline, and have been diligent in our research.

If you ever have any questions or comments about the Fund, please let me know. I am willing to do what it takes to make this a successful experience for all shareholders. If you would like to reach me, please e-mail me at dcorbin@corbincom.com, call me, or send a letter to our office in Fort Worth.

As always, I thank you for your faith in our efforts. We are working hard to make your investment profitable, and we appreciate your support over the last year.

Sincerely,


David A. Corbin, CFA
President & Chief
Investment Officer

Corbin Small-Cap Value Fund
Schedule of Investments - October 31, 2000

Common Stocks - 91.2%                       Shares                 Value

Basic Industry - 8.9%

Chemicals - 4.8%
Schulman A. , Inc.                          5,000           $      54,687
International Flavors & Fragrance, Inc.     5,000                  83,750
                                                              ----------------
                                                                  138,437
                                                              ----------------
Steel - 4.1%
Quanex Corp.                                6,000                 118,875
                                                              ----------------

    TOTAL BASIC INDUSTRIES                                        257,312
                                                              ----------------
Durables - 13.8%

Autos & Trucks - 3.0%
Rush Enterprises, Inc. (a)                  9,700                  47,894
Wabash National Corp.                       4,715                  37,720
                                                              ----------------
                                                                   85,614
                                                              ----------------
Electrical Equipment -4.1%
Hubbell, Inc. - Class B                     5,000                 119,687
                                                              ----------------
Machinery - 6.7%
Lancer Corp. (a)                           28,000                 175,000
Perceptron, Inc. (a)                        7,200                  19,238
                                                               ----------------
                                                                  194,238
                                                               ----------------
    TOTAL DURABLES                                                399,539
                                                               ----------------
Energy - 3.3%

Offshore Construction - 3.3%
Unifab International, Inc. (a)             10,000                  96,250
                                                               ----------------
Financials - 3.9%

Banks - 1.9%
First Financial Bankshares, Inc.            1,800                  55,350
                                                               ----------------
Specialty Finance - 2.0%
Delta Financial Corp. (a)                  20,000                  10,000
Onyx Acceptance Corp. (a)                  13,000                  46,313
                                                               ----------------
                                                                   56,313
                                                               ----------------
   TOTAL FINANCE                                                  111,663
                                                               ----------------
Housing & Construction - 1.0%
Fabricated  - 1.0%
NCI Building Systems, Inc. (a)              1,800                  28,013
                                                               ----------------
Corbin Small-Cap Value Fund
Schedule of Investments - October 31, 2000

Common Stocks - continued                 Shares                   Value

Media & Leisure  - 18.3%
Publishing - 3.0%
Thomas Nelson Publishers, Inc.             13,000             $    86,937
                                                               ----------------
Restaurants - 13.0%
BUCA, Inc. (a)                              7,000                 109,375
Lone Star Steakhouse & Saloon, Inc.        10,000                  84,375
Pizza Inn, Inc.                            31,000                  93,000
Taco Cabana, Inc. - Class A (a)            10,300                  86,585
                                                               ----------------
                                                                  373,335
                                                               ----------------
Television - 2.3%
Hispanic Television Network (a)            20,000                  67,500
                                                               ----------------
   TOTAL MEDIA & LEISURE                                          527,772
                                                               ----------------
Non-Durables - 5.8%

Beverages - 3.0%
Liqui - Box Corp.                           2,400                  85,950
                                                               ----------------
Family Services - 2.8%
Koala Corp. (a)                             8,000                  80,000
                                                               ----------------
   TOTAL NON-DURABLES                                             165,950
                                                               ----------------
Retail & Wholesale - 11.3%
General Merchandise - 3.5%
Duckwall - Alco Stores, Inc. (a)           13,000                 100,750
                                                               ----------------
Grocery Stores - 3.4%
Ingles Markets, Inc. - Class A             10,000                  98,750
                                                               ----------------
Specialty Stores - 4.4%
Successories, Inc. (a)                     75,000                 126,562
                                                               ----------------
   TOTAL RETAIL & WHOLESALE                                       326,062
                                                               ----------------
Corbin Small-Cap Value Fund
Schedule of Investments - October 31, 2000

Common Stocks - continued                 Shares                  Value

Technology - 24.9%

Consulting Services - 12.7%
Nextera Enterprises, Inc. (a)               47,300               $ 76,863
VTEL Corp. (a)                             154,600                289,875
                                                               ----------------
                                                                  366,738
                                                               ----------------
Electronic Defense - 12.2%
Herley Industries, Inc. (a)                  5,500                112,062
Titan Corp. (a)                             18,000                240,750
                                                               ----------------
                                                                  352,812
                                                               ----------------
   TOTAL TECHNOLOGY                                               719,550
                                                               ----------------
 TOTAL COMMON STOCKS (Cost $3,254,360)                          2,632,111
                                                               ----------------

                                           Principal
                                             Amount               Value
Money Market Securities - 12.5%
Firstar Treasury Fund, 5.55% (b)
  (Cost $361,371)                          361,371              $ 361,371
                                                               ----------------

TOTAL INVESTMENTS - 103.7% (Cost $3,615,731)                    2,993,482
                                                               ----------------
Other assets less liabilities - (3.7)%                           (105,884)
                                                               ----------------
Total Net Assets - 100.0%                                      $ 2,887,598
                                                               ================

(a) Non-income producing
(b) Variable rate security; the coupon rate shown represents the rate at October 31, 2000.
See accompanying notes which are an integral part of the financial statements.

Corbin Small-Cap Value Fund                                   October 31, 2000
Statement of Assets & Liabilities

Assets
Investment in securities, at value
   (cost $3,615,731)                                                       $ 2,993,482
Cash                                                                            12,144
Receivable for fund shares sold                                                  1,475
Interest receivable                                                              1,721
Dividends receivable                                                               675
                                                                    -------------------
   Total assets                                                              3,009,497

Liabilities
Accrued investment advisory fee                            $ 2,873
Payable for securities purchased                           107,995
Payable for fund shares redeemed                            11,031
                                                   ---------------
     Total liabilities                                                         121,899
                                                                     -------------------
Net Assets                                                                  $ 2,887,598
                                                                     ===================

Net Assets consist of:
Paid - in capital                                                           $ 3,880,260
Accumulated undistributed net investment income                                   4,908
Accumulated net realized loss on investments                                   (375,321)
Net unrealized depreciation on investments                                     (622,249)
                                                                     -------------------

Net Assets, for 406,045 shares                                               $ 2,887,598
                                                                     ===================
Net Asset Value

Net Assets
Offering price and redemption price per share  ($2,887,598/406,045)               $ 7.11
                                                                        =================

See accompanying notes which are an integral part of the financial statements.

Corbin Small-Cap Value Fund
Statement of Operations for the year ended October 31, 2000

Investment Income
Dividend income                                                                 $ 29,343
Interest income                                                                   10,432
                                                                          ---------------
Total Income                                                                      39,775

Expenses
Investment advisory fee                                 $ 33,423
Trustees' fees                                             3,064
                                                   --------------
Total expenses before reimbursement                       36,487
Reimbursed expenses                                       (3,064)
                                                     ------------
Total operating expenses                                                          33,423
                                                                          ---------------
Net Investment Income                                                              6,352
                                                                          ---------------
Realized & Unrealized Gain (Loss)
Net realized gain on investment securities               477,022
Change in net unrealized depreciation
   on investment securities                             (395,107)
                                                  ---------------
Net realized & unrealized gain on investment securities                           81,915
                                                                          ---------------
Net increase in net assets resulting from operations                            $ 88,267
                                                                          ===============

See accompanying notes which are an integral part of the financial statements.

Corbin Small-Cap Value Fund
Statement of Changes in Net Assets

                                                               Year                    Year
                                                              ended                   ended
                                                            October 31,             October 31,
                                                               2000                    1999
                                                         -------------------     -------------------
Increase/(Decrease) in Net Assets
Operations
  Net investment income (loss)                                $ 6,352                $ (4,598)
  Net realized gain (loss) on investment securities           477,022                (300,255)
  Change in net unrealized appreciation (depreciation)       (395,107)                327,949
                                                          ------------------     -------------------
  Net increase in net assets resulting from operations         88,267                  23,096
                                                         -------------------     -------------------
Distributions to shareholders
  From net investment income                                        0                       0
  From net realized gain                                            0                       0
                                                         -------------------     -------------------
  Total distributions                                               0                       0
                                                         -------------------     -------------------
Share Transactions
  Net proceeds from sale of shares                          1,151,984                 747,375
  Shares issued in reinvestment of dividends                      0                         0
  Shares redeemed                                            (646,942)               (765,186)
                                                         -------------------     -------------------
Net increase(decrease) in net assets resulting
  from share transactions                                     505,042                 (17,811)
                                                          -------------------     -------------------
  Total increase in net assets                                593,309                   5,285

Net Assets
  Beginning of period                                       2,294,289               2,289,004
                                                         -------------------     -------------------
  End of period [including accumulated net investment
    income (loss) of $4,908 and $(1,444), respectively]   $ 2,887,598             $ 2,294,289
                                                         ===================     ===================

See accompanying notes which are an integral part of the financial statements.

Corbin Small-Cap Value Fund
Financial Highlights

                                                        Year                Year                 Year                Period
                                                       Ended               ended                ended                ended
                                                    October 31,         October 31,          October 31,          October 31,
                                                        2000                1999                 1998               1997 (a)
                                                  -----------------   -----------------    -----------------    -----------------
Selected Per Share Data
Net asset value, beginning of period                        $ 6.75              $ 6.62              $ 11.03              $ 10.00
                                                  -----------------   -----------------    -----------------    -----------------
   Income from investment operations:
   Net investment income (loss)                               0.02               (0.01)               (0.01)                0.00
   Net realized and unrealized gain (loss)                    0.34                0.14                (3.76)                1.03
                                                  -----------------   -----------------    -----------------    -----------------
Total from investment operations                              0.36                0.13                (3.77)                1.03
                                                  -----------------   -----------------    -----------------    -----------------
Less Distributions
  From net investment income                                  0.00                0.00                (0.01)                0.00
  From net realized gain                                      0.00                0.00                (0.63)                0.00
                                                  -----------------   -----------------     -----------------    -----------------
Total distributions                                           0.00                0.00                (0.64)                0.00
                                                  -----------------   -----------------    -----------------    -----------------
Net asset value, end of period                              $ 7.11              $ 6.75               $ 6.62              $ 11.03
                                                  =================   =================    =================    =================
Total Return                                                 5.33%               1.96%               (36.07)%             10.30% (b)

Ratios and Supplemental Data
Net assets, end of period (000)                            $ 2,888             $ 2,294              $ 2,289             $ 1,334
Ratio of expenses to average net assets                      1.25%                1.25%                1.25%               1.23% (c)
    before reimbursement                                     1.36%                1.31%                1.30%               1.23% (c)
Ratio of net investment income to
    average net assets                                       0.24%               (0.20)%              (0.15)%              0.00%
Ratio of net investment income to
    average net assets before reimbursement                  0.12%               (0.26)%              (0.20)%              0.00%
Portfolio turnover rate                                      94.69%              65.66%               86.42%              20.41% (c)

(a) June 30, 1997 (commencement of operations) to October 31, 1997
(b) For periods of less than a full year, total returns are not annualized.
(c) Annualized
See accompanying notes which are an integral part of the financial statements.

                           Corbin Small-Cap Value Fund
                          Notes to Financial Statements
                                October 31, 2000

NOTE 1. ORGANIZATION

The Corbin Small-Cap Value Fund (the "Fund") was organized as a series of the AmeriPrime Funds, an Ohio business trust (the "Trust") on June 10, 1997, and commenced operations on June 30, 1997. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The investment objective of the Fund is to provide long-term capital appreciation to its shareholders. The Declaration of Trust Agreement permits the Board of Trustees (the "Board") to issue an unlimited number of shares of beneficial interest of separate series without par value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation - Securities, which are traded on any exchange or on the NASDAQ over-the-counter market, are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Advisor (as such term is defined in note 3 of this document), the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board.

Fixed-income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market values of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Federal Income Taxes - The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. Loss carryforwards total $375,321 as of October 31, 2000: $300,255 expiring in 2007, and $75,066 expiring in 2006.

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.

Other - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.
                           Corbin Small-Cap Value Fund
                          Notes to Financial Statements
                          October 31, 2000 - continued

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund retains Corbin & Company (the "Advisor") to manage the Fund's investments. David A. Corbin, President of the Advisor, is primarily responsible for the day-to-day management of the Fund's portfolio.

Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage fees and commissions, taxes, interest and, fees and expenses of the non-interested person trustees, and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of the average daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Advisor. For the year ended October 31, 2000, the Advisor received a fee of $33,423 from the Fund. The Advisor has contractually agreed to reimburse other expenses to maintain total fund operating expenses at the rate of 1.25% of net assets through March 1, 2001. For the year ended October 31, 2000, the Advisor reimbursed expenses of $3,064. There is no assurance that such contractual agreement will continue in the future.

Effective October 12, 2000, AmeriPrime Financial Services, Inc. and Unified Fund Services, Inc. ("Unified"), both wholly owned subsidiaries of Unified Financial Services, Inc., merged with one another. Prior to the merger, Ameriprime Financial Services, Inc. served as Administrator to the Fund. The result of this merger is now Unified Fund Services, Inc., still a wholly owned subsidiary of Unified Financial Services, Inc.

The Fund retains Unified Fund Services, Inc., a wholly owned subsidiary of Unified Financial Services, Inc., to manage the Fund's business affairs and provide the Fund with administrative, transfer agency, and fund accounting services, including all regulatory reporting and necessary office equipment and personnel. The Advisor paid all administrative, transfer agency, and fund accounting fees on behalf of the Fund per the management agreement. The Fund retains AmeriPrime Financial Securities, Inc. ( the "Distributor"), a wholly owned subsidiary of Unified Financial Services, Inc., to act as the principal Distributor of the Fund's shares. There were no payments made to the Distributor for the year ended October 31, 2000. Certain members of management of Unified Fund Services, Inc. and the Distributor are also directors and/or officers of Trust.
                           Corbin Small-Cap Value Fund
                          Notes to Financial Statements
                          October 31, 2000 - continued

NOTE 4. SHARE TRANSACTIONS

As of October 31, 2000, there were an unlimited number of authorized shares for the Fund. Paid-in capital at October 31, 2000 was $3,880,260.

     Transactions in shares were as follows:

                               Year ended                         Year ended
                            October 31, 2000                   October 31, 1999

                             Shares           Dollars           Shares           Dollars

Shares sold                  151,045       $1,151,984           114,423         $747,375
Shares issued in
reinvestment of
dividends                          0                0                 0                0

Shares redeemed              (85,113)        (646,942)         (120,150)        (765,186)
                             --------        ---------         ---------        ---------
                              65,932        $ 505,042           (5,727)        $(17,811)
                              ======          =======           =======          =======

NOTE 5. INVESTMENTS

For the year ended October 31, 2000, purchases and sales of investment securities, other than short-term investments, aggregated $2,708,903 and $2,344,641, respectively. The gross unrealized appreciation for all securities totaled $138,984, and the gross unrealized depreciation for all securities totaled $761,233, for a net unrealized depreciation of $622,249. The aggregate cost of securities for federal income tax purposes at October 31, 2000 was $3,615,731.

NOTE 6. ESTIMATES

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 7. RELATED PARTY TRANSACTIONS

The Advisor is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Fund. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 2000, Charles Schwab & Co., for the benefit of its customers, beneficially owned over 41% of the Fund.

INDEPENDENT AUDITOR'S REPORT


To The Shareholders and Board of Trustees
Corbin Small-Cap Value Fund

We have audited the accompanying statement of assets and liabilities of the Corbin Small-Cap Value Fund, including the schedule of portfolio investments as of October 31, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period of June 30, 1997 (commencement of operation) through October 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Corbin Small-Cap Value Fund as of October 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and for the period of June 30, 1997 (commencement of operations) through October 31, 1997, in conformity with generally accepted accounting principles.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
November 19, 2000

Fountainhead Kaleidoscope Fund Annual Report

October 31, 2000 marked the end of Fountainhead Kaleidoscope's first fiscal year. We are proud to announce that it was a successful one as the Fund handily outperformed all of its comparable benchmarks. Kaleidoscope returned 44.9% for the one-year period ended 10/31/00, while the Russell 2000 Index returned 17.4% and the S&P 500 Index returned 6.1% over the same period.

Returns for the Year Ended October 31, 2000

---------------------------------------- ----------------------------------
Fund/Index                               Total Return
                                         Since Inception
                                         November 1, 1999
---------------------------------------- ----------------------------------
Fountainhead Kaleidoscope Fund           44.9%
---------------------------------------- ----------------------------------
S&P 500 Index                             6.1%
Russell 2000 Index                       17.4%
---------------------------------------- ----------------------------------

        Fountainhead Kaleidoscope      Russell 2000         S&P 500
            Fund - $14,490           Index - $11,742    Index - $10,608
              $10,000                     $10,000          $10,000
11/99         $12,600                     $10,598          $10,203
12/99         $13,800                     $11,798          $10,804
1/00          $12,820                     $11,609          $10,261
2/00          $12,860                     $13,525          $10,067
3/00          $13,600                     $12,634          $11,051
4/00          $13,470                     $11,873          $10,719
5/00          $13,280                     $11,181          $10,499
6/00          $14,570                     $12,156          $10,758
7/00          $14,280                     $11,765          $10,590
8/00          $14,970                     $12,663          $11,247
9/00          $14,470                     $12,291          $10,653
10/00         $14,490                     $11,742          $10,608

The Chart shows the value of a hypothetical initial investment of $10,000 in the Fund, the Russell 2000 Index, and the S&P 500 Index on November 1, 1999 (the inception of the Fund) and held through October 31, 2000. The Russell 2000 Index and S&P 500 Index are widely recognized, unmanaged indices of common stock prices. Performance figures include the change in value of the stocks in the indices and the reinvestment of dividends; they are not annualized. The index returns do not reflect expenses, which have been deducted from the Fund's return. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

During the Fund's first fiscal year, the market environment was very favorable from November 1999 through early spring 2000. In March 2000, the financial markets took a turn for the worse and have traded in a volatile and generally downward trend. Despite a less-than-favorable environment, we were able to successfully uncover some diamonds in the rough, whose values were eventually recognized by the market. ReliaStar Financial, VoiceStream Wireless and Dura Pharmaceuticals all entered into agreements to be acquired during the year, appreciating 99%, 6%, and 184%, respectively. In addition to these stocks, the Fund was helped by our healthcare holdings (AmeriSource Health +268% for the year end 10/31/00, St. Jude Medical +106%, Watson Pharmaceuticals +85%, Beckman Coulter +47%, and King Pharmaceuticals +40%), our financial issues (ACE Limited 133%, Countrywide Credit +52%, and LaBranche +31%), select media/broadcasting stocks (Gemstar International Group +74% and Meredith Corp. +40%), a couple of food/soft drink companies (Pepsi Bottling Group +55% and Wild Oats Markets +37%), and some special situations (Equifax +69%, Charter Communications +49%, and Broadwing +36%).

The Fund's results were hampered, on the other hand, by some of our telecommunications holdings (Viatel, Intermedia Communications, and Flag Telecom) and by several of our cable/media positions (PrimaCom AG, Granite Broadcasting, and Adelphia Communications).

Going forward, we believe that the macro environment may continue to be difficult over the intermediate-term, as the economy slows and the credit markets continue to be constrained. However, the longer-term picture appears to be an optimistic one. Although painful to many, the recent pullback in share prices has been positive for several reasons, but two in particular. First, much of the speculative froth has been flushed out of the stock market as Internet-related start-ups with no credible business plans have been decimated. In addition, many so-called "safe", quality high P/E growth stocks such as Nortel (-55% from its 52-week high), Home Depot (-44%), Circuit City (-80%), and Intel (-47%), Cisco (-36%), Oracle (-41%), Microsoft (-43%), Dell (-58%), and
Lucent (-70%), descended to earth as their valuation levels began to compress and as investors began reevaluating the multiples they wanted to pay for these former large-cap growth darlings.

The positive implication of these developments is that as capital does flow back into the equity markets, it should go to viable, "real" companies, which have valuations that are more realistic.
-------------------------
* Unlike a traditional value manager who buys solely low P/E, low price/book, low price/sales, or low price/cash flow stocks; the Fund may own some stocks which have traditionally been classified as growth stocks. The Advisor utilizes a broader definition of value, which includes purchasing stocks, which are trading at either a discount to their five-year projected growth rate, or at a discount to their private-market value. The fund's Advisor looks favorably at purchasing stocks of companies, which are growing their earnings, it is just sensitive to the price it will pay for that growth. In the Advisor's opinion, this approach allows for more flexibility and provides the opportunity for the Advisor to take advantage of more opportunities in the market.

This, in turn, should lead to a more rational and healthy market. In addition, this should have positive economic implications, as capital should be allocated to more productive and efficient areas of the economy, which have true viability, not those companies which receive major inflows of money only to cease to exist after 18 to 24 months.

Most investors have heard the phrase "reversion to the mean." This terminology, used constantly in recent years, contrasts the high double-digit returns that have been generated over the last few years as evidenced by the major cap-weighted equity indices, such as the S&P 500 or the Dow Jones Industrial Average, with historical norms. However, rather than being just a theoretical issue, it now appears likely that the major indices may be returning to their long-term average returns of 10% to 12%, and that the days of "easy money" may well be gone. With that said, the implications of this possibility are not all that negative, as the last several quarters bear striking similarities to the 1972 through 1974 period when the broader market declined substantially in 1972 and 1973, but the major indices did not reflect the anguish until 1973 and 1974, after the Nifty Fifty finally broke down. As was the case during that prior time period, the broader market in recent times started its decline in the spring of 1998 and continued through 1999; despite the pain felt by the majority of market participants, the S&P 500 and NASDAQ Composite all posted high double-digit returns during that time frame. Although higher returns were posted by the major averages, they were not reflective of a healthy market. If a handful of the largest tech stocks (which because of their large market caps, have returns which impact the indices by a larger degree than the smaller counterparts--often distorting returns), the indices would have been in a negative territory. This skewed result essentially masked the difficulties borne by approximately 80% to 90% of stock prices during 1998 and the first part of 1999. Just as in the 1973
- 1974 period, the major indices turned into negative territory this year, although many industry groups of the broader market (such as healthcare, financials, and energy) were generally rising. Although it is unlikely that the downturn will be as severe or as long lasting as the early `70s, the similarities of the timing are interesting. In addition, indeed, we may be closer to the proverbial light at the end of the tunnel.

Going forward, there are several reasons why the worst may actually be behind us and the equity markets should begin to stabilize and produce modest positive results over the next year or so. During the months of September and October, many mutual funds were heavy sellers as they took losses to offset capital gains realized earlier in the year. During this same period, and continuing into the end of the calendar year, there have been both heavy selling by individuals taking losses and involuntary investor selling in the form of margin calls. Historically when investors have been forced to sell their holdings regardless of the attractiveness of the stocks in their portfolio, it always seems to be the final impetus behind the formation of an important market bottom. In addition, while the economy is certainly slowing, per the Federal Reserve's desires and orchestration, it is worth noting that it is from a very fast pace. The potential still exists for the economy to continue to grow, but at a slower and much healthier pace. Projections for earnings growth for 2001 for the overall market vary widely. Many economists forecast earnings to grow in the 3.0% to 10.5% range, a much slower pace from 1999 and early 2000. As a comparison, earnings have grown at an average rate of 7.5% since World War II and at an average rate of 8.1% during the 1990s. Pardon the old adage, but it is important to realize that things are different today, in that the recent breakthroughs in technology have been revolutionary and have changed the way companies do business. Today we are significantly more efficient than we were even a decade ago. These breakthroughs should help keep inflation low and allow for the potential for a profitable landscape for those companies that take advantage of the opportunities provided. For those that resist change or are slow to adapt, they will fall to the wayside much quicker than they would have in past years. As with all periods of revolutionary change marked by substantial technological breakthroughs, a price is paid on the journey to better times, as with this excitement come pockets of "growing pains" where shakeouts occur in both the fixed-income and equity markets. It appears that we have been in one of those periods since March 2000.

A perfect illustration of this point has been the developments, concerns, and negative equity returns generated by the telecommunications industry during 2000, an industry in which the Fund does have exposure. Telecommunications has been an exciting area over the last few years. It has been one marked by consolidation, explosion in growth, and very favorable equity returns through the better part of the first quarter of 2000. Similar to many areas in which Wall Street is involved, the excitement for the industry turned euphoric and many companies with less-than-stellar track records and flawed business plans (such as ICG Telecommunications, RSL Communications, and GST Telecommunications, all now bankrupt or on the verge of bankruptcy) received funding from the capital markets; a huge quantity of secondary offerings took place, further pulling money into the group; IPOs for third-, fourth-, and fifth-tier players occurred; and many telecommunications sector funds were spawned. The downside? These events marked the end of the extreme optimism for the group and turned telecom stocks into a tailspin as market participants watched as their share prices fell precipitously. The majority of the huge amounts of money plowed into the industry by fund/portfolio managers, investors, and shareholders sits at a loss. As a result, tax loss selling was heavy in September and October and will probably remain that way through the end of the year, further pressuring share prices.

Although concerns have been raised about some fundamental issues such as too much capacity being laid in the ground in fiber optics, a lack of spectrum in the wireless industry, and a lack of funding, the basic arguments for huge growth and much potential still exists for those telecom players that are well-positioned, prepared, and are adequately funded. Several unique niche companies such as Western Wireless, Broadwing, Telephone & Data Systems, Dobson Communications, and Nextel Partners, should emerge as much stronger entities after this painful period plays out, as many are able to pick off weaker operators with strong or complementary assets at very favorable and sometimes even cheap prices. Despite the downturn in share prices for many of our telecom holdings, in some cases their fundamentals have actually improved since the start of the year and their intrinsic value has risen. For example, Nextel Partners, Dobson Communications, and Western Wireless all possess assets which are scarce and becoming increasingly valuable. That asset is spectrum and it is an asset that most of the larger wireless communications companies must acquire in order to compete and to survive. Society's needs for telecommunication services has not diminished or declined. Personal cellular use is on the rise. Devices such as Palm Pilots, wireless handsets, and other personal communication devices have quickly moved from voice to data transmission. In addition, demand for DSLs and Internet access is still high. The long-term outlook is very bright as these tools become part of the mainstream of our society and other technological aids become embraced. While we are certainly going through a painful, but unfortunately necessary weeding out period, we believe we are nearer to a positive resolution and that the inherent value in our holdings will eventually be unlocked and realized by the market.

Finally, another reason for optimism over the intermediate-term lies in our outlook for monetary policy. Although the labor market remains tight, most inflationary measures remain well behaved. In addition, developments around the world could hold promise on the inflationary front for the United States. Competition from Europe, which is hungry to grow but facing slow growth at home, may become more intense in many areas. Even where the U.S. may have a quality advantage, lower prices for similar quality goods may put downward pressure on prices. Moreover, for U.S. inflation, this is good news. If these trends were to continue, the Fed should have room to lower rates in early- to mid-2001, an event which would be well-received by both the equity and fixed-income markets.

With this said, there are some dark clouds on the horizon in the form of a negatively charged U.S. political environment, high oil and gas prices, continued violence and an unclear future in the Middle East, tight labor markets, and the risk of the U.S. economy slowing too quickly and by too much. We believe that in this type of environment, individual stock selection will continue to be extremely important. Returns will probably be more difficult to generate as has been the case in many past years, but we do see many attractive individual opportunities out there and will continue to try and exploit them for the benefit of our shareholders.

In addition, we are pleased to report a significant milestone has been achieved for the Fund. Shortly, Fountainhead Kaleidoscope Fund will be assigned a ticker symbol. The new ticker symbol will be KALEX. This milestone is significant for our shareholders, as it will become easier to get information on the Fund. As always, information is available on our website at www.kingadvisors.com. The Fund's NAV is updated and posted daily. In addition, the Fund's top 5 holdings, top 5 industry weightings, asset level, and total returns are updated on a quarterly basis. The prospectus and shareholder reports are also available for viewing.

Thank you for your support of Fountainhead Kaleidoscope Fund during our first fiscal year.

Sincerely,


Roger E. King
Chairman and President

Fountainhead Kaleidoscope Fund
Schedule of Investments - October 31, 2000


Common Stocks - 98.4%                                  Shares                       Value

Biological Products (No Diagnostic Substances) - 3.2%
BioChem Pharma, Inc. (a)                                  3,500                        $ 86,625
                                                                                ----------------
Bottled & Canned Soft Drinks & Carbonated Waters - 2.9%
Whitman Corp.                                             6,000                          78,000
                                                                                -----------------
Cable & Other Pay Television Services - 14.7%
Adelphia Communications Corp. - Class A (a)               2,450                          81,309
Charter Communications, Inc. (a)                          6,000                         117,000
PrimaCom AG  (a) (c)                                     12,900                         122,550
UnitedGlobalCom, Inc. (a)                                 2,500                          79,531
                                                                                -----------------
                                                                                        400,390
                                                                                -----------------
Calculating & Accounting Machines (No Electronic Computers) - 2.9%
Diebold, Inc.                                             3,000                          78,000
                                                                                -----------------
Commercial Banks & Trusts - 3.8%
Golden State Bancorp, Inc.                                4,000                         104,500
                                                                                -----------------
Electromedical & Electrotherapeutic Apparatus - 4.6%
St. Jude Medical, Inc. (a)                                2,300                         126,500
                                                                                -----------------
Miscellaneous Chemical Products - 3.1%
Great Lakes Chemical Corp.                                2,500                          83,438
                                                                                -----------------
Mortgage Bankers & Loan Correspondents - 1.5%
Countrywide Credit Industries, Inc.                       1,100                          41,181
                                                                                -----------------
Natural Gas Transmission & Distribution - 2.5%
Southwest Gas Corp.                                       3,300                          68,887
                                                                                -----------------
Office Machines - 2.6%
Bell & Howell Co. (a)                                     3,800                          72,200
                                                                                -----------------
Periodicals: Publishing, or Publishing & Printing - 3.1%
Meredith Corp.                                            2,700                          85,725
                                                                                -----------------
Fountainhead Kaleidoscope Fund
Schedule of Investments - October 31, 2000  - continued


Common Stocks - continued                              Shares                       Value

Pharmaceutical Preparations - 12.2%
Dura Pharmaceuticals, Inc. (a)                            4,500                       $ 154,969
King Pharmaceuticals, Inc. (a)                            3,000                         134,438
Watson Pharmaceuticals, Inc. (a)                            700                          43,794
                                                                                -----------------
                                                                                        333,201
                                                                                -----------------
Radio Broadcasting Stations - 2.8%
Paxson Communications Corp. - Class A (a)                 6,600                          75,075
                                                                                -----------------
Radio Telephone Communications - 11.9%
Dobson Communications Corp. (a)                          12,000                         156,000
Nextel Partners, Inc. (a)                                 3,800                          93,100
Western Wireless Corp. - Class A (a)                      1,600                          76,000
                                                                                -----------------
                                                                                        325,100
                                                                                -----------------
Security Brokers, Dealers & Flotation Companies - 6.7%
LaBranche & Co, Inc. (a)                                  4,600                         182,275
                                                                                -----------------
Services - Advertising - 3.2%
Ackerley Group, Inc.                                      8,400                          87,150
                                                                                -----------------
Services - Auto Rental & Leasing (No Drivers) - 2.7%
Dollar Thrifty Automotive Group, Inc. (a)                 4,800                          73,800
                                                                                -----------------
Services - Consumer Credit Reporting, Collection Agencies - 1.6%
Equifax, Inc.                                             1,300                          44,850
                                                                                -----------------
Surgical & Medical Instruments & Apparatus - 2.6%
Boston Scientific Corp. (a)                               4,500                          71,719
                                                                                -----------------
Telephone Communications (No Radio Telephone) - 8.5%
Broadwing, Inc. (a)                                         943                          26,640
Telephone & Data Systems, Inc.                              800                          84,400
Viatel, Inc. (a)                                         12,500                         120,312
                                                                                -----------------
                                                                                        231,352
                                                                                -----------------
Television Broadcasting Stations - 1.3%
Granite Broadcasting Corp. (a)                           11,000                          34,375
                                                                                -----------------
TOTAL COMMON STOCKS (Cost $2,429,816)                                               $ 2,684,343
                                                                                -----------------

Fountainhead Kaleidoscope Fund
Schedule of Investments - October 31, 2000  - continued


                                                     Principal
                                                       Amount                       Value

Money Market Securities - 0.6%
Firstar Treasury Fund, 5.54% (b) (Cost $15,774)          15,774                        $ 15,774
                                                                                -----------------
TOTAL INVESTMENTS - 99.0% (Cost $2,445,590)                                           2,700,117
                                                                                -----------------
Other Assets less Liabilities - 1.0%                                                     27,509
                                                                                -----------------
Total Net Assets - 100.0%                                                           $ 2,727,626
                                                                                =================

(a) Non-income producing
(b) Variable rate security; the coupon rate shown represents the rate at October 31, 2000.
(c) American Depository Receipt


Fountainhead Kaleidoscope Fund                                  October 31, 2000
Statement of Assets & Liabilities

Assets
Investment in securities, at value (Cost $2,445,590)                              $ 2,700,117
Cash                                                                                      610
Receivable for investment sold                                                        248,698
Interest receivable                                                                        68
                                                                             -----------------
     Total assets                                                                   2,949,493

Liabilities
Accrued investment advisory fee payable                            $ 2,677
Payable for securities purchased                                   219,190
                                                          -----------------
     Total liabilities                                                                221,867
                                                                             -----------------
Net Assets                                                                        $ 2,727,626
                                                                             =================
Net Assets consist of:
Paid in capital                                                                   $ 2,474,114
Accumulated net realized loss on investments                                           (1,015)
Net unrealized appreciation on investments                                            254,527
                                                                             -----------------
Net Assets, for 188,306 shares                                                    $ 2,727,626
                                                                             =================
Net Asset Value
Net Assets
Offering price and redemption price per share  ($2,727,626 / 188,306)                $ 14.49
                                                                             =================


See accompanying notes which are an integral part of the financial statements.

Fountainhead Kaleidoscope Fund
Statement of Operations for the year ended October 31, 2000

Investment Income
Dividend income                                                                          $ 6,653
Interest income                                                                            6,368
                                                                                 ----------------
Total Income                                                                              13,021


Expenses
Investment advisory fee                                               $ 30,115
Trustees' fees                                                           1,843
                                                                ---------------
Total expenses before waivers and reimbursements                        31,958
Waived fees and reimbursed expenses                                    (10,447)
                                                                ---------------
Total operating expenses                                                                  21,511
                                                                                 ----------------
Net Investment Loss                                                                       (8,490)
                                                                                 ----------------
Realized & Unrealized Gain (Loss)
Net realized loss on investment securities                              (1,015)
Change in net unrealized appreciation (depreciation)
  on investment securities                                             254,527
                                                                ---------------
Net gain on investment securities                                                        253,512
                                                                                 ----------------
Net increase in net assets resulting from operations                                   $ 245,022
                                                                                 ================

See accompanying notes which are an integral part of the financial statements.

Fountainhead Kaleidoscope Fund
Statement of Changes in Net Assets

                                                                  Year ended
                                                               October 31, 2000
                                                            --------------------
Increase/(Decrease) in Net Assets
Operations
  Net investment loss                                                  $ (8,490)
  Net realized loss on investment securities                             (1,015)
  Change in net unrealized
         appreciation (depreciation)                                    254,527
                                                            --------------------
  Net increase in net assets
         resulting from operations                                      245,022
                                                            --------------------
Distributions to shareholders
  From net investment income                                                  0
  From net realized gain                                                      0
                                                            --------------------
  Total distributions                                                         0
                                                            --------------------
Share Transactions
  Net proceeds from sale of shares                                    2,508,109
  Shares issued in reinvestment
    of distributions                                                          0
  Shares redeemed                                                       (25,505)
                                                            --------------------
Net increase in net assets resulting
  from share transactions                                             2,482,604
                                                            --------------------

  Total increase in net assets                                        2,727,626

Net Assets
  Beginning of period                                                         0
                                                           --------------------
  End of period [including accumulated
     undistributed net investment income of $0]                     $ 2,727,626
                                                           ====================


See accompaning notes which are an integral part of the financial statements.

Fountainhead Kaleidoscope Fund
Financial Highlights for the year ended October 31, 2000

Selected Per Share Data
Net asset value, beginning of period                                  $ 10.00
                                                            ------------------
Income from investment operations
  Net investment loss                                                   (0.07)
  Net realized and unrealized gain (loss)                                4.56
                                                            ------------------
Total from investment operations                                         4.49
                                                            ------------------
Less Distributions
  From net investment income                                             0.00
  From net realized gain                                                 0.00
                                                            ------------------
Total distributions                                                      0.00
                                                            ------------------

Net asset value, end of period                                        $ 14.49
                                                            ==================

Total Return                                                           44.90%

Ratios and Supplemental Data
Net assets, end of period (000)                                        $2,728
Ratio of expenses to average net assets                                 1.25%
Ratio of expenses to average net assets
   before fee waivers and reimbursement                                 1.86%
Ratio of net investment loss to average
  net assets                                                            (0.49)%
Ratio of net investment loss to average
  net assets before fee waivers and
  reimbursement                                                         (1.10)%
Portfolio turnover rate                                                 195.96%


See accompanying notes which are an integral part of the financial statements.

                         Fountainhead Kaleidoscope Fund
                          Notes To Financial Statements
                                October 31, 2000

NOTE 1. ORGANIZATION

     The Fountainhead Kaleidoscope Fund (the "Fund") was organized as a series of the AmeriPrime Funds, an Ohio business trust (the "Trust"), on September 29, 1999 and commenced operations on November 1, 1999. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to provide long-term capital growth. The Declaration of Trust Agreement for the Fund permits the Board of Trustees (the "Board") to issue an unlimited number of shares of beneficial interest of separate series without par value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     Securities Valuation - Securities, which are traded on any exchange or on the NASDAQ over-the-counter market, are valued at the last-quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Advisor (as such term is defined in note 3 of this document), the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board.

     Fixed-income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market values of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review by the Board. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized-cost method of valuation, which the Board has determined will represent fair value.

     Federal Income Taxes - The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all its net investment income and any realized capital gains.

     Dividends and Distributions - The Fund intends to comply with federal tax rules regarding distribution of substantially all its net investment income and capital gains. These rules may cause multiple distributions during the course of the year.

     Redemption Fees - The Fund charges a redemption fee of 1% of the current net asset value of shares redeemed if the shares are owned less than 180 days. The fee is charged for the benefit of remaining

                         Fountainhead Kaleidoscope Fund
                          Notes To Financial Statements
                          October 31, 2000 - continued

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

shareholders to defray Fund portfolio transaction expenses and facilitate portfolio management. This fee applies to shares being redeemed in the order in which they are purchased. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.

     Other- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Generally accepted accounting principals require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid-in capital.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains King Investment Advisors, Inc., 1980 Post Oak Boulevard, Suite 2400, Houston, Texas 77056-3898 (the "Advisor") to manage the Fund's investments. Roger E. King, President of the Advisor, is primarily responsible for the day-to-day management of the Fund's portfolio.

     Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of non-interested person trustees, and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.75% of the average daily net assets of the Fund. For the year ended October 31, 2000, the Advisor earned a fee of $30,115 from the Fund. The Advisor contractually agreed to waive fees by 0.50% of the average daily net assets of the Fund through February 28, 2001. For the year ended October 31, 2000, the Advisor waived fees of $8,604. In addition, the Advisor has agreed to reimburse expenses for the Fund to the extent necessary to maintain total operating expenses at the rate of 1.25%. For the year ended October 31, 2000, the Advisor reimbursed expenses of $1,843. There is no assurance that such an arrangement will continue in the future.

     Effective October 12, 2000, AmeriPrime Financial Services, Inc. and Unified Fund Services, Inc., both wholly owned subsidiaries of Unified Financial Services, Inc., merged with one another. Prior to the merger, Ameriprime Financial Services, Inc. served as the administrator for the Fund. Prior to the merger, AmeriPrime Financial Services, Inc. served as Administrator to the Fund. The result of this merger is now Unified Fund Services, Inc., still a wholly owned subsidiary of Unified Financial Services, Inc.

     The Fund retains Unified Fund Services, Inc., a wholly owned subsidiary of Unified Financial Services, Inc., to manage the Fund's business affairs and provide the Fund with administrative, transfer agency, and fund accounting services, including all regulatory reporting and necessary office equipment and personnel. The Advisor paid all administrative, transfer agency, and fund accounting fees on behalf of the Fund per the management agreement. The Fund retains AmeriPrime Financial Securities, Inc. (the "Distributor"), a wholly owned subsidiary of Unified Financial Services, Inc., to act as the principal Distributor of the Fund's shares. There were no payments made to the Distributor for the year ended October 31, 2000. Certain members of management of Unified Fund Services, Inc. and the Distributor are also directors and/or officers of the Trust.

                         Fountainhead Kaleidoscope Fund
                          Notes To Financial Statements
                          October 31, 2000 - continued

NOTE 4. SHARE TRANSACTIONS

     As of October 31, 2000, the Fund had an unlimited number of authorized shares. Paid-in capital at October 31, 2000 was $2,474,114.

     Transactions in shares were as follows:


                                      Year ended
                                October 31, 2000

                              Shares         Dollars

  Shares sold                 190,041      $2,508,109
  Shares issued in
   reinvestment of
    distributions                   0               0
  Shares redeemed              (1,735)        (25,505)
                              --------     ------------
                              188,306      $2,482,604
                              ========     ============

NOTE 5. INVESTMENTS

     For the year ended October 31, 2000, purchases and sales of investment securities, other than short-term investments, totaled $5,536,737 and $3,105,906, respectively. The gross unrealized appreciation for all securities totaled $464,296 and the gross unrealized depreciation for all securities totaled $209,769 for a net unrealized appreciation of $254,527. The total cost of securities for federal income tax purposes at October 31, 2000 was $2,445,590.

NOTE 6. ESTIMATES

     Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 7. RELATED PARTY TRANSACTIONS

     The Advisor is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Fund. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control of the Fund, under
Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 2000, Roger E. King owned of record, in aggregate, 26% of the Fund.

                    INDEPENDENT AUDITOR'S REPORT


To The Shareholders and
Board of Trustees
Fountainhead Kaleidoscope Fund

We have audited the accompanying statement of assets and liabilities of the Fountainhead Kaleidoscope Fund, including the schedule of portfolio investments as of October 31, 2000, and the related statement of operations, the statement of changes in net assets, and financial highlights for the period from November 1, 1999 (commencement of operations) to October 31, 2000 in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of October 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fountainhead Kaleidoscope Fund as of October 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the period from November 1, 1999 (commencement of operations) to October 31, 2000 in the period then ended, in conformity with generally accepted accounting principles.


McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
November 19, 2000

Fountainhead Special Value Fund Annual Report

October 31, 2000 marked the end of Fountainhead Special Value Fund's (KINGX) fourth fiscal year. After an outstanding 1999, the year of 2000 has proven to be a difficult one. Thanks to a strong start during our most recent year, the Fund was able to outperform its comparable benchmarks, returning 23.4% for the one-year period ended 10/31/00, while the Russell Midcap Index returned 23.7%, the Russell 2000 returned 17.4%, and the S&P 500 Index returned 6.8% over the same time period. Since inception, the Fund continued to handily outperform its benchmarks, turning in a compound annual return of 31.4% versus 17.5% for the Russell Midcap, 10.0% for the Russell 2000, and 19.7% for the S&P 500.

Returns for the Year Ended October 31, 2000

------------------------------- ----------- ------------------------------------
          Fund/Index              1 Year              Average Annual Return
                                                         Since Inception
                                                        December 31, 1996
------------------------------- ----------- ------------------------------------
Fountainhead Special Value        23.4%                       31.4%
Fund
------------------------------- ----------- ------------------------------------
S&P 500 Index                      6.8%                       19.7%
-------------------------------
Russell 2000 Index                17.4%                       10.0%
-------------------------------
Russell Midcap Index              23.7%                       17.5%
------------------------------- ----------- ------------------------------------
              Fountainhead Special         Russell 2000        Russell Midcap
              Value Fund - $28,462       Index - $14,400      Index - $18,563
     12/96        $10,000                     $10,000            $10,000
      1/97         10,420                      10,200             10,374
      4/97          9,860                       9,509             10,165
      7/97         11,990                      11,533             12,203
     10/97         13,370                      12,105             12,263
      1/98         13,433                      12,043             12,659
      4/98         16,476                      13,540             14,332
      7/98         15,424                      11,798             13,409
     10/98         12,481                      10,669             12,810
      1/99         13,967                      12,088             14,181
      4/99         16,534                      12,296             15,182
      7/99         19,008                      12,683             15,242
     10/99         23,100                      12,266             15,003
      1/00         29,384                      14,237             16,237
      4/00         27,511                      14,561             17,611
      7/00         26,026                      14,428             17,454
     10/00         28,462                      14,400             18,563



The chart shows the value of a hypothetical initial investment of $10,000 in the Fund, the Russell MidCap Index, and the Russell 2000 Index on December 31, 1996 and held through October 31, 2000. The Russell MidCap Index and the Russell 2000 Index are widely recognized, unmanaged indices of common stock prices. Performance figures include the change in value of the stocks in the indices and the reinvestment of dividends; they are not annualized. The index returns do not reflect expenses, which have been deducted from the Fund's return. The Fund's return represents past performance and is not predictive of future results.

During the Fund's most recent fiscal year, the market environment was very favorable from November 1999 through early spring 2000. The financial markets took a turn for the worse in March 2000, and since then they have traded in a volatile and generally downward trend. Despite a less-than-favorable environment, we were able to successfully uncover some diamonds in the rough, whose values were eventually recognized by the market. VoiceStream Wireless and Dura Pharmaceuticals entered into agreements to be acquired during the year, appreciating 60% and 184%, respectively. In addition to these stocks, the Fund was helped by our healthcare holdings (St. Jude Medical +97% for the one-year ended 10/31/00, Watson Pharmaceuticals +85%, Beckman Coulter +47%, Elan Corp +66%, and King Pharmaceuticals +40%), our financial issues (Countrywide Credit Industries +52%, LaBranche +32%, and Golden State Bancorp +25%), a few media/broadcasting stocks (Gemstar International Group +70%), select local exchange telecom carriers (CenturyTel +47% and Broadwing +36%), and some special situations (Equifax +36% and Charter Communications +41%).

The Fund's results were hampered by some of our telecommunications holdings (Viatel, Global Crossing, Intermedia Communications, WinStar Communications, Net2Phone, and Flag Telecom) and by certain of our cable and technology positions (PrimaCom AG, UnitedGlobalCom, EarthLink, ACTV, Granite Broadcasting, Adelphia Communications, and Siliconix). Some of these positions have been eliminated where the fundamentals appear less promising. Those that have been retained offer, in our opinion, good potential for recovery.

Going forward, we believe that the macro environment may continue to be difficult over the intermediate-term, as the economy slows and the credit markets continue to be constrained. However, the longer-term picture appears to be an optimistic one. Although painful to many, the recent pullback in share prices has been positive for several reasons, but two in particular. First, much of the speculative froth has been flushed out of the stock market as Internet-related start-ups with no credible business plans have been decimated. In addition, many so-called "safe", quality high P/E growth stocks such as Nortel (-55% from its 52-week high), Home Depot (-44%), Circuit City (-80%), Intel (-47%), Cisco (-36%), Oracle (-41%), Microsoft (-43%), Dell (-58%), and
Lucent (-70%), descended to earth as their valuation levels began to compress and as investors began reevaluating the multiples they wanted to pay for these former large-cap growth darlings.

The positive implication of these developments is that as capital does flow back into the equity markets, it should go to viable, "real" companies which have more realistic valuations. This, in turn, should lead to a more rational and healthy market. In addition, this should have positive economic implications as capital should be allocated to more productive and efficient areas of the economy which have true viability, not those companies which receive major inflows of money only to cease to exist after 18 to 24 months.

Most investors have heard the phrase "return to the mean." This terminology, used constantly in recent years, contrasts the high double-digits returns that have been generated over the last few years as evidenced by the major cap-weighted equity indices, such as the S&P 500 or the Dow Jones Industrial Average, with historical norms. However, rather than being just a theoretical issue, it now appears likely that the major indices may be returning to their long-term average returns of 10% to 12%, and that the days of "easy money" may well be gone. With that said, the implications of this possibility are not all that negative, as the last several quarters bear striking similarities to the 1972 through 1974 period when the broader market declined substantially in 1972 and 1973, but the major indices did not reflect the anguish until 1973 and 1974, after the Nifty Fifty finally broke down. As was the case during that prior time period, the broader market in recent times started its decline in the spring of 1998 and continued through 1999; despite the pain felt by the majority of market participants, the S&P 500 and NASDAQ Composite all posted high double-digit returns during that time frame. Although higher returns were posted by the major averages, they were not reflective of a healthy market. After removing a handful of the largest tech stocks (which because of their large market caps, have returns which impact the indices by a larger degree than the smaller counterparts--often distorting returns), the indices moved into negative territory. This skewed result essentially masked the difficulties borne by approximately 80% to 90% of stock prices during 1998 and the first part of 1999. Just as in the 1973 - 1974 period, the major indices turned into negative territory this year, although many industry groups of the broader market (such as healthcare, financials, and energy) were generally rising. Although it is unlikely that the downturn will be as severe or as long-lasting as the early `70s, the similarities of the timing are interesting. And indeed, we may be closer to the proverbial light at the end of the tunnel.

Going forward, there are several reasons why the worst may actually be behind us and the equity markets should begin to stabilize and produce modest positive results over the next year or so. During the months of September and October, many mutual funds were heavy sellers as they took losses to offset capital gains realized earlier in the year. During this same time period, and continuing on into the end of the calendar year, there have been both heavy selling by individuals taking losses and involuntary investor selling in the form of margin calls. Historically, when investors have been forced to sell their holdings regardless of the attractiveness of the stocks in their portfolio, it always seems to be the final impetus behind the formation of an important market bottom. In addition, while the economy is certainly slowing, per the Federal Reserve's desires and orchestration, it is worth noting that it is from a very fast pace. The potential still exists for the economy to continue to grow, but at a slower and much healthier pace. Projections for earnings growth for 2001 for the overall market vary widely. Most economists forecast earnings to grow in the 9.0% to 13.5% range, a slower pace from 1999 and early 2000, but a far cry from one that is anemic or recessionary. As a comparison, earnings have grown at an average rate of 7.5% since World War II and at an average rate of 8.1% during the 1990s. Pardon the old adage, but it is important to realize that things are different today, in that the recent breakthroughs in technology have been revolutionary and have changed the way companies do business. Today we are significantly more efficient than we were even a decade ago. These breakthroughs should help keep inflation low and allow for the potential for a profitable landscape for those companies that take advantage of the opportunities provided. For those which resist change or are slow to adapt, they will fall to the wayside much quicker than they would have in past years. As with all periods of revolutionary change marked by substantial technological breakthroughs, a price is paid on the journey to better times, as with this excitement come pockets of "growing pains" where shakeouts occur in both the fixed-income and equity markets. It appears that we have been in one of those periods since March 2000.

A perfect illustration of this point has been the developments, concerns, and negative equity returns generated by the telecommunications industry during 2000, an industry in which the Fund does have exposure. Telecommunications has been an exciting area over the last few years. It has been one marked by consolidation, explosion in growth, and very favorable equity returns through the better part of the first quarter of 2000. Similar to many areas in which Wall Street is involved, the excitement for the industry turned euphoric and many companies with less-than-stellar track records and flawed business plans (such as ICG Telecommunications, RSL Communications, and GST Telecommunications, all now bankrupt or on the verge of bankruptcy) received funding from the capital markets; a huge quantity of secondary offerings took place, further pulling money into the group; IPOs for third-, fourth-, and fifth-tier players occurred; and many telecommunications sector funds were spawned. The downside? These events marked the end of the extreme optimism for the group and turned telecom stocks into a tailspin as market participants watched as their share prices fell precipitously. The majority of the huge amounts of money plowed into the industry by fund/portfolio managers, investors, and shareholders all sits at a loss. As a result, tax loss selling was heavy in September and October and will probably remain that way through the end of the year, further pressuring share prices.

Although concerns have been raised about some fundamental issues such as too much capacity being laid in the ground in fiber optics, a lack of spectrum in the wireless industry, and a lack of funding, the basic arguments for huge growth and much potential still exists for those telecom players that are well-positioned, prepared, and are adequately funded. Several unique niche companies such as Global Crossing, WinStar, Western Wireless, Rural Cellular, and Nextel Communications, should emerge as much stronger entities after this painful period plays out, as many are able to pick off weaker operators with strong or complementary assets at very favorable and sometimes even cheap prices. Despite the downturn in share prices for many of our telecom holdings, in some cases their fundamentals have actually improved since the start of the year and their intrinsic value has risen. Global Crossing, for example, recently raised expectations for the year, as the company expects cash flow and EBITDA growth to be above analysts' expectations. In addition, the Company is fully funded until it projects to turn cash flow positive, sometime in 2002. WinStar Communications, a unique competitive local exchange carrier (CLEC), also recently reported better-than-expected results. It too announced its funding status was in excellent shape as a consortium led by Microsoft, Compaq Computer, Nortel and others injected $200 million into the company. Management believes that this is more than enough to carry the company through until it turns profitable (on a cash flow basis). Finally, Rural Cellular, Nextel Communication, and Western Wireless all possess assets which are scarce and becoming increasingly valuable. That asset is spectrum and it is an asset that most of the larger wireless communications companies must acquire in order to compete and to survive. Society's needs for telecommunication services has not diminished or declined. Personal cellular use is on the rise. Devices such as Palm Pilots, wireless handsets, and other personal communication devices have quickly moved from voice to data transmission. In addition, demand for DSLs and Internet access is still high. The long-term outlook is very bright as these tools become part of the mainstream of our society and other technological aids become embraced. While we are certainly going through a painful, but unfortunately necessary weeding out period, we believe we are nearer to a positive resolution and that the inherent value in our holdings will eventually be unlocked and realized by the market.

Finally, another reason for optimism over the intermediate-term lies in our outlook for monetary policy. Although the labor market remains tight, most inflationary measures remain well-behaved. In addition, developments around the world could hold promise on the inflationary front for the United States. Competition from Europe, which is hungry to grow but facing slow growth at home, may become more intense in many areas. Even where the U.S. may have a quality advantage, lower prices for similar quality goods may put downward pressure on prices. And for U.S. inflation, this is good news. If these trends were to continue, the Fed should have room to lower rates in early- to mid-2001, an event which would be well-received by both the equity and fixed-income markets.

With this said, there are some dark clouds on the horizon in the form of a negatively charged U.S. political environment, high oil and gas prices, continued violence and an unclear future in the Middle East, tight labor markets, and the risk of the U.S. economy slowing too quickly and by too much. We believe that in this type of environment, individual stock selection will continue to be extremely important. Returns will probably be more difficult to generate as has been the case in many past years, but we do see many attractive individual opportunities out there and will continue to try and exploit them for the benefit of our shareholders.

In addition, we are pleased to report a significant milestone has been achieved for the Fund. The Fund's NAV will now be listed in many newspapers. The listing will appear under the abbreviation "FountnhdSpV". As always, information on the Fund is also available on our website at www.kingadvisors.com. The Fund's NAV is updated and posted daily. In addition, the Fund's top 5 holdings, top 5 industry weightings, asset level, and total returns are updated on a quarterly basis. The prospectus and shareholder reports are also available for viewing.

Thank you for your continued support of the Fountainhead Special Value Fund.

Sincerely,


Roger E. King
Chairman and President

Fountainhead Special Value Fund
Schedule of Investments - October 31, 2000

Common Stocks - 100.1%                                     Shares                      Value

Cable and Other Pay Television Services - 17.1%
Adelphia Communication Corp. - Class A (a)                    41,228                  $ 1,368,254
Cablevision Systems Corp. - Class A (a)                       15,000                    1,117,500
Charter Communications, Inc. - Class A (a)                    51,000                      994,500
PrimaCom AG (a) (c)                                            4,500                       42,750
UnitedGlobalCom, Inc. (a)                                     23,000                      731,687
                                                                                    ---------------
                                                                                        4,254,691
                                                                                   ---------------
Laboratory Analytical Instruments - 0.7%
Beckman Coulter, Inc.                                          2,400                      168,150
                                                                                   ---------------
Miscellaneous Chemical Products - 3.1%
Great Lakes Chemical Corp.                                    23,000                      767,625
                                                                                   ---------------
Pharmaceuticals - 15.9%
Biochem Pharma, Inc. (a)                                      31,000                      767,250
Dura Pharmaceuticals, Inc. (a)                                51,000                    1,756,313
King Pharmaceuticals, Inc. (a)                                20,000                      896,250
Watson Pharmaceuticals, Inc. (a)                               8,900                      556,806
                                                                                   ---------------
                                                                                        3,976,619
                                                                                   ---------------
Radio and TV Broadcasting & Communications Equipment - 1.4%
ACTV, Inc. (a)                                                36,100                      355,361
                                                                                   ---------------
Savings and Loans - 3.0%
Golden State Bancorp, Inc.                                    28,800                      752,400
                                                                                   ---------------

Security Brokers, Dealers - 4.1%
LaBranche & Co., Inc. (a)                                     25,600                    1,014,400
                                                                                   ---------------
Services - advertising - 2.6%
Ackerley Group, Inc.                                          62,000                      643,250
                                                                                   ---------------

Services - Consumer Credit Reporting Collection Agencies - 1.7%
Equifax, Inc.                                                 12,000                      414,000
                                                                                   ---------------
Surgical/Medical Instruments - 4.5%
Boston Scientific Corp. (a)                                   43,000                      685,312
St. Jude Medical, Inc.                                         8,200                      451,000
                                                                                   ---------------
                                                                                        1,136,312
                                                                                   ---------------
Technology - Electronic Components - 1.4%
Diebold, Inc.                                                 13,700                      356,200
                                                                                   ---------------
Fountainhead Special Value Fund
Schedule of Investments - October 31, 2000 - continued
Common Stocks - continued                                  Shares                      Value

Telephone Communications (No Radiotelephone) - 22.9%
Broadwing, Inc. (a)                                           36,300                  $ 1,025,475
CenturyTel, Inc.                                              23,000                      885,500
Global Crossing Ltd. (a)                                      27,290                      644,726
Telephone & Data Systems, Inc.                                 8,300                      875,650
Viatel Inc. (a)                                              177,600                    1,709,400
WinStar Communications, Inc. (a)                              29,500                      575,250
                                                                                   ---------------
                                                                                        5,716,001
                                                                                   ---------------
Television Broadcasting Stations - 0.1%
Granite Broadcasting Group, Inc. (a)                           6,000                       18,750
                                                                                   ---------------
Wireless Communications - 21.6%
Dobson Communications Corp. (a)                              100,000                    1,300,000
NEXTEL Communications, Inc.  - Class A (a)                    12,200                      468,938
NEXTEL Partners, Inc. - Class A (a)                           31,200                      764,400
Voicestream Wireless Corp. (a)                                12,775                    1,679,913
Western Wireless Corp. - Class A (a)                          24,600                    1,168,500
                                                                                   ---------------
                                                                                        5,381,751
                                                                                   ---------------
   TOTAL COMMON STOCKS                                                                 24,955,510
                                                                                   ---------------

TOTAL INVESTMENTS - 100.1% (Cost $19,289,217)                                          24,955,510
                                                                                   ---------------
Other assets less liabilities - (0.1)%                                                    (34,786)
                                                                                   ---------------
Total Net Assets - 100.0%                                                            $ 24,920,724
                                                                                   ===============

(a) Non-income producing.
(b) Variable rate security; the coupon rate shown represents the rate at October 31, 2000.
(c) American Depository Receipt.

See accompanying notes which are an integral part of the financial statements.

Fountainhead Special Value Fund                                 October 31, 2000
Statement of Assets & Liabilities

Assets
Investment in securities, at value (Cost $19,289,217)                            $ 24,955,510
Receivable for investment sold                                                        600,162
Dividend receivable                                                                       408
Interest receivable                                                                     3,316
                                                                                --------------
     Total assets                                                                  25,559,396

Liabilities

Accrued investment advisory fee                                        $ 44,421
Payable to custodian bank                                               578,801
Other payables and accrued expenses                                      15,450
                                                                 ---------------
     Total liabilities                                                                638,672
                                                                                -------------------
Net Assets                                                                       $ 24,920,724
                                                                                ===================

Net Assets consist of:
Paid in capital                                                                  $ 16,601,316
Accumulated undistributed net realized gain on investments                          2,653,115
Net unrealized appreciation on investments                                          5,666,293
                                                                                -------------------
Net Assets, for 916,034 shares                                                   $ 24,920,724
                                                                                ===================
Net Asset Value
Net Assets

Offering price and redemption price per share  ($24,920,724/916,034)                  $ 27.21
                                                                                ===================

See accompanying notes which are an integral part of the financial statements.

Fountainhead Special Value Fund
Statement of Operations for the year ended October 31, 2000

Investment Income
Dividend income                                                                      $ 33,125
Interest income                                                                        22,973
                                                                                -----------------
Total Income                                                                           56,098

Expenses
Investment advisory fee                                                $ 296,201
Administration fees                                                       30,000
Audit fees                                                                 7,917
Custodian fees                                                            10,289
Insurance fees                                                             8,426
Legal fees                                                                 1,725
Pricing & bookkeeping fees                                                24,500
Registration fees                                                         12,743
Shareholder reports                                                        9,198
Transfer agent fees                                                       15,972
Trustees' fees                                                             2,814
Miscellanoues expenses                                                       590
                                                                 ----------------
Total expenses before waivers and reimbursements                         420,375
Waived fees and reimbursed expenses                                     (125,396)
                                                                 ----------------
Total operating expenses                                                                    294,979
                                                                                   -----------------
Net Investment Loss                                                                        (238,881)
                                                                                   -----------------

Realized & Unrealized Gain (Loss)

Net realized gain on investment securities                             2,763,544
Change in net unrealized appreciation
  on investment securities                                               841,203
                                                                 ----------------
Net realized & unrealized gain on investment securities                                   3,604,747
                                                                                   -----------------
Net increase in net assets resulting from operations                                    $ 3,365,866
                                                                                   =================
See accompanying notes which are an integral part of the financial statements.

Fountainhead Special Value Fund
Statement of Changes in Net Assets

                                                               For the                For the
                                                             Year ended              Year ended
                                                          October 31, 2000        October 31, 1999
                                                         ------------------     -------------------
Increase/(Decrease) in Net Assets

Operations
  Net investment loss                                            $ (238,881)              $ (85,772)
  Net realized gain on  investment securities                     2,763,544                 670,151
  Change in net unrealized appreciation                             841,203               5,115,600
                                                          ------------------     -------------------
  Net increase in net assets resulting from operations            3,365,866               5,699,979
                                                          ------------------     -------------------
Distributions to shareholders
  From net realized gain                                           (680,581)                      0
                                                          ------------------     -------------------
Share Transactions
  Net proceeds from sale of shares                               12,130,823               3,403,006
  Shares issued in reinvestment of distributions                    651,634                       0
  Shares redeemed                                                (4,614,823)             (1,672,500)
                                                          ------------------     -------------------
Net increase in net assets
  resulting from share transactions                               8,167,634               1,730,506
                                                          ------------------     -------------------
  Total increase in net assets                                   10,852,919               7,430,485

Net Assets
  Beginning of period                                            14,067,805               6,637,320
                                                          ------------------     -------------------
  End of period [including accumulated
     undistributed net investment income (loss) of
    $0 and $0, respectively]                                   $ 24,920,724            $ 14,067,805
                                                          ==================     ===================

See accompanying notes which are an integral part of the financial statements.


Fountainhead Special Value Fund
Financial Highlights

                                                                                                                Period
                                                                                                                 ended
                                                            For the year ended October 31,                    October 31,
                                                   ----------------------------------------------------         1997 (a)
                                                          2000               1999                1998
                                                   --------------     --------------      --------------     ---------------
Selected Per Share Data
Net asset value, beginning of period                     $ 22.86            $ 12.61             $ 13.35             $ 10.00
                                                   --------------     --------------      --------------     ---------------
Income from investment operations
  Net investment income (loss)                             (0.31)             (0.16)              (0.09)              (0.02)
  Net realized and unrealized gain (loss)                   5.70              10.41               (0.51)               3.37
                                                   --------------     --------------      --------------     ---------------
Total from investment operations                            5.39              10.25               (0.60)               3.35
                                                   --------------     --------------      --------------     ---------------
Less Distributions
  From net realized gain                                   (1.04)              0.00               (0.14)               0.00
                                                   --------------     --------------      --------------     ---------------
Net asset value, end of period                           $ 27.21            $ 22.86             $ 12.61             $ 13.35
                                                   ==============     ==============      ==============     ===============

Total Return                                              23.35%             81.28%               (4.67)%            33.70% (b)

Ratios and Supplemental Data

Net assets, end of period (000)                         $ 24,921           $ 14,068             $ 6,637             $ 2,629
Ratio of expenses to average net assets                    1.42%              1.25%               1.20%               0.97% (c)
Ratio of expenses to average net assets
   before fee waivers and reimbursement                    2.03%              2.50%               2.76%               8.25% (c)
Ratio of net investment income (loss) to
  average net assets                                      (1.15)%            (0.95)%             (0.67)%             (0.16)(c)
Ratio of net investment income (loss) to
  average net assets
  before fee waivers and reimbursement                     (1.76)%            (2.20)%             (2.22)%             (7.45)(c)
Portfolio turnover rate                                   125.24%            177.56%             108.31%             130.63% (c)

(a)  December 31, 1996 (commencement of operations) to October 31, 1997
(b)  For periods of less than a full year, total return is not annualized.
(c)  Annualized



See accompanying notes which are an integral part of the financial statements.

                        Fountainhead Special Value Fund
                          Notes To Financial Statements
                                October 31, 2000

NOTE 1.  ORGANIZATION

The Fountainhead Special Value Fund (the "Fund") is organized as a series of the AmeriPrime Funds, an Ohio business trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to provide long-term capital growth. The Declaration of Trust Agreement for the fund permits the Board of Trustees (the "Board") to issue an unlimited number of shares of beneficial interest of separate series without par value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation - Securities, which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last-quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Advisor (as such term is defined in note 3 of this document), the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board.

Fixed-income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market values of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review by the Board. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized-cost method of valuation, which the Board has determined will represent fair value.

Federal Income Taxes - The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all its net investment income and any realized capital gains.

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.

Redemption Fees - The Fund charges a redemption fee of 1% of the current net asset value of shares redeemed if the shares are owned less than 180 days. The fee is charged for the benefit of remaining shareholders to defray Fund portfolio transaction expenses and facilitate portfolio management. This fee applies to shares being redeemed in the order in which they are purchased. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.

                         Fountainhead Special Value Fund
                          Notes To Financial Statements
                          October 31, 2000 - continued

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

Other - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid-in capital for the Fund.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund retains King Investment Advisors, Inc. (the "Advisor") to manage the Fund's investments. Roger E. King, President of the Advisor, is primarily responsible for the day-to-day management of the Fund's portfolio.

Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.43% of the average daily net assets of the Fund. For the year ended October 31, 2000 the Advisor received a fee of $296,201 from the Fund. The Advisor contractually agreed to waive fees and reimburse expenses for the Fund to the extent necessary to maintain total operating expenses at the rate of 1.25% of net assets through February 29, 2000 and 1.50% of net assets from March 1, 2000 through March 1, 2001. For the year ended October 31, 2000, the Advisor waived fees and reimbursed expenses of $125,396.

Effective October 12, 2000, AmeriPrime Financial Services, Inc. and Unified Fund Services, Inc. ("Unified"), both wholly owned subsidiaries of Unified Financial Services, Inc., merged with one another. Prior to the merger, Ameriprime Financial Services, Inc. served as Administrator to the Fund. The result of this merger is now Unified Fund Services, Inc., still a wholly owned subsidiary of Unified Financial Services, Inc.

The Fund retains Unified (the "Administrator), to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Fund equal to an annual rate of 0.10% of the Fund's assets under $50 million, 0.075% of the Fund's assets from $50 million to $100 million, and 0.050% of the Fund's assets over $100 million (subject to a minimum fee of $2,500 per month). For the year ended October 31, 2000, Unified received fees of $30,000 from the Fund for administrative services provided to the Fund.

The Fund also retains Unified to act as the Fund's transfer agent and fund accountant. For its services as transfer agent, Unified receives a monthly fee from the Fund of $1.20 per shareholder (subject to a minimum monthly fee of $900). For the year ended October 31, 2000, Unified received fees of $10,967 from the Fund for transfer agent services provided to the Fund and fees of $5,005 from the Fund for out of pocket expenses. For its services as fund accountant, Unified receives an annual fee from the Fund equal to 0.0275% of the Fund's assets up to $100 million, 0.0250% of the Fund's assets from $100 million to $300 million and 0.0200% of the Fund's assets over $300 million (subject to various monthly minimum fees, the maximum being $2,000 per month for assets of $20 million to $100 million). For the year ended October 31, 2000, Unified received fees of $24,500 from the Fund for fund accounting services provided to the Fund.

                         Fountainhead Special Value Fund
                          Notes To Financial Statements
                          October 31, 2000 - continued

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

The Fund retains AmeriPrime Financial Securities, Inc. (the "Distributor"), a wholly owned subsidiary of Unified Financial Services, Inc., to act as the principal distributor of the Fund's shares. No payments were made to the Distributor for the year ended October 31, 2000.

Certain members of management of the Administrator, transfer agent and the Distributor are also members of management of the Trust.

NOTE 4.  SHARE TRANSACTIONS

As of October 31, 2000, the Fund had an unlimited number of authorized shares. Paid-in capital at October 31, 2000 was $16,601,316.

     Transactions in shares were as follows:

                              Year ended                        Year Ended
                          October 31, 2000                   October 31, 1999

                       Shares          Dollars            Shares       Dollars
Shares sold            447,491        12,130,823         194,253      3,403,006
Shares issued in        22,666           651,634               0              0
reinvestment of
dividends
Shares redeemed       (169,471)       (4,614,823)       (105,383)    (1,672,500)
                   -------------------------------------------------------------
                       300,686         8,167,634           88,870     1,730,506
                   =============================================================


NOTE 5. INVESTMENTS

For the year ended October 31, 2000, purchases and sales of investment securities, other than short-term investments, totaled $32,119,793 and $24,785,539, respectively. The gross unrealized appreciation for all securities totaled $6,725,720 and the gross unrealized depreciation for all securities totaled $1,059,427 for a net unrealized appreciation of $5,666,293. The total cost of securities for federal income tax purposes at October 31, 2000 was $19,289,217.

NOTE 6. ESTIMATES

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 7. RELATED PARTY TRANSACTIONS

The Advisor is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Fund. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 2000, Charles Schwab & Co., for the benefit of its customers, beneficially owned over 28% of the Fund.

INDEPENDENT AUDITOR'S REPORT

To The Shareholders and Board of Trustees
Fountainhead Special Value Fund

We have audited the accompanying statement of assets and liabilities of the Fountainhead Special Value Fund, including the schedule of portfolio investments as of October 31, 2000, the related statement of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fountainhead Special Value Fund as of October 31, 2000, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated in conformity with generally accepted accounting principles.

McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
November 19, 2000

Dear Fellow Shareholders:

Investment Results - Fiscal Year Ended October 2000

     The GLOBALT Growth Fund (the "Fund"), whose ticker symbol is GROWX, ended its October fiscal year with a 10.78% total return for the year, net of all fees and expenses. The net asset value was $20.72 at fiscal year end. The Fund has returned 152.25% since inception December 1, 1995. Please note that the Fund paid its fiscal year dividend on December 21, 2000.

                     Growth of $25,000
             December 1, 1995 to October 31, 2000

             Globalt
             Growth
Date          Fund                S&P 500
            --------            -----------

Dec-95      $ 26,600            $  25,483
Jan-96        27,600               26,349
Apr-96        29,074               27,244
Jul-96        28,074               26,813
Oct-96        31,195               29,718
Jan-97        33,914               33,289
Apr-97        33,862               34,092
Jul-97        40,773               40,795
Oct-97        39,663               39,262
Jan-98        41,342               42,247
Apr-98        47,663               48,092
Jul-98        48,219               48,662
Oct-98        44,929               47,894
Jan-99        54,438               55,970
Apr-99        54,237               58,585
Jul-99        54,266               57,219
Oct-99        56,920               58,877
Jan-00        61,416               60,417
Apr-00        63,306               63,113
Jul-00        63,544               62,358
Oct-00        63,060               62,470



Past performance is not predictive of future performance.

The GLOBALT Growth Fund's historical results are net of all expenses, versus the gross market benchmark (the S&P 500 Index). Investors are reminded that when trying to achieve benchmark returns, investment management fees, transaction costs and execution costs will be incurred.

The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends and weighted toward stocks with large market capitalizations.

Inception Date: December 1, 1995.

Investment Approach
     To review, our approach to managing the GLOBALT Growth Fund is to achieve long-term growth of capital by investing in U.S. companies which we believe offer superior growth potential through exposure to rapidly growing international markets. The Fund only invests in stocks of U.S. companies that are expected to derive a portion of their revenues outside the U.S. GLOBALT's investment team seeks to optimize the Fund's exposure to the best global opportunities.

Commentary and Outlook
     The stock market and the U.S. economy are both in a volatile transition that is confusing and unsettling for investors. Ironically, investors are getting what they have wanted -- a slower, more sustainable economic growth rate and a broader stock market. Nevertheless, market sentiment has turned distinctly negative. Suddenly there is anxiety that the economy won't achieve the expected "soft landing" and that we are now entering a bear market.

     We are in a corrective phase, in which prices are quickly being adjusted to the reality of lower corporate earnings and excessive speculation in some sectors. No one knows how the U.S. and global economies will unfold over the coming months, or how long it will take the stock market to adjust to these circumstances and the current uncertainty associated with national elections. However, since we believe the U.S. economy will remain in its best structural shape in decades, and the Federal Reserve is on the way to accomplishing its goals, it is reasonable to expect the interruption in earnings growth will be relatively short. The stock market is a discounting mechanism, and it is rather quickly discounting a slowdown in both economic growth and corporate profits. However, the market anticipates reversals in trends, and stocks can prosper even in a period of decelerating earnings growth following the Federal Reserve's period of active restraint.

     Shareholders know that we are long-term bulls on globally competitive U.S. companies, and we believe they are positioned to benefit following this period of uncertainty. Despite the sharp decline in many technology stocks, we consider it imperative to maintain exposure to this key sector.* As the new economy moves from hype to reality, the successful companies will be those that create value for their customers and shareholders by actually using the new technologies to make business more responsive and cost effective. We will use this period to endeavor to separate the long-term winners from the losers and position portfolios to keep shareholder value growing.

     We welcome our new shareholders and look forward to furthering the investment objectives of all our shareholders. We believe it is important to note that all eligible GLOBALT 401(k) plan participants have elected to be investors in the Fund and collectively are among the Fund's largest shareholders. As always, your questions and comments are welcome. We appreciate your confidence in the GLOBALT Growth Fund.

Sincerely,



Samuel E. Allen
Chief Executive Officer

* While it is anticipated that the Fund will diversify its investments across a range of industries, certain sectors are likely to be overweighted compared to others because the Fund's advisor seeks the best investment values regardless of sector. Please see the Fund's prospectus for an explanation of some of the risks associated with an overweighting in the telecommunications sector.

                                Fund Investment

Shares of the Fund are sold on a continuous basis.

     Through the Fund's transfer agent, Unified Fund Services, you may invest any amount you choose as often as you wish, subject to a minimum initial investment of $25,000 and minimum subsequent investments of $5,000 ($2,000 for IRA accounts). Shares may also be purchased through a broker dealer or other financial institution authorized by the Fund's distributor (investors may be charged a fee for this service). Purchases can be made by mail or by bank wire (please see prospectus for more information).

     The Fund is also available through Fidelity's FUNDSNetwork with a minimum investment of $2,500 ($1,000 through a qualified retirement plan). It is listed as the AmeriPrime Funds - GLOBALT Growth Fund (symbol: GROWX). Fidelity can be reached at 1-800-544-5555 or on the Internet at www.fidelity.com.

     The Fund is also available through the Schwab Mutual Fund OneSource service at 1-800-435-4000 or on the Internet at www.schwab.com. The minimum investment in the Fund through this service is $2,500 ($1,000 through a qualified retirement plan). The GLOBALT Growth Fund's mutual fund symbol at Schwab is GROWX. This enables the GLOBALT Growth Fund to be included as an investment option in 401(k) plans.

GLOBALT Growth Fund
Schedule of Investments - October 31, 2000

Common Stocks - 92.7%                                 Shares                Value
Business Equipment & Services - 5.5%
America Online, Inc. (a)                                  2,700             $ 136,350
BEA Systems, Inc. (a)                                     3,000               215,250
Computer Sciences Corp. (a)                               1,500                94,500
MicroMuse, Inc. (a)                                         900               152,719
Omnicom Group, Inc.                                       3,800               350,550
Yahoo!, Inc. (a)                                          3,600               211,050
                                                                        --------------
                                                                            1,160,419
                                                                        --------------
Capital Goods - 6.1%
Black & Decker Corp.                                      8,400               316,050
Emerson Electric Co.                                      3,500               257,031
Molex, Inc. - Class A                                     9,150               359,709
TYCO International, Ltd.                                  6,100               345,794
                                                                        --------------
                                                                            1,278,584
                                                                        --------------
Computer Hardware - 7.1%
Cisco Systems, Inc. (a)                                  11,800               635,725
Compaq Computer Corp.                                     7,600               231,116
EMC Corp. (a)                                             1,700               151,406
International Business Machines Corp.                     3,200               315,200
Juniper Networks, Inc. (a)                                  200                39,000
Sun Microsystems, Inc. (a)                                1,100               121,963
                                                                        --------------
                                                                            1,494,410
                                                                        --------------
Computer Software - 10.9%
Microsoft Corp. (a)                                      12,400               854,050
Network Appliance, Inc. (a)                               2,020               240,380
Openwave Systems, Inc. (a)                                1,200               111,075
Oracle, Corp. (a)                                        11,000               363,000
Portal Software, Inc. (a)                                 2,900               102,044
Rational Software Corp. (a)                               2,200               131,312
Siebel Systems, Inc. (a)                                    700                73,456
Veritas Software Company (a)                              3,000               423,047
                                                                        --------------
                                                                            2,298,364
                                                                        --------------
Consumer Durables - 1.2%
Danaher, Corp.                                            4,100               258,813
                                                                        --------------
Consumer Non - Durables - 2.9%
Avon Products, Inc.                                       5,300               257,050
Kimberly Clark Corp.                                      3,900               257,400
Ralston - Ralston Purina Co.                              3,700                89,725
                                                                        --------------
                                                                              604,175
                                                                        --------------
Consumer Services - 1.7%
Viacom, Inc. - Class B (a)                                6,400               364,000
                                                                        --------------

GLOBALT Growth Fund
Schedule of Investments - October 31, 2000 - continued

Common Stocks - continued                             Shares                Value
Electronic Equipment - 3.9%
Conexant Systems, Inc. (a)                               10,600             $ 278,913
Jabil Circuit, Inc. (a)                                   3,600               205,425
Maxim Integrated Products, Inc. (a)                       1,400                92,837
SDL, Inc. (a)                                             1,000               259,250
                                                                        --------------
                                                                              836,425
                                                                        --------------
Energy - 4.5%
Apache Corp.                                              1,000                55,313
Baker Hughes, Inc.                                        1,800                61,875
Ensco International, Inc.                                 7,500               249,375
Global Marine, Inc. (a)                                   7,000               185,500
Pride International, Inc. (a)                             5,900               149,344
Tidewater, Inc.                                           5,600               258,650
                                                                        --------------
                                                                              960,057
                                                                        --------------
Financial Services - 8.0%
AFLAC, Inc.                                               4,500               328,781
American Express Co.                                      3,900               234,000
American International Group, Inc.                        2,400               235,200
Charles Schwab Corp.                                      3,000               105,375
Citigroup, Inc.                                           9,133               480,624
Donaldson, Lufkin, & Jenrette, Inc.                       1,000                89,813
Franklin Resources, Inc.                                  3,600               154,224
State Street Corp.                                          500                62,370
                                                                        --------------
                                                                            1,690,387
                                                                        --------------
Health Care - 13.9%
Amgen, Inc. (a)                                           6,600               382,387
Becton Dickinson, Inc.                                    4,300               144,050
Bristol - Myers Squibb Co.                                9,900               603,281
Eli Lilly & Co.                                           1,900               169,812
Genzyme Corp. (a)                                         1,000                71,000
Immunex Corp. (a)                                         4,900               208,556
Johnson & Johnson                                         2,812               259,056
Medimmune, Inc. (a)                                       1,800               117,675
Merck & Co.                                               2,300               206,856
Pfizer, Inc.                                             12,850               554,959
Pharmacia Corp.                                           3,800               209,000
                                                                        --------------
                                                                            2,926,632
                                                                        --------------
Laboratory Analytical Instruments - 1.2%
PE Corp. - PE Biosystems Group                            2,100               245,700
                                                                        --------------
GLOBALT Growth Fund
Schedule of Investments - October 31, 2000 - continued

Common Stocks - continued                             Shares                Value
Multi - Industry - 10.4%
Comverse Technology, Inc. (a)                             1,820             $ 203,385
Corning, Inc.                                               900                68,850
General Electric Co.                                     17,700               970,181
Minnesota Mining and Manufacturing Co.                    5,100               492,787
United Technologies Corp.                                 6,700               467,744
                                                                        --------------
                                                                            2,202,947
                                                                        --------------
Retail Sector - 2.6%
Costco Wholesale Corp. (a)                               12,500               457,813
Starbucks Corp. (a)                                       2,200                98,312
                                                                        --------------
                                                                              556,125
                                                                        --------------
Semi - Conductors - 6.0%
Altera Corp. (a)                                          7,000               286,563
Analog Devices, Inc. (a)                                  1,700               110,500
Applied Micro Circuits Corp. (a)                          2,000               152,000
Broadcom Corp. Class A (a)                                  400                88,950
Cree, Inc. (a)                                            2,400               238,200
Intel Corp.                                               8,600               387,000
                                                                        --------------
                                                                            1,263,213
                                                                        --------------
Telecommunications - 1.9%
ADC Telecom, Inc. (a)                                     3,000                64,125
Avaya, Inc. (a)                                             875                11,758
Ciena Corp. (a)                                             800                84,100
ONI Systems Corp. (a)                                       800                64,850
Scientific - Atlanta, Inc.                                2,600               177,937
                                                                        --------------
                                                                              402,770
                                                                        --------------
Utilities  - 4.9%
AES Corp. (a)                                             2,900               163,850
Qwest Communications International, Ltd. (a)              6,321               307,359
Williams Cos., Inc.                                       6,300               263,419
WorldCom, Inc. (a)                                       12,400               294,500
                                                                        --------------
                                                                            1,029,128
                                                                        --------------
TOTAL COMMON STOCKS (Cost $15,982,051)                                     19,572,149
                                                                        --------------
GLOBALT Growth Fund
Schedule of Investments - October 31, 2000 - continued

                                                    Principal
                                                      Amount                Value
Money Market Securities - 8.0%
Firstar Treasury Fund, 5.55% (b) (Cost $1,695,706)    1,695,706           $ 1,695,706
                                                                        --------------

TOTAL INVESTMENTS -  (Cost $17,677,757) - 100.7%                           21,267,855
                                                                        --------------

Liabilities in excess of other assets - (0.7)%                               (158,112)
                                                                        --------------

Total Net Assets - 100.0%                                                  21,109,743
                                                                        ==============


(a) Non-income producing
(b) Variable rate security; the coupon rate shown represents the rate at October
31, 2000.

See accompanying notes which are an integral part of the financial statements.

GLOBALT Growth Fund                                            October 31, 2000
Statement of Assets and Liabilities

Assets
Investment in securities, at value (cost $17,677,757)                            $ 21,267,855
Cash                                                                                      497
Dividends receivable                                                                    2,916
Interest receivable                                                                     5,747
Receivable for fund shares sold                                                         1,000
Receivable for investments sold                                                     1,546,305
                                                                             -----------------
     Total assets                                                                  22,824,320

Liabilities
Accrued investment advisory fee                                   $ 23,349
Payable for investments purchased                                1,691,228
                                                          -----------------
     Total liabilities                                                              1,714,577
                                                                             -----------------
Net Assets                                                                       $ 21,109,743
                                                                             =================
Net Assets consist of:
Paid in capital                                                                    15,329,649
Accumulated undistributed net investment loss                                          (2,886)
Accumulated undistributed net realized gain on investments                          2,192,882
Net unrealized appreciation on investments                                          3,590,098
                                                                             -----------------
Net Assets, for 1,019,026 shares                                                 $ 21,109,743
                                                                             =================
Net Asset Value
Net Assets
Offering price and redemption price per share  ($21,109,743 / 1,019,026)              $ 20.72
                                                                                  ==============
See accompanying notes which are an integral part of the financial statements.

GLOBALT Growth Fund
Statement of Operations for the year ended October 31, 2000

Investment Income
Dividend income                                                                        $ 108,385
Interest income                                                                           42,431
                                                                                 ----------------
Total Income                                                                             150,816

Expenses
Investment advisory fee                                              $ 238,783
Trustees' fees                                                           3,064
                                                                ---------------
Total operating expenses                                                                 241,847
                                                                                 ----------------
Net Investment Loss                                                                      (91,031)
                                                                                 ----------------
Realized & Unrealized Gain (Loss)
Net realized gain on investment securities                           2,192,866
Change in net unrealized depreciation
  on investment securities                                            (228,467)
                                                                ---------------
Net realized & unrealized gain on investment securities                                1,964,399
                                                                                 ----------------
Net increase in net assets resulting from operations                                 $ 1,873,368

                                                                                 ================
See accompanying notes which are an integral part of the finanacial statements.

GLOBALT Growth Fund
Statement of Changes in Net Assets

                                                            Year                  Year
                                                           ended                 ended
                                                        October 31,           October 31,
                                                            2000                  1999
                                                      -----------------     -----------------
Increase/(Decrease) in Net Assets
Operations
  Net investment loss                                        $ (91,031)            $ (42,743)
  Net realized gain on investment securities                 2,192,866               844,362
  Change in net unrealized  appreciation (depreciation)       (228,467)            2,489,533
                                                      -----------------     -----------------
  Net increase in net assets resulting from operations       1,873,368             3,291,152
                                                      -----------------     -----------------
Distributions to shareholders
  From net investment income                                         0               (15,584)
  From net realized gain                                      (843,736)             (592,834)
                                                      -----------------     -----------------

  Total distributions                                         (843,736)             (608,418)
                                                      -----------------     -----------------
Share Transactions
  Net proceeds from sale of shares                           3,981,216             4,333,512
  Shares issued in reinvestment of distributions               736,101               608,118
  Shares redeemed                                           (1,571,246)           (2,399,432)
                                                      -----------------     -----------------
Net increase in net assets resulting
  from share transactions                                    3,146,071             2,542,198
                                                      -----------------     -----------------
  Total increase in net assets                               4,175,703             5,224,932

Net Assets
  Beginning of period                                       16,934,040            11,709,108
                                                      -----------------     -----------------
  End of period [including accumulated
  net investment loss of $2,886 and $2,886, respectively] $ 21,109,743          $ 16,934,040
                                                      =================     =================
See accompanying notes which are an integral part of the financial statements.

GLOBALT Growth Fund
Financial Highlights


                                            Years ended October 31,                                             Period
                                         ------------------------------------------------------------------     ended
                                                                                                                October 31,
                                             2000             1999             1998              1997           1996 (a)
                                         --------------   --------------   --------------   ---------------  ---------------
Selected Per Share Data
Net asset value, beginning of period           $ 19.53          $ 16.14          $ 15.66           $ 12.48          $ 10.00
                                         --------------   --------------   --------------   ---------------  ---------------
Income from investment operations:
  Net investment income (loss)                   (0.09)           (0.05)            0.02              0.01             0.01
  Net realized and unrealized gain                2.23             4.27             1.86              3.34             2.47
                                         --------------   --------------   --------------   ---------------  ---------------
Total from investment operations                  2.14             4.22             1.88              3.35             2.48
                                         --------------   --------------   --------------   ---------------  ---------------
Less Distributions
  From net investment income                      0.00            (0.02)           (0.01)             0.00             0.00
  From net realized gain                         (0.95)           (0.81)           (1.39)            (0.17)            0.00
                                         --------------   --------------   --------------   ---------------  ---------------
Total Distributions                              (0.95)           (0.83)           (1.40)            (0.17)            0.00
                                         --------------   --------------   --------------   ---------------  ---------------
Net asset value, end of period                 $ 20.72          $ 19.53          $ 16.14           $ 15.66          $ 12.48
                                         ==============   ==============   ==============   ===============  ===============
Total Return                                    10.78%           26.67%           13.28%            27.15%           24.80% (b)

Ratios and Supplemental Data
Net assets, end of period (000)                $21,110          $16,934          $11,709            $8,003           $3,443
Ratio of expenses to average net assets          1.18%            1.17%            1.17%             1.17%            1.16% (c)
Ratio of expenses to average net assets
  before reimbursement                           1.18%            1.18%            1.19%             1.19%            1.25% (c)
Ratio of net investment income (loss) to
  average net assets                             (0.45)%          (0.27)%          0.14%             0.06%            0.11% (c)
Ratio of net investment income (loss) to
  average net assets before reimbursement        (0.45)%          (0.28)%          0.12%             0.04%            0.02% (c)
Portfolio turnover rate                        159.09%          120.46%           83.78%           110.01%           66.42% (c)

(a) December 1, 1995  (commencement  of  operations) to October 31, 1996
(b) For periods of less than a full year, total return is not annualized.
(c) Annualized

See accompanying notes which are an integral part of the financial statements.

                               GLOBALT Growth Fund
                          Notes to Financial Statements
                                October 31, 2000

NOTE 1.  ORGANIZATION

     GLOBALT Growth Fund (the "Fund") was organized as a series of the AmeriPrime Funds, an Ohio business trust (the "Trust) on October 20, 1995 and commenced operations on December 1, 1995. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to provide long-term growth of capital. The Declaration of Trust Agreement permits the Board of Trustees (the "Board") to issue an unlimited number of shares of beneficial interest of separate series without par value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation- Securities, which are traded on any exchange or on the NASDAQ over-the-counter market, are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Advisor (as such term is defined in note 3 of this document), the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of trustees of the trust.

     Fixed-income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Federal Income Taxes- The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions- The Fund intends to comply with federal tax rules regarding distribution of substantially all of its net investment income and capital gains. These rules may cause multiple distributions during the course of the year.

Other- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid-in capital.



                               GLOBALT Growth Fund
                          Notes to Financial Statements
                          October 31, 2000 - continued

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains GLOBALT, Inc. (the "Adviser") to manage the Fund's investments. The adviser was organized as a Georgia corporation in 1990. Samuel Allen, Chairman of the Adviser, is the controlling shareholder of GLOBALT, Inc. The investment decisions for the Fund are made by a committee of the Adviser, which is primarily responsible for the day-to-day management of the Fund's portfolio.

     Under the terms of the management agreement (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage fees and commissions, taxes, interest, fees and expenses of non-interested person trustees, and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.17% of the average daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Adviser. For the year ended October 31, 2000, the Adviser received a fee of $238,783 from the Fund.

     Effective October 12, 2000, AmeriPrime Financial Services, Inc. and Unified Fund Services, Inc. ("Unified"), both wholly owned subsidiaries of Unified Financial Services, Inc., merged with one another. Prior to the merger, Ameriprime Financial Services, Inc. served as Administrator to the Fund. The result of this merger is now Unified Fund Services, Inc., still a wholly owned subsidiary of Unified Financial Services, Inc.

     The Fund retains Unified Fund Services, Inc., a wholly owned subsidiary of Unified Financial Services, Inc., to manage the Fund's business affairs and provide the Fund with administrative, transfer agency, and fund accounting services, including all regulatory reporting and necessary office equipment and personnel. The Adviser paid all administrative, transfer agency, and fund accounting fees on behalf of the Fund per the management agreement. The Fund retains AmeriPrime Financial Securities, Inc. ( the "Distributor"), a wholly owned subsidiary of Unified Financial Services, Inc., to act as the principal Distributor of the fund's shares. There were no payments made to the Distributor for the year ended October 31, 2000. Certain members of management of Unified Fund Services, Inc. and the Distributor are also directors and/or officers of the Trust.

NOTE 4.  SHARE TRANSACTIONS

     As of October 31, 2000, there were an unlimited number of authorized shares for the Fund. Paid-in capital at October 31, 2000 was $15,329,649.

Transactions in shares were as follows:



                            Year ended                    Year ended
                         October 31, 2000              October 31, 1999
                        Shares        Dollars       Shares        Dollars
Shares sold             191,757     $3,981,216      237,096      $4,333,512
Shares issued in         34,221        736,101       34,260         608,118
reinvestment of
dividends
Shares redeemed         (73,904)    (1,571,246)    (130,001)     (2,399,432)
                        ----------------------------------------------------
                        152,074     $3,146,071      141,345      $2,542,198
                        ====================================================

                               GLOBALT Growth Fund
                          Notes to Financial Statements
                          October 31, 2000 - continued

NOTE 5.  INVESTMENTS

     For the year ended October 31, 2000, purchases and sales of investment securities, other than short-term investments, aggregated $32,639,728 and $31,047,053, respectively. The gross unrealized appreciation for all securities totaled $3,841,709 and the gross unrealized depreciation for all securities totaled $251,611 for a net unrealized appreciation of $3,590,098. The aggregate cost of securities for federal income tax purposes at October 31, 2000 was $17,677,757.


NOTE 6. ESTIMATES

     Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INDEPENDENT AUDITOR'S REPORT

To The Shareholders and Board of Trustees
GLOBALT Growth Fund

We have audited the accompanying statement of assets and liabilities of the GLOBALT Growth Fund, including the schedule of portfolio investments as of October 31, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period of December 1, 1995 (commencement of operation) through October 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the GLOBALT Growth Fund as of October 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years  in the  period  then  ended,  and for the  period  of  December  1,  1995
(commencement of operation) through October 31, 1996, in conformity with generally accepted accounting principles.

McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
November 19, 2000

Dear Marathon Value Portfolio Shareholder:

Marathon Value Portfolio, ("MVP") ended its current period (3/28/00 - 10/31/00) as managed by Spectrum Advisory Services, Inc. ("Spectrum") with a return of +11.37%. The Standard & Poor's 500 index (including dividends) was down for the same period -5.60%. These are not annualized returns. During this period, no IPOs were purchased to boost the return. Since the Fund has a residual capital loss carry-forward from its prior manager, the Fund did not issue any taxable capital gain distributions.

Returns for the Period March 28, 2000 through October 31, 2000*

            Fund/Index                        Total Return*
       Marathon Value Portfolio                 11.37%
       S&P 500 Index                            -5.60%

                           Marathon Value
                             Portfolio             S&P 500 Index

03/28/00                     $10,000                 $10,000
04/30/00                      10,504                   9,538
05/31/00                      10,644                   9,343
06/30/00                      10,558                   9,573
07/31/00                      10,644                   9,423
08/31/00                      10,987                  10,008
09/30/00                      10,773                   9,480
10/31/00                      11,137                   9,440



* This chart shows the value of a hypothetical initial investment of $10,000 in the Fund and the S&P 500 Index on March 28, 2000 (commencement of operations under Spectrum) and held through October 31, 2000. The S&P 500 Index is a widely recognized unmanaged index of common stock prices. Performance figures reflect the change in value of the stocks in the index, reinvestment of dividends and are not annualized. The index returns do not reflect expenses, which have been deducted from the Fund's return. Periods prior to 3/28/00, when another investment advisor managed the Fund, are not shown. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Most of the Fund's  assets were  invested in stocks that are included in the S&P
500. We also own the market's largest company that is not in the index. The largest contributors to the Fund's returns were diversified manufacturing companies such as Emerson Electric (2.72% of portfolio) and 3M (2.04% of portfolio) and consumer product companies including Procter & Gamble (1.32% of portfolio) and Kimberly Clark (3.49% of portfolio). During certain periods of the year, the Fund held large cash positions when attractive opportunities were not available.

MVP is a general equity fund that seeks to provide shareholders with an opportunity to have a diverse portfolio made up principally of domestic equities. It will focus on the purchase of sound businesses that I believe are reasonably priced relative to their "true" profitability and the value of their assets, both tangible and intangible. True profitability is the generation of cash in excess of what is needed to maintain the current level of business. In 1998 and 1999, many investments were made in companies that entered growth markets, without regard to the profitability or valuation of those individual companies. You should welcome the return of sound investment fundamentals of this past year. I believe reasoned analysis will once again be rewarded in the stock market.

At the start of year 2000, in a letter reprinted on our web site, www.spectrumadvisory.com, I argued that the difference between investment and speculation would become apparent in this year. Investments would always fluctuate but could be trusted to retain their value while speculations were unlikely to again see their value restored.

What is the relationship between you the shareholder and me as the portfolio manager? At business schools today much attention is directed to such relationships under the topic of "agency theory." A good example of an "agency" is when a person hires a manager to run his business. It also applies to the relationship between a shareholder in a mutual fund and the portfolio manager. MVP in its current form addresses the issue in a very elegant way. As portfolio manager, I have two important economic interests in the Fund. With my corporation, I am the largest shareholder in the Fund so my funds are at risk along with yours. In addition, as the manager of the Fund, it is my desire that the Fund is economically successful, and to that end, I want excellent investment results to follow. These two interests align me very well with you, the shareholder. That is not always the case with a mutual fund. For some large mutual funds, the objective may only be the latter objective, to outperform their peers and benchmark. Having a substantial ownership interest in the Fund reinforces my concern that the Fund not chase returns without regard to risk.

The benefits of my dual role of managing individual portfolios and managing the Fund have proven valuable to both the Fund shareholders and my private clients. The Fund has benefited from the large number of companies that I have followed over the past twenty-five years of managing accounts for individuals. My individual clients have benefited from my concentrated efforts to identify current market opportunities due to investing the continuous influx of funds to MVP. In this process, I strive to understand the broad outlines of a company's business and at what rate the earnings should be valued. I am not as concerned with the near-term earnings as with the long-term soundness of the business and how it is priced to the market. I believe the Fund will benefit from the market's reinforced commitment to sound business fundamentals.

In the coming years, MVP will continue to measure itself against the Standard & Poor's 500 index. During the year, our web site www.spectrumadvisory.com will update the fund's largest ten holdings and its performance against its benchmarks. Our prospectus is now available on the web and I may periodically make comments on the Fund. While we enter the year with a tax loss carry-forward, inherited from the predecessor manager, it is too early to predict if we will make any taxable capital gain distributions for 2001. I have personally just invested additional funds in MVP because I believe it will continue to be a good investment for the long haul.

Very truly yours,


Marc S. Heilweil
Portfolio Manager

Marathon Value Portfolio
Schedule of Investments - October 31, 2000

Common Stocks - 74.3%                                 Shares          Value

Aerospace & Defense - 0.4%
Spacehab, Inc. (a)                                     4,200           $ 16,800
                                                                    ------------
Banking - 2.7%
U.S. Bancorp                                           2,000             48,375
Wachovia Corp.                                         1,000             54,000
                                                                    ------------
                                                                        102,375
                                                                    ------------
Capital Goods - 5.1%
Dionex Corp. (a)                                       2,000             64,875
Illinois Tool Works, Inc.                              1,500             83,344
Zebra Technologies Corp. - Class A (a)                 1,000             43,813
                                                                    ------------
                                                                        192,032
                                                                    ------------
Cellular Telephone - 0.5%
CoreComm Ltd. (a)                                      3,500             20,125
                                                                    ------------
Chemicals - 1.3%
Cabot Corp.                                            1,900             41,800
International Flavors & Fragrances, Inc.                500               8,375
                                                                    ------------
                                                                         50,175
                                                                    ------------
Communications Equipment - 0.9%
CDI Corp.  (a)                                         2,000             31,750
                                                                    ------------
Computer Hardware - 1.1%
Compaq Computer Corp.                                  1,300             39,533
                                                                    ------------
Containers & Packaging - 1.4%
Temple-Inland, Inc.                                    1,200             53,700
                                                                    ------------
Electric Equipment - 5.6%
Cabot Microelectronics Corp.  (a)                       532              23,508
Cooper Industries, Inc.                                1,600             61,200
Emerson Electric Co.                                   1,400            102,812
SCI Systems, Inc.  (a)                                  600              25,800
                                                                    ------------
                                                                        213,320
                                                                    ------------
Financial - 7.2%
Allied Capital Corp.                                   1,500             30,937
Berkshire Hathaway, Inc. - Class B (a)                  100             210,300
Moody's Corp.                                          1,200             31,575
                                                                    ------------
                                                                        272,812
                                                                    ------------
Foods - 0.6%
Tootsie Roll Industries, Inc.                           600              23,025
                                                                    ------------
Marathon Value Portfolio
Schedule of Investments - October 31, 2000 (Continued)

                                                       Shares          Value
Health Care - 6.2%
Becton, Dickinson & Co.                                3,200          $ 107,200
Bristol-Myers Squib Co.                                1,200             73,125
Merck & Co., Inc.                                       600              53,963
                                                                    ------------
                                                                         234,288
                                                                    ------------
Household Products - 5.7%
Kimberly-Clark Corp.                                   2,000            132,000
Leggett & Platt, Inc.  (a)                             2,000             32,750
Procter & Gamble Co.                                    700              50,006
                                                                    ------------
                                                                        214,756
                                                                    ------------
Housewares - 0.5%
Tupperware Corp.                                       1,200             20,550
                                                                    ------------
Insurance - 1.6%
Baldwin & Lyons, Inc. - Class B                        1,000             18,938
HSB Group, Inc.                                        1,000             39,562
                                                                    ------------
                                                                         58,500
                                                                    ------------
Lodging - Hotels - 0.6%
Host Marriott Corp.                                    2,000             21,250
                                                                    ------------
Manufacturing - 0.7%
Lawson Products, Inc.                                  1,000             27,125
                                                                    ------------
Office Equipment & Supply - 0.3%
Hunt Corp.                                             2,000             11,875
                                                                    ------------
Oil - Domestic - 2.5%
Phillips Petroleum Co.                                 1,500             92,625
                                                                    ------------
Paper & Forest Products - 2.0%
Minnesota Mining & Manufacturing Co.                    800              77,300
                                                                    ------------
Publishing - Newspaper - 1.8%
Gannett Co., Inc.                                      1,200             69,600
                                                                    ------------
Railroads - 1.1%
Florida East Coast Industries, Inc. - Class A          1,200             42,900
                                                                    ------------
Marathon Value Portfolio
Schedule of Investments - October 31, 2000 - continued
                                                       Shares          Value
Real Estate Property - 5.7%
Avatar Holdings, Inc. (a)                              1,500           $ 29,016
Crescent Real Estate Equities Co.                      1,500             30,187
TrizecHahn Corp.                                       3,500             52,281
Post Properties, Inc.                                  3,000            104,813
                                                                    ------------
                                                                        216,297
                                                                    ------------
Retail-Food Chains - 2.4%
Delhaize America, Inc. - Class A                       2,500             42,500
Delhaize America, Inc. - Class B                       2,000             33,500
Weis Markets, Inc.                                      400              14,700
                                                                    ------------
                                                                         90,700
                                                                    ------------
Retail-General Merchandise - 2.6%
Costco Wholesale Corp.  (a)                            2,700             98,887
                                                                    ------------
Services - Data Processing - 3.1%
First Data Corp.                                       2,300            115,287
                                                                    ------------
Services - Facilities & Environmental - 0.4%
ServiceMaster Co.                                      1,600             14,600
                                                                    ------------
Telecommunication - Long Distance - 0.7%
Global TeleSystems Group, Inc.  (a)                    10,000            26,875
                                                                    ------------
Telephone - 3.6%
Bellsouth Corp.                                        2,800            135,275
                                                                    ------------
Textile - Apparel - 1.4%
Jones Apparel Group, Inc. (a)                          1,900             52,844
                                                                    ------------
Transportation Equipment - 2.9%
Eaton Corp.                                            1,600            108,900
                                                                    ------------
Trucking - 0.7%
Rollins Truck Leasing Corp.                            5,000             26,250
                                                                    ------------
Water Transportation - 1.0%
Kirby Corp. (a)                                        2,000             36,875
                                                                    ------------
TOTAL COMMON STOCKS (Cost $2,635,021)                                 2,809,206
                                                                    ------------
Marathon Value Portfolio
Schedule of Investments - October 31, 2000 - continued

                                                     Principal
                                                       Amount          Value
AGENCY OBLIGATIONS - 6.8%
Federal Home Loan Mtg. Co., 7.00%, 03/11/2013          65,000          $ 61,626
FNMA Discount Note,
6.275%, 03/01/2001, (Cost $255,728)                   200,000           195,817
                                                                    ------------
                                                                        257,443
                                                                    ------------
CORPORATE COMMERCIAL PAPER - 10.6%
American Express, 6.48%, 11/13/2000 (Cost $400,000)   400,000           400,000
                                                                    ------------
MONEY MARKET SECURITIES - 8.4%
Firstar Treasury Fund, % (b) (Cost $317,621)          317,621           317,621
                                                                    ------------
TOTAL INVESTMENTS - 100.1% (Cost $3,608,370)                          3,784,270
                                                                    ------------
Liabilities in excess of Other Assets - (0.1%)                           (2,499)
                                                                    ------------
TOTAL NET ASSETS - 100.0%                                           $ 3,781,771
                                                                    ============
(a) Non-income producing.
(b) Variable rate security; the coupon rate shown represents the rate at October 31, 2000.

See accompanying notes which are an integral part of the financial statements.

Marathon Value Portfolio                                                 October 31, 2000
Statement of Assets & Liabilities

Assets
Investment in securities, at value (Cost $3,608,370)                          $3,784,270
Dividends receivable                                                               2,292
Interest receivable                                                                1,688
Receivable for fund shares sold                                                      385
                                                                         ----------------
     Total Assets                                                              3,788,635

Liabilities
Payable to custodian bank                                       $ 1,106
Accrued investment advisory fee payable                           4,186
Accrued trustee fees                                              1,572
                                                          --------------
     Total Liabilities                                                             6,864
                                                                         ----------------
Net Assets                                                                   $ 3,781,771
                                                                         ================
Net Assets consist of:
Paid in capital                                                               $3,756,282
Accumulated undistributed net investment income                                   19,558
Accumulated net realized loss on security  transactions                         (157,624)
Accumulated net realized loss on options transactions                            (12,345)
Net unrealized appreciation on investments                                       175,900
                                                                         ----------------
Net Assets, for 364,251 shares                                               $ 3,781,771
                                                                         ================

Net Asset Value

Net Assets
Offering price and redemption price per share  ($3,781,771 / 364,251)            $ 10.38
                                                                         ================

See accompanying notes which are an integral part of the financial statements.

Marathon Value Portfolio
Statement of Operations for the year ended October 31, 2000

Investment Income
Dividend income                                                                $ 20,486
Interest income                                                                  31,804
                                                                        ----------------
Total Income                                                                     52,290

Expenses
Investment advisory fee                                      $ 31,144
Trustees' fees                                                  3,064
                                                        --------------
Total expenses before reimbursement                            34,208
Expenses reimbursed by predecessor advisor                     (1,492)
                                                        --------------
Total operating expenses                                                         32,716
                                                                        ----------------
Net Investment Income                                                            19,574
                                                                        ----------------
Realized & Unrealized Gain
Net realized gain on securities transactions                  180,290
Net realized loss on options transactions                     (70,563)
Change in net unrealized depreciation
  on investment securities                                    128,612
                                                        --------------
Net gain on investment securities                                               238,339
                                                                        ----------------
Net increase in net assets resulting from operations                          $ 257,913
                                                                        ================

See accompanying notes which are an integral part of the financial statements.

Marathon Value Portfolio
Statement of Changes in Net Assets

                                                               Year                 Year
                                                               ended               ended
                                                            October 31,         October 31,
                                                               2000                 1999
                                                           --------------     -----------------
Increase/(Decrease) in Net Assets
Operations
  Net investment income (loss)                                  $ 19,574              $ (2,713)
  Net realized gain (loss) on investment securities              180,290               (79,076)
  Net realized gain (loss) on options transactions               (70,563)               39,468
  Change in net unrealized appreciation                          128,612               352,742
                                                           --------------     -----------------
  Net increase in net assets resulting from operations           257,913               310,421
                                                           --------------     -----------------
Distributions to shareholders
   From net investment income                                          0                (6,342)
   From net realized gain                                              0                     0
                                                           --------------     -----------------
   Total distributions                                                 0                (6,342)
                                                           --------------     -----------------
Share Transactions
  Net proceeds from sale of shares                             3,655,135               617,317
  Shares issued in reinvestment of distributions                       0                 6,329
  Shares redeemed                                             (4,247,371)              (70,282)
                                                           --------------     -----------------
Net increase(decrease) in net assets resulting
  from share transactions                                       (592,236)              553,364
                                                           --------------     -----------------
  Total increase(decrease) in net assets                        (334,323)              857,443

Net Assets
  Beginning of period                                          4,116,094             3,258,651
                                                           --------------     -----------------
  End of period [including accumulated net investment
    income of $19,574 and $0, respectively]                  $ 3,781,771           $ 4,116,094
                                                           ==============     =================

See accompanying notes which are an integral part of the financial statements.

Marathon Value Portfolio
Financial Highlights

                                                Year              Year              Period
                                               ended             ended              ended
                                            October 31,       October 31,        October 31,
                                                2000              1999             1998 (a)
                                            -------------     -------------      -------------
Selected Per Share Data
Net asset value, beginning of period              $ 9.23            $ 8.48            $ 10.00
                                            -------------     -------------      -------------
Income from investment operations
  Net investment income (loss)                      0.08             (0.01)              0.02
  Net realized and unrealized gain (loss)           1.07              0.78              (1.54)
                                            -------------     -------------      -------------
Total from investment operations                    1.15              0.77              (1.52)
                                            -------------     -------------      -------------
Less Distributions
  From net investment income (loss)                 0.00             (0.02)              0.00
  From realized gain                                0.00              0.00               0.00
  Return of capital                                 0.00              0.00               0.00
                                            -------------     -------------      -------------
Net asset value, end of period                   $ 10.38            $ 9.23             $ 8.48
                                            =============     =============      =============

Total Return                                      12.46%  (d)        9.04%             (15.20)%(b)

Ratios and Supplemental Data
Net assets, end of period (000)                   $3,782            $4,116             $3,259
Ratio of expenses to average net assets            1.42%  (e)        1.48%              1.47% (c)
Ratio of expenses to average net assets
   before reimbursement                            1.49%             1.51%              1.50% (c)
Ratio of net investment income (loss) to
   average net assets                              0.85%             (0.07)%            0.36% (c)
Ratio of net investment income (loss) to
   average net assets before reimbursement         0.79%             (0.11)%            0.33% (c)
Portfolio turnover rate                          207.02%           140.37%             61.04% (c)


(a)  March 12, 1998 (commencement of operations) to October 31, 1998
(b)  For periods of less than a full year, the total return is not annualized.
(c)  Annualized
(d) Effective March 28, 2000 the Fund obtained a new advisor. The total return from March 28, 2000 (date of change in adviser) through October 31, 2000 was 11.37%.
(e) The rate for the current fiscal year is higher than the rate in the prospectus due to activity by the predecessor advisor. The predecessor advisor charged higher fees.

See accompanying notes which are an integral part of the financial statements.

                            Marathon Value Portfolio
                          Notes To Financial Statements
                                October 31, 2000


NOTE 1. ORGANIZATION

     Marathon Value Portfolio (the "Fund") was organized as a series of AmeriPrime Funds (the "Trust") on December 29, 1997 and commenced operations on March 12, 1998. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 8, 1995 (the "Trust Agreement"). The Fund's investment objective is to provide long-term capital appreciation. The Declaration of Trust permits the Board of Trustees (the "Board") to issue an unlimited number of shares of beneficial interest of separate series without par value.


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation - Securities, which are traded on any exchange or on the NASDAQ over-the-counter market, are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board.

     Fixed-income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market values of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.


                            Marathon Value Portfolio
                          Notes To Financial Statements
                          October 31, 2000 - continued

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

Option writing - When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Federal Income Taxes - The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions - The Fund intends to comply with federal tax rules regarding distribution of substantially all of its net investment income and capital gains. These rules may cause multiple distributions during the course of the year. The Fund has loss carryforwards of $169,969 at October 31, 2000; $39,608 expiring in 2007 and $130,361 expiring in 2006.

Other - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Generally accepted accounting principles require that permanent financial reporting differences relating to shareholder distributions be reclassified to paid-in-capital.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Prior to March 28, 2000 the Fund retained Burroughs & Hutchinson, Inc. (the "Predecessor Advisor") to manage the Fund's investments. Mark Matsko, the Fund's portfolio manager, was primarily responsible for the day-to-day management of the Fund's portfolio. Effective March 28, 2000, the Fund retained Spectrum Advisory Services, Inc.
                            Marathon Value Portfolio
                          Notes To Financial Statements
                          October 31, 2000 - continued

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

(the "Advisor") to manage the Fund's investments. Marc S. Heilweil, President of the Advisor, is primarily responsible for the day-to-day management of the Fund's portfolio.

Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees and pays all expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person trustees and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund was obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of the average daily net assets of the Fund. As compensation for its management services and agreement to pay the Fund's expenses, the Fund was obligated to pay the Predecessor Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.48% of the average daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Advisor. For the period March 28, 2000 through October 31, 2000, the Advisor received a fee of $15,460 from the Fund. For the period November 1, 1999 through March 7, 2000, the Predecessor Advisor received a fee of $15,684 from the Fund. The Predecessor Advisor voluntarily agreed to reimburse other expenses for the period ended March 7, 2000 to the extent necessary to maintain total operating expenses at the rate of 1.48%. For the period November 1, 1999 through March 7, 2000, the Predecessor Advisor reimbursed expenses of $1,492.

     The Fund retains Unified Fund Services, Inc., a wholly owned subsidiary of Unified Financial Services, Inc., to manage the Fund's business affairs and provide the Fund with administrative, transfer agency, and fund accounting services, including all regulatory reporting and necessary office equipment and personnel. The Advisor paid all administrative, transfer agency and fund accounting fees on behalf of the Fund per the management agreement. The Fund retains AmeriPrime Financial Securities, Inc. (the "Distributor"), a wholly owned subsidiary of Unified Financial Services, Inc., to act as the principal distributor of the Fund's shares. There were no payments made to the Distributor for the year ended October 31, 2000. Certain members of management of Unified Fund Services, Inc. and the Distributor are also directors and/or officers of the Trust.
                            Marathon Value Portfolio
                          Notes To Financial Statements
                          October 31, 2000 - continued

NOTE 4. SHARE TRANSACTIONS- continued

As of October 31, 2000, there were an unlimited number of authorized shares for the Fund. Paid in capital at October 31, 2000 was $3,756,282.

Transactions in shares were as follows:

                                 Year ended                         Year ended
                              October 31, 2000                  October 31, 1999

                            Shares         Dollars            Shares        Dollars

Shares sold                 370,660       $3,655,135           69,009       $617,317
Shares issued in
reinvestment of
dividends                     0                0                  718          6,329

Shares redeemed
                          (452,475)        (4,247,371)         (7,846)       (70,282)
                          ---------        -----------        -------        --------
                           (81,815)        ($592,236)          61,881       $553,364
                            ======          ========          =======        ========

NOTE 5. INVESTMENTS

     For the fiscal year end of October 31, 2000, purchases and sales of investment securities, other than short-term investments, aggregated $3,684,619 and $4,781,122, respectively. As of October 31, 2000, the gross unrealized appreciation for all securities totaled $282,027 and the gross unrealized depreciation for all securities totaled $106,127 for a net unrealized appreciation of $175,900. The aggregate cost of securities for federal income tax purposes at October 31, 2000 was $3,608,370.

NOTE 6. ESTIMATES

     Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.




                            Marathon Value Portfolio
                          Notes To Financial Statements
                          October 31, 2000 - continued

NOTE 7. RELATED PARTY TRANSACTIONS

     The Advisor and the Predecessor Advisor are not registered broker-dealers of securities and thus do not receive commissions on trades made on behalf of the Fund. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 2000, Charles Schwab & Co. owned of record, in aggregate, more than 62% of the Fund.

NOTE 8. CALL OPTIONS WRITTEN

Transactions in options written during the fiscal year ended October 31, 2000 were as follows:

                                                          Number of          Premiums
                                                          Contracts          Received
 Options outstanding at October 31, 1999                     25              $18,312
 Options terminated in closing purchase transactions        (25)             (18,312)
                                                        ------------         --------
 Options outstanding at October 31, 2000                      0              $     0
                                                           =======          =========

NOTE 9. SUBSEQUENT EVENT

Effective December 31, 2000 AmeriPrime Financial Securities, Inc. and Unified Financial Securities, Inc., both wholly owned subsidiaries of Unified Financial Services, Inc., merged with one another. The result of this merger will be Unified Financial Securities, Inc. still a wholly owned subsidiary of Unified Financial Services, Inc.

INDEPENDENT AUDITOR'S REPORT

To The Shareholders and Board of Trustees
Marathon Value Portfolio

We have audited the accompanying statement of assets and liabilities of Marathon Value Portfolio, including the schedule of portfolio investments as of October 31, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period of March 12, 1998 (commencement of operation) through October 31, 1998. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Marathon Value Portfolio as of October 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and for the period of March 12, 1998
(commencement of operation) through October 31, 1998, in conformity with generally accepted accounting principles.


McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
November 19, 2000

                           Florida Street Growth Fund
                             Report to Shareholders
                       For the Year Ended October 31, 2000

 Dear Fellow Shareholders,

   The third full fiscal year of the Florida Street Growth Fund has been completed. It has been a remarkable year in the stock and bond markets. Though last year's big issues, a booming economy and Y2K, are clearly behind us, a new set of concerns was on investors' minds. These include earnings, as the Fed-engineered slowing of the economy has led to a number of high-profile companies pre-announcing disappointing earnings results. Other menacing "Es" include energy prices, the Euro's weakness and elections. Earnings warnings seemed to have the greatest impact on the equity market, as these announcements sent investors running for cover in U.S.Treasury issues and more defensive stocks such as pharmaceuticals and utilities. The rotation in the market allowed the previously ignored value stocks to shine, if only by not declining along with the former market leaders. The table below depicts the performance of the equity indexes over the last six and twelve months:

                                   ----Non-annualized Total Return----
                                   6 Month Return      12 Month Return
Index                              Through 10/31/00    Through 10/31/00
-----                              ----------------    ----------------
S&P Barra Growth Index                  -8.87%               2.08%
S&P Barra Value Index                    5.61%               9.67%
S&P 500 Index                           -1.04%               6.09%
S&P 400 Mid Cap Index                    8.57%              31.64%
S&P 600 Small Cap Index                  6.84%              25.27%

   A major contributor to the decline in the growth segment of the market was the decline in the technology sector. This sector has been tested many times before and has proven to be quite resilient in the past. It should be noted that the recent implosion in "dot com" stocks did not reduce spending on technology. We believe this sector will continue to thrive in the future, as it adapts to changing economic conditions.

     More detailed comments concerning the markets are found in the Fund report by the portfolio manager.

Thank you for your support of the Florida Street Growth Fund.

Sincerely,


Walter A. Morales, CFA
Chief Investment Officer
Commonwealth Advisors, Inc.

                           Florida Street Growth Fund
                             Report To Shareholders
                       For the Year Ended October 31, 2000

Dear Fellow Shareholders,

  Fiscal 2000, the third full year of operation of the Florida Street Growth Fund, was a volatile but rewarding year for shareholders. Though the year ended at a net asset value that was well below what was achieved at mid-year, the Fund still provided an excellent absolute and relative total return. The chart and table below display the results. For the year ended October 31, 2000 the Fund earned a 38.25% return, compared with a 31.64% return for the S&P 400 Mid Cap Index and 25.27% for the S&P 600 Small Cap Index. All of these returns are well above that of the widely-followed S&P 500 Index, which returned 6.09% for the year.

                          Florida       S&P       S&P
                          Street      Mid-Cap   Small-Cap
                        Growth Fund    Index      Index -
                         $15,267     $16,936     $13,037

          08/06/97       $10,000     $10,000     $10,000
          08/31/97        $9,910      $9,848     $10,240
          09/30/97       $10,550     $10,414     $10,917
          10/31/97       $10,190      $9,961     $10,446
          11/28/97       $10,120     $10,108     $10,337
          12/31/97       $10,092     $10,500     $10,579
          01/31/98        $9,941     $10,300     $10,373
          02/27/98       $10,705     $11,153     $11,317
          03/31/98       $11,217     $11,655     $11,749
          04/30/98       $11,367     $11,868     $11,818
          05/31/98       $10,805     $11,334     $11,192
          06/30/98       $10,715     $11,405     $11,224
          07/31/98       $10,202     $10,963     $10,366
          08/31/98        $8,114      $8,924      $8,368
          09/30/98        $8,636      $9,756      $8,879
          10/31/98        $9,198     $10,627      $9,291
          11/30/98        $9,550     $11,157      $9,813
          12/31/98       $10,379     $12,504     $10,439
          01/31/99       $10,671     $12,016     $10,307
          02/28/99        $9,897     $11,388      $9,379
          03/31/99        $9,866     $11,706      $9,500
          04/30/99       $10,731     $12,629     $10,127
          05/31/99       $10,621     $12,685     $10,374
          06/30/99       $11,516     $13,364     $10,964
          07/31/99       $11,435     $13,080     $10,868
          08/31/99       $10,651     $12,631     $10,390
          09/30/99       $10,631     $12,242     $10,434
          10/31/99       $11,043     $12,865     $10,408
          11/30/99       $12,451     $13,540     $10,848
          12/31/99       $14,443     $14,344     $11,734
          01/31/00       $14,503     $13,940     $11,370
          02/29/00       $18,878     $14,916     $12,893
          03/31/00       $19,019     $16,163     $12,416
          04/30/00       $16,997     $15,598     $12,203
          05/31/00       $15,157     $15,406     $11,843
           6/30/00       $17,007     $15,632     $12,543
           7/31/00       $15,981     $15,879     $12,235
           8/31/00       $18,063     $17,651     $13,319
           9/30/00       $17,158     $17,530     $12,957
          10/31/00       $15,267     $16,936     $13,037

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund, S&P Mid-Cap Index, and S&P Small-Cap Index on August 6, 1997 and held through October 31, 2000. The S&P Mid-Cap, and S&P Small-Cap Indices are widely recognized, unmanaged indices of common stock prices. Performance figures include the change in value of the stocks in the indices and the reinvestment of dividends; they are not annualized. The indices return do not reflect expenses, which have been deducted from the Fund's return. The Fund's return represents past performance and is not predictive of future results.

-----------------------------------------------------------------------------------------------------
                                 Fiscal Year Ended October 31, 2000
                                                           Total Return      Avg. Ann Total Return
                            6 Months       1 Year          Since Inception*  Since Inception*
                            --------       ------          ----------------  ----------------
Florida St. Growth Fund     -10.23%        38.25%              52.67%            13.95%
S&P 400 Mid Cap Index         8.57%        31.64%              69.36%            17.65%
S&P 600 Small Cap Index       6.84%        25.27%              30.37%             8.53%
*August 6, 1997
-----------------------------------------------------------------------------------------------------

   As we reported in our mid-year report, the first six months of the year was a period in which the high -growth segments of the technology sector were leading the market higher. Companies involved in optical networking, wireless data transmission and data storage were receiving positive attention for their strong growth. By mid-year the strong rally was waning, and for the last six months, investors have become more and more skeptical of the sustainability of high earnings growth. The economy has shown numerous signs of slowing, and importantly, the telecommunications industry has experienced difficulty in financing its growth, as investors have grown wary of many of the debt-ridden participants in this industry. This in turn, has led many to question how many telecommunications companies, the customers of the optical equipment industry, will survive to actually buy and install these new products.
   We felt that investors would eventually realize that traditional measures of value in the stock market are important and that this would spell trouble for the stocks that had risen to very high multiples of underlying revenues or earnings. Unfortunately, the change in sentiment has affected even those stocks of companies with reasonable valuations, which are among the holdings of the Fund. Valuations began to compress across the board, even when earnings met expectations. This has been the main reason for the weakness in the Fund over the latter portion of the year.

   What particular holdings affected the Fund's performance significantly? Stocks having the greatest positive impact include:
1) Christopher and Banks- an apparel retailer with locations concentrated in the Northeast. The company has impressed Wall Street with a string of positive earnings surprises based on strong sales growth, driving the stock up 348% during the fiscal year.
2) Watson Pharmaceuticals- a long-term Fund holding in the Health Care sector. The company develops and sells proprietary and generic drugs. It rose 97% during the fiscal year.
3) Dycom Industries- the company provides engineering, construction and maintenance services to the telecommunications industry. Though the stock has declined from its high, we realized healthy gains earlier in the year.
4) Qualcomm, Inc.- the company develops and delivers wireless products based on their proprietary CMDA digital technology. This stock is also well below its highs but we locked in partial profits at higher prices.
5) Xcelera.com Inc.- The company is involved in internet infrastructure and has developed technology to distribute, store, manage, search, cache and stream internet content. We were again able to lock in significant gains early in the year before the Internet sector deteriorated.

     What were the Fund's largest holdings at the end of the fiscal year?
               Security Name                                    % of NAV
               -------------                                    --------
1)       Watson Pharmaceuticals, Inc.                             3.94%
2)       Idacorp, Inc.                                            3.50%
3)       International Rectifier Corp.                            3.44%
4)       Christopher & Banks Corp.                                3.33%
5)       Dycom, Inc.                                              3.15%
6)       Methode Electronics, Inc.                                3.13%
7)       Radio Shack Corp.                                        3.03%
8)       CMS Energy Corp.                                         2.36%
9)       PeopleSoft, Inc.                                         2.21%
10)      S3 Corp.                                                 2.20%
                                                                  -----
                                                                  30.29%

       How  is  the  Fund   positioned  for  the  current  and  expected  market
environment?

     With a weighting in the technology sector that is above the market indices, the current correction makes it difficult for the Fund to perform well. However, the Fund must be managed based on a longer-term outlook than a few months. We believe that prospects remain good for stocks to provide attractive returns due to a continuation of healthy and sustained growth in corporate profits, relatively low interest rates and controlled inflation. We will continue to seek reasonably priced securities with good prospects for growth in any economic sector. We continue to believe that the most fertile area to find earnings growth is in the technology sector, while recognizing that it will likely remain the most volatile sector as investors cycle between periods of over-enthusiasm and fear. We believe that if we are careful not to over-pay for growth, shareholders will be amply rewarded over time.

     Thank you for your continued support.



Richard L. Chauvin, Jr. CFA
Portfolio Manager
CommonWealth Advisors, Inc.

Florida Street Growth Fund
Schedule of Investments - October 31, 2000

Common Stock - 98.4%                                Shares            Value

Alternative Power - 7.0%
American Superconductor Corp. (a)                   1,000           $ 47,750
Evercel, Inc. (a)                                   2,400             43,200
International Rectifier Corp.                       3,800            169,575
Zygo Corp. (a)                                      1,700             84,150
                                                               -----------------
                                                                     344,675
                                                               -----------------
Capital Equipment & Services - 7.0%
General Dynamics Corp.                              1,000             71,563
L3 Communications Holdings, Inc. (a)                1,000             65,938
Quanta Services, Inc. (a)                           2,400             74,550
SPX Corp.                                             700             86,537
Thermo Electron Corp.                               1,500             43,500
                                                               -----------------
                                                                     342,088
                                                               -----------------
Computer Hardware - 1.8%
Read-Rite Corp. (a)                                12,000             89,250
                                                               -----------------

Consumer Cyclicals - 9.9%
Christopher & Banks, Corp. (a)                      4,950            163,969
Delphi Automotive Systems Corp.                     2,000             31,375
Lowe's Companies, Inc.                              1,500             68,531
RadioShack Corp.                                    2,500            149,062
SCP Pool Corp. (a)                                  2,812             72,761
                                                                ----------------
                                                                     485,698
                                                                ----------------
Consumer Non-Durables & Services - 1.8%
Convergys Corp. (a)                                 1,000             43,562
Rare Medium Group, Inc. (a)                         9,675             44,747
                                                                ----------------
                                                                      88,309
                                                                ----------------
Data Storage - 0.5%
StorageNetworks, Inc. (a)                             200             12,687
Xcelera.Com Inc.                                    1,000             12,000
                                                                ----------------
                                                                      24,687
                                                               -----------------
Electronic Equipment - 0.7%
Agilent Technologies, Inc. (a)                       700              32,419
                                                               -----------------
Energy - 7.3%
Baker Hughes, Inc.                                 1,500              51,562
Core Laboratories N.V. (a)                         3,000              64,687
Global Marine Inc. (a)                             2,500              66,250
Maverick Tube Corp. (a)                            1,500              23,344
Noble Drilling Corp. (a)                           2,000              83,125
Ocean Energy, Inc.                                 5,000              69,375
                                                               -----------------
                                                                     358,343
                                                               -----------------
Florida Street Growth Fund
Schedule of Investments - October 31, 2000 - continued

Common Stock - continued                         Shares               Value

Financials - 6.4%
AFLAC Inc.                                           700            $ 51,144
BlackRock, Inc. - Class A (a)                      1,200              51,150
Concord EFS, Inc. (a)                              1,800              74,362
Federated Investors, Inc. - Class B                1,800              52,425
State Street Corp.                                   700              87,318
                                                               -----------------
                                                                     316,399
                                                               -----------------
Health Care - 4.6%
Biogen, Inc. (a)                                     500              30,094
Watson Pharmaceuticals, Inc. (a)                   3,100             193,944
                                                               -----------------
                                                                     224,038
                                                               -----------------
Network Equipment - 3.1%
Methode Electronics, Inc. - Class A                4,100             154,263
                                                               -----------------

Optical Equipment - 2.7%
Cymer, Inc. (a)                                    1,000              25,000
II-VI, Inc. (a)                                    3,400              70,338
LightPath Technologies, Inc. - Class A (a)         1,000              27,250
New Focus, Inc. (a)                                  200              12,700
                                                               -----------------
                                                                     135,288
                                                               -----------------
Outsourced Electronic Manufacturing - 1.5%
Flextronics International Ltd. (a)                 2,000              76,000
                                                               -----------------

Semiconductor Manufacturing - 9.7%
Cree, Inc. (a)                                      800               79,400
Galileo Technology Ltd. (a)                       3,000               81,375
National Semiconduct Corp. (a)                    2,200               57,200
Semtech Corp. (a)                                 1,400               45,150
SONICblue, Inc. (a)                              12,000              108,376
Vitesse Semiconductor Corp. (a)                   1,000               69,937
Xilinx, Inc. (a)                                    500               36,219
                                                               -----------------
                                                                     477,657
                                                               -----------------
Semiconductor Manufacturing & Test Equipment - 2.5%
Conexant Systems, Inc. (a)                        1,025               26,970
Teradyne, Inc. (a)                                1,000               31,250
Trikon Technologies, Inc. (a)                     4,000               65,750
                                                               -----------------
                                                                     123,970
                                                               -----------------
Software - 4.4%
Adobe Systems Inc.                                 700                53,244
PeopleSoft, Inc. (a)                             2,500               109,102
VeritasSoftware Corp. (a)                          400                56,406
                                                               -----------------
                                                                     218,752
                                                               -----------------
Florida Street Growth Fund
Schedule of Investments - October 31, 2000 - continued

Common Stock - continued                        Shares                 Value

Technology Services - 5.8%
Data Return Corp. (a)                            2,500              $ 28,750
Digital Island, Inc. (a)                         1,500                18,938
Dycom Industries, Inc.                           4,125               155,203
InterCept Group, Inc. (a)                        1,000                27,063
VerticalNet Inc. (a)                             2,000                55,781
                                                               -----------------
                                                                     285,735
                                                               -----------------
Telecommunications - 5.0%
Alltel Corp.                                       900                57,994
Powertel Inc.                                      600                52,350
Qwest Communications International, Inc. (a)     1,500                72,937
Williams Communications Group, Inc. (a)          1,800                32,962
WorldCom, Inc. (a)                               1,350                32,062
                                                               -----------------
                                                                     248,305
                                                               -----------------
Telecommunication Equipment - 2.6%
Corning Inc.                                     1,140                87,210
StockerYale, Inc. (a)                            1,600                40,000
                                                              ------------------
                                                                     127,210
                                                              ------------------
Utilities - 12.5%
AES Corp. (a)                                    1,200                67,800
Avista Corp.                                     3,300                74,044
Calpine Corp. (a)                                1,200                94,725
CMS Energy Corp.                                 4,300               116,100
Conectiv, Inc.                                   5,000                89,687
IdaCorp, Inc.                                    3,500               172,594
                                                              ------------------
                                                                     614,950
                                                              ------------------
Wireless Equipment - 1.6%
QUALCOMM, Inc. (a)                               1,200                78,131
                                                              ------------------

TOTAL COMMON STOCKS (Cost $4,243,655)                              4,846,167
                                                              ------------------
                                                Principal
Money Market Securities - 1.1%                    Amount
Federated Prime Obligations Fund, 6.16% (b)     $ 55,289            $ 55,289
  (Cost $55,289)                                              ------------------

TOTAL INVESTMENTS - 99.5% (Cost $4,298,944)                        4,901,456
                                                              ------------------
Other assets less liabilities - 0.5%                                  23,361
                                                              ------------------
Total Net Assets - 100.0%                                        $ 4,924,817
                                                              ==================
(a) Non-income producing.
(b) Variable rate security; the coupon rate shown represents the rate at October 31, 2000.
See accompanying notes which are an integral part of the financial statements.

Florida Street Growth Fund                                    October 31, 2000
Statement of Assets & Liabilities

Assets
Investment in securities, at value (cost $4,298,944)               $ 4,901,456
Cash                                                                       363
Dividends receivable                                                     1,830
Interest receivable                                                        977
Receivable for investments sold                                        207,238
                                                             -------------------
     Total assets                                                    5,111,864

Liabilities
Accrued investment advisory fee           $ 7,014
Payable for securities purchased          180,033
                                      -------------

     Total liabilities                                                 187,047
                                                             -------------------
Net Assets                                                         $ 4,924,817
                                                             ===================
Net Assets consist of:
Paid in capital                                                    $ 3,327,087
Accumulated net investment loss                                         (1,331)
Accumulated net realized gain on investments                           996,549
Net unrealized appreciation on investments                             602,512
                                                             -------------------
Net Assets, for  324,534 shares                                    $ 4,924,817
                                                             ===================
Net Asset Value

Net Assets
Offering price and redemption price per share
 ($4,924,817 / 324,534)                                                $ 15.18
                                                             ===================
See accompanying notes which are an integral part of the financial statements.

Florida Street Growth Fund
Statement of Operations for the year ended October 31, 2000

Investment Income
Dividend income                                                                                   $ 20,925
Interest income                                                                                     18,144
                                                                                       --------------------
Total Income                                                                                        39,069

Expenses
Investment advisory fee                                                     $ 70,210
Trustees' fees                                                                 2,558
                                                                 --------------------
Total expenses before waivers and reimbursements                              72,768
Waived fees and reimbursed expenses                                           (1,674)
                                                                 --------------------
Total operating expenses                                                                            71,094
                                                                                       --------------------
Net Investment Loss                                                                                (32,025)
                                                                                       --------------------
Realized & Unrealized Gain (Loss)
Net realized gain on investment securities                                 1,436,697
Change in net unrealized depreciation on investment securities               (71,053)
                                                                 --------------------
Net realized & unrealized gain on investment securities                                          1,365,644
                                                                                       --------------------
Net increase in net assets resulting from operations                                           $ 1,333,619
                                                                                       ====================

See accompanying notes which are an integral part of the finanacial statements.

Florida Street Growth Fund
Statement of Changes in Net Assets

                                                                                  Year                     Year
                                                                                  ended                    ended
                                                                               October 31,              October 31,
                                                                                  2000                     1999
                                                                           --------------------     --------------------
Increase in Net Assets
Operations
  Net investment loss                                                                $ (32,025)               $ (15,287)
  Net realized gain (loss) on investment securities                                  1,436,697                 (106,021)
  Change in net unrealized appreciation (depreciation)                                 (71,053)                 787,262
                                                                           --------------------     --------------------
  Net increase in net assets resulting from operations                               1,333,619                  665,954
                                                                           --------------------     --------------------
Distributions to shareholders
  From net investment income                                                                 0                   (6,024)
  From net realized gain                                                                     0                        0
                                                                           --------------------     --------------------
  Total distributions                                                                        0                   (6,024)
                                                                           --------------------     --------------------
Share Transactions
  Net proceeds from sale of shares                                                     247,952                1,232,745
  Shares issued in reinvestment of distributions                                             0                    6,024
  Shares redeemed                                                                     (259,473)              (1,615,951)
                                                                           --------------------     --------------------
Net decrease in net assets resulting
  from share transactions                                                              (11,521)                (377,182)
                                                                           --------------------     --------------------
Total increase in net assets                                                         1,322,098                  282,748

Net Assets
  Begining of period                                                                 3,602,719                3,319,971
                                                                           --------------------     --------------------
  End of period [including accumulated net
    investment loss of $1,331 and $1,331, respectively.]                           $ 4,924,817              $ 3,602,719
                                                                           ====================     ====================

See accompanying notes which are an integral part of the finanacial statements.

Florida Street Growth Fund
Financial Highlights

                                                   Year                 Year                Year                Period
                                                   ended               ended                ended                ended
                                                October 31,         October 31,          October 31,          October 31,
                                                   2000                 1999                1998               1997 (a)
                                              ----------------     ---------------     ----------------     ----------------
Selected Per Share Data
Net asset value, beginning of period                  $ 10.98              $ 9.16              $ 10.19              $ 10.00
                                              ----------------     ---------------     ----------------     ----------------
Income from investment operations
  Net investment income (loss)                          (0.10)              (0.04)                0.02                 0.03
  Net realized and unrealized gain (loss)                4.30                1.88                (1.01)                0.16
                                              ----------------     ---------------     ----------------     ----------------
Total from investment operations                         4.20                1.84                (0.99)                0.19
                                              ----------------     ---------------     ----------------     ----------------
Less distributions
  From net investment income                             0.00               (0.02)               (0.01)                0.00
  From net realized gain                                 0.00                0.00                (0.03)                0.00
                                              ----------------     ---------------     ----------------     ----------------
Total distributions                                      0.00               (0.02)               (0.04)                0.00
                                              ----------------     ---------------     ----------------     ----------------
Net asset value, end of period                        $ 15.18             $ 10.98               $ 9.16              $ 10.19
                                              ================     ===============     ================     ================

Total Return                                           38.25%              20.06%                (9.73)%              1.90% (b)

Ratios and Supplemental Data
Net assets, end of period (000)                        $4,925              $3,603               $3,320               $2,117
Ratio of expenses to average net assets                 1.37%               1.35%                1.25%                1.35% (c)
Ratio of expenses to average net assets
   before reimbursement                                 1.40%               1.38%                1.35%                1.35% (c)
Ratio of net investment income (loss) to                (0.62)%             (0.40)%              0.21%                1.14% (c)
   average net assets
Ratio of net investment income (loss) to
   average net assets before reimbursement              (0.65)%             (0.43)%              0.12%                1.14% (c)
Portfolio turnover rate                               114.00%             111.97%               63.10%                0.87% (c)

(a) August 6, 1997 (commencement of operations) to October 31, 1997
(b) For period of less than a full year, total return is not annualized.
(c) Annualized
See accompanying notes which are an integral part of the financial statements.

                           Florida Street Growth Fund
                          Notes to Financial Statements
                                October 31, 2000

NOTE 1.  ORGANIZATION

     Florida Street Growth Fund (the "Fund") was organized as a series of the AmeriPrime Funds, an Ohio business trust (the "Trust") on June 10, 1997 and commenced operations on August 6, 1997. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 8, 1995. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified series, open-end management investment company. The Fund's investment objective is to provide long-term growth of capital. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     Securities Valuations- Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust (the "Board").

     Fixed-income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

     Federal Income Taxes- The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

     Dividends and Distributions- The Fund intends to comply with federal tax rules regarding distribution of substantially all of its net investment income and capital gains. These rules may cause multiple distributions during the course of the year.

     Other- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to realized capital gain for the Fund.

                          Florida Street Growth Fund
                          Notes to Financial Statements
                          October 31, 2000 - continued

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains Commonwealth Advisors, Inc. (the "Advisor") to manage the Fund's investments. Richard L. Chauvin, Senior Vice-President of the Advisor is responsible for the day-to-day management of the Fund.

     Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage fees and commissions , taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of non-interested person trustees, and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.35% of the average daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Funds' expenses, except those specified above, are paid by the Advisor. For the year ended October 31, 2000, the Advisor received a fee of $70,210 from the Fund. The Advisor voluntarily agreed to waive fees and reimburse expenses for the Fund to the extent necessary to maintain total operating expenses at the rate of 1.35% of net assets from November 1, 1999 through April 13, 2000 and 1.38% of net assets from April 14, 2000 through October 31, 2000. For the year ended October 31, 2000, the Advisor waived fees and reimbursed expenses of $1,674.

     Effective October 12, 2000, AmeriPrime Financial Services, Inc. and Unified Fund Services, Inc., both wholly owned subsidiaries of Unified Financial Services, Inc., merged with one another. Prior to the merger AmeriPrime Financial Services, Inc. served as Administrator to the Fund. The result of this merger is now Unified Fund Services, Inc. ("Unified"), still a wholly owned subsidiary of Unified Financial Services, Inc. A Trustee and the officers of the Trust are members of management and/or employees of Unified.

     The Fund retains Unified Fund Services, Inc., a wholly owned subsidiary of Unified Financial Services, Inc., to manage the Fund's business affairs and provide the Fund with administrative, transfer agency, and fund accounting services, including all regulatory reporting and necessary office equipment and personnel. The Advisor paid all administrative, transfer agency, and fund accounting fees on behalf of the Fund per the management agreement. The Fund retains AmeriPrime Financial Securities, Inc. (the "Distributor"), a wholly owned subsidiary of Unified Financial Services, Inc., to act as the principal Distributor of the Fund's shares. There were no payments made to the Distributor for the year ended October 31, 2000. A Trustee and officer of the Trust may be deemed to be an affiliate of the Distributor.

                           Florida Street Growth Fund
                          Notes to Financial Statements
                          October 31, 2000 - continued


NOTE 4.  SHARE TRANSACTIONS

     As of October 31, 2000, there was an unlimited number of authorized shares for the Fund. Paid in capital at October 31, 2000 was $3,327,087.

Transactions in shares were as follows:
                                Year ended                       Year ended
                             October 31, 2000                October 31, 1999
                         Shares        Dollars           Shares        Dollars

Shares sold              14,704     $  247,952           119,466    $1,232,745
Shares issued in
reinvestment of
dividends                     0              0               593         6,024
Shares redeemed         (18,372)      (259,473)         (154,419)   (1,615,951)
                      ----------    -----------        ----------   -----------
                         (3,668)    $  (11,521)          (34,360)   $ (377,182)
                     ===========    ===========        ==========   ===========
NOTE 5.  INVESTMENTS

     For the year ended October 31, 2000, purchases and sales of investment securities, other than short-term investments, aggregated $5,710,375 and $5,462,260, respectively. The gross unrealized appreciation for all securities totaled $1,225,747 and the gross unrealized depreciation for all securities totaled $623,235 for a net unrealized appreciation of $602,512. The aggregate cost of securities for federal income tax purposes at October 31, 2000 was $4,298,944.

NOTE 6. ESTIMATES

     Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 7. RELATED PARTY TRANSACTIONS

     The Advisor is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Fund. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 2000, Charles Schwab & Co. owned of record in aggregate more than 94% of the Fund.

NOTE 8. SUBSEQUENT EVENT

     Effective December 31, 2000 AmeriPrime Financial Securities, Inc. and Unified Financial Securities, Inc., both wholly owned subsidiaries of Unified Financial Services, Inc., merged with one another. The result of this merger will be Unified Financial Securities, Inc. still a wholly owned subsidiary of Unified Financial Services, Inc. A Trustee and officer of the Trust may be deemed to be an affiliate of Unified Financial Securities, Inc.

INDEPENDENT AUDITOR'S REPORT

To The Shareholders and Board of Trustees
Florida Street Growth Fund

We have audited the accompanying statement of assets and liabilities of the Florida Street Growth Fund, including the schedule of portfolio investments as of October 31, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period of August 6, 1997 (commencement of operation) through October 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Florida Street Growth Fund as of October 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and for the period of August 6, 1997 (commencement of operation) through October 31, 1997, in conformity with accounting principles generally accepted in the United States of America.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
November 19, 2000